UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06114
Cavanal Hill Funds
(Exact name of registrant as specified in charter)
Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Address of principal executive offices)	(Zip code)
Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)
Registrant’s telephone number, including area code:	1-800-762-7085

Date of fiscal year end:	8/31/10

Date of reporting period:	8/31/10

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Management Discussion of Fund Performance

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Schedules of Portfolio Investments

Notes to Financial Statements

Financial Highlights

Report of Independent Registered Public Accounting Firm

Additional Fund Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus. To obtain a prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

The Cavanal Hill Funds are distributed by BOSC, Inc.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

THIS PAGE IS INTENTIONALLY LEFT BLANK

CAVANAL HILL MONEY MARKET FUNDS

INVESTMENT CONCERNS

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the money market funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

Money market investors continued to feel the after-effects of the financial crisis that erupted in late 2008. Specifically, the Federal Reserve (the “Fed”) maintained the extraordinary easing program it launched in December 2008, holding the federal funds target rate in a range of 0% to 0.25%. Early in the period, investors generally had expected the Fed to resume a “more normal” monetary policy by the end of 2010. However, as evidence emerged in the spring of 2010 that the U.S. economic recovery was slowing, investors pushed back their outlook for Fed tightening to potentially begin in 2011 or even 2012.

The Fed’s monetary policy, combined with new SEC (Securities and Exchange Commission) liquidity requirements for money market funds, uncertainty regarding the federal government’s financial sector reform legislation, and sovereign debt concerns in Europe, helped keep yields on U.S. Treasury bills and other taxable and tax-exempt money market securities at unusually low levels. For example, the yield on the three-month U.S. Treasury bill declined from 0.15% on August 31, 2009, to 0.14% on August 31, 2010. Similarly, in the municipal money market, rates on variable-rate demand notes (VRDNs) averaged approximately 0.25% for the period, and investors were forced to extend maturities through the purchase of fixed-rate notes and commercial paper, even though they offered little additional yield.*

THE CAVANAL HILL
U.S. TREASURY FUND
With yields on U.S. Treasury bills remaining extremely low during the period, we primarily focused on maintaining portfolio liquidity via overnight repurchase agreements. Nevertheless, at select points during the year, we took advantage of slightly higher yields on Treasury debt. In addition, at various points throughout the 12-month period, we added debt backed by the FDIC (Federal Deposit Insurance Corporation) to enhance the Fund’s yield.*

THE CAVANAL HILL
CASH MANAGEMENT FUND
We continued to focus on securities we believed offered value and strong credit quality, including Certificate of Deposits, floating-rate notes and commercial paper. Our overall strategy was to invest in securities providing attractive yields and relative safety while seeking opportunities to enhance yield. In addition, we implemented new maturity guidelines to remain in compliance with the SEC’s liquidity requirements.*

We were able to capture some yield advantage with investments in LIBOR-based floating-rate securities. In the spring of 2010, the mounting sovereign debt crisis in Europe put pressure on the European banks, which, in turn, sent LIBOR1 higher. Securities with yields that reset according to LIBOR benefitted in this environment.*

On the other hand, the commercial paper market remained challenging throughout much of the period. Fears of corporate credit-rating downgrades, due to the federal government’s financial-reform legislation, stifled the supply of, and demand for, commercial paper for several months. Nevertheless, after the legislation passed the Senate in May, it became clear the ratings guidelines were not as severe as originally feared, and the commercial paper market stabilized.

THE CAVANAL HILL
TAX-FREE MONEY MARKET FUND
With unusually low rates characterizing the 12-month period, maintaining sufficient liquidity was among our top priorities. In this environment, some investors redeemed shares to seek higher-yielding opportunities outside the money market universe. We continued to rely on VRDNs to meet our liquidity objectives.

We also looked for opportunities to enhance the Fund’s yield by extending the weighted average maturity, when appropriate. Our select purchases of high-quality commercial paper and fixed-rate notes helped us achieve these objectives.

OUTLOOK
We expect money market rates to remain extremely low for the intermediate term, as the Fed appears prepared to hold rates steady in the face of a slowing economy, high unemployment and a still-weak housing market. In addition, the absence of significant inflationary pressure is providing support for the Fed’s monetary policy. Credit quality remains the primary focus within our money market funds, and we continue to position the portfolios in liquid, high-credit-quality securities. We will continue to look for opportunities to extend the funds’ weighted average maturities to capture incrementally higher yields. But, we also will remain mindful of the need to lower the funds’ average weighted maturities if it appears the Fed is likely to change course. In the Tax-Free Money Market Fund, we will look for opportunities to capture higher yield from fixed-rate maturities while maintaining a core position in VRDNs for liquidity. Identifying and taking advantage of opportunities, which typically present themselves in a cyclical fashion, will be critical in the coming year.

* The composition of the Fund’s portfolio is subject to change.

1 The London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL INTERMEDIATE TAX-FREE BOND FUND

FUND GOAL

We seek to generate current income that is exempt from federal income taxes by investing primarily in a diversified portfolio of municipal securities. We attempt to invest in investment-grade municipal securities within the three highest rating categories. The Fund maintains a dollar-weighted average maturity between three- and 10-years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2010, the Intermediate Tax-Free Bond Fund Institutional Shares posted a total return of 8.20%, while the Investor Shares returned 7.92%. The Fund’s benchmark, the Barclays Capital U.S. Municipal Bond Index, posted a total return of 9.78%.

Throughout the 12 months, rates on municipal securities remained unusually low, due to continued record-low rates in the taxable bond market and the overall sluggish economic recovery, which led to a downturn in revenues for state and local governments. Sales and income tax revenues are important drivers for municipal issuers, and declines in those areas forced cutbacks of employees and services. As the period ended, evidence emerged of a slight improvement in revenues, but market participants will monitor the situation closely. Another long-term challenge for issuers involves the underfunded pensions facing many states, which will likely become a credit-rating issue in the future.

On the political front, the possibility of higher income taxes and the future of the Build America Bond (BAB) initiative took center stage. We believe higher income tax rates make municipal bonds more attractive to investors; therefore, potential tax hikes would likely lead to higher prices for municipal securities. The BAB program, which began in April 2009 was well received by issuers and investors, is set to expire at the end of 2010, unless Congress votes to extend it. BAB issuance, which represented 25% to 30% of total municipal issuance, has come at the expense of traditional tax-exempt issuance, creating supply and demand imbalances throughout the period. Strong cash flows into municipal bond funds, which topped $500 billion in assets for the first time, also presented a challenge for investors.

From a credit perspective, the market generally weathered the economic downturn fairly well. Nevertheless, select states, most notably California, continued to face problems.

We continued to focus on high-quality securities while seeking to uncover attractive market opportunities throughout the year. For example, we were able to take advantage of good buying opportunities in October and April, when longer-term yields moved higher due to supply and demand imbalances. Nevertheless, yields began a steady decline in mid-June and reached historic lows in August. One type of security we focused on was the “kicker” bond, which is a bond with a short call and a long-term maturity. This structure offers additional yield to the call, compared with a fixed-maturity bond, and if the bond is not called, the yield “kicks” higher to the final maturity.*

We also maintained a longer-than-benchmark duration throughout the period, having extended in the final months of the Fund’s previous fiscal year. This strategy was ineffective early in the period, as interest rates rose. Nevertheless, the rate environment turned around dramatically as the year progressed, and the Fund performed much better.*

Overall, the Fund underperformed its benchmark for the period, primarily due to a lack of exposure to the high-yield sector, which rebounded sharply from the previous year. In addition, our longer-duration strategy was a drag on performance early in the period.*

Looking ahead, we believe investors will face low rates and supply constraints, unless the BAB program is not extended. We believe the challenge will be to find the right bond structure, while continuing to pay close attention to the credit quality of municipal issuers. We will continue, when supply and demand imbalances arise, to look for opportunities among “kicker” bonds.

* The composition of the Fund’s portfolio is subject to change..

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL INTERMEDIATE TAX-FREE BOND FUND

The performance of the Intermediate Tax-Free Bond Fund is measured against the Barclays Capital U.S. Municipal Bond Index, an unmanaged index which covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN
For the periods ended 8/31/10	1 Year	5 Year	10 Year
Investor Shares	7.92%	4.71%	4.67%
Institutional Shares[1]	8.20%	4.99%	4.80%
Barclays Capital U.S. Municipal
Bond Index	9.78%	5.02%	5.69%
Lipper Intermediate Municipal
Debt Funds Average[2]	8.54%	4.23%	4.64%

EXPENSE RATIO
			Gross
Investor Shares			1.53%
Institutional Shares			1.28%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated December 17, 2009. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2010 can be found in the Financial Highlights.

[1]

This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a 12b-1 fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

[2]

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

THE CAVANAL HILL SHORT-TERM INCOME FUND

FUND GOAL

We pursue a strategy of diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity of three years or less.

INVESTMENT CONCERNS

Short-term investment grade bonds generally offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and fair value of certain mortgage-related investments.

For the 12-month period ended August 31, 2010, the Short-Term Income Fund Institutional Shares posted a total return of 12.79%, while the Investor Shares returned 12.47%. The Fund’s benchmark, the BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index showed a total return of 5.44%.

An unusually low rate environment continued to characterize the 12 months, as the Federal Reserve (the “Fed”) maintained its extraordinarily accommodative monetary policy in the face of generally sluggish economic growth and high unemployment. Overall, yields on U.S. Treasuries plunged, pushing prices higher. In particular, Treasury yields in the two- to five-year maturity range hit all-time lows late in the period. Yields on longer-term securities in this maturity range declined more than shorter-term securities, which caused the yield curve to flatten.

Throughout the first half of the period, select economic data improved, suggesting a recovery, albeit modest, was underway. As fixed-income investors gained confidence in the recovery, they became more comfortable with risk, which led to a sharp rally among non-investment-grade corporate and municipal securities. Investment-grade spread (non-Treasury) sectors, including corporate bonds and mortgage-backed securities (MBS), also benefitted from the improving economic outlook and investor demand for yield.

Renewed concerns about the strength of the economic recovery emerged during the second half of the period. A combination of factors, including sovereign debt crises plaguing Greece, Spain and other European nations, two downward revisions in first-quarter GDP (gross domestic product)1 growth, lethargic second-quarter GDP data, and disappointing housing and employment figures, led to fears of a double-dip recession and deflation. These fears, along with concerns about European debt contagion and the uncertainty surrounding the U.S. government’s financial reform legislation, helped fuel a flight to quality, pushing Treasury yields lower and returns higher. In general, spreads widened and riskier assets underperformed. Nevertheless, the strong performance from high-yield securities earlier in the period offset the impact of the risk aversion, and non-investment-grade sectors were the performance leaders for the entire 12-month period.

Our security selection in the mortgage and corporate sectors accounted for the bulk of the Fund’s outperformance relative to the benchmark. Throughout the period, we continued to focus on high-credit-quality, yield-generating securities, including shorter-term, non-agency MBS. The combination of spread tightening and attractive yield levels led to solid performance for these securities. We also focused on the debt securities of large, systemically important banks. Early in the period, spreads in the financial sector remained wide relative to other corporate bond sectors, and as the period progressed, we were able to capitalize on that value.*

On the other hand, our duration strategy detracted from the Fund’s relative performance. The period began with interest rates at or near record-low levels, which led many market observers to anticipate higher rates in the coming months. Therefore, we attempted to limit interest rate risk by maintaining a shorter-than-benchmark duration. However, as uncertainty returned to the economic outlook, interest rates fell further and rendered our short-duration strategy ineffective.

As of August 31, 2010, 45% of the Fund’s assets were invested in mortgage securities, 16% was in U.S. Treasury securities, 15% was in corporate bonds, 8% was in agency securities, and 4% was in asset-backed securities. As of August 31, 2010 the Fund’s average maturity was 2.37 years.*

Looking ahead, we believe interest rates and inflation are likely to remain low in an environment of lackluster economic growth. Therefore, we expect to maintain our focus on high quality, higher-yielding securities, including non-agency MBS and select financial-sector bonds. We may also purchase agency step-up securities (agencies with a series of increasing coupons paid to investors throughout the life of the bond) to provide a hedge against potential future interest rate increases. Similarly, we plan to maintain our defensive strategy in case rates begin creeping upward.*

*	The composition of the Fund’s portfolio is subject to change.

[1]	The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL SHORT-TERM INCOME FUND

The Short-Term Income Fund is measured against the BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index, an unmanaged index which is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN
For the periods ended 8/31/10	1 Year	5 Year	10 Year
Investor Shares	12.47%	2.92%	4.00%
Institutional Shares[1]	12.79%	3.18%	4.13%
BofA Merrill Lynch 1-5 Year U.S.
Corporate/Government Index	5.44%	5.09%	5.27%
Lipper Short Investment Grade
Debt Funds Average[2]	5.40%	3.63%	3.93%

EXPENSE RATIO
			Gross
Investor Shares			1.60%
Institutional Shares			1.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated December 17, 2009. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2010 can be found in the Financial Highlights.

[1]

This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a 12b-1 fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

[2]

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

THE CAVANAL HILL INTERMEDIATE BOND FUND

FUND GOAL

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity between three- and 10-years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds generally offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and fair value of certain mortgage-related investments.

For the 12-month period ended August 31, 2010, the Intermediate Bond Fund Institutional Shares posted a total return of 17.74%, while the Investor Shares returned 17.45%. The Fund’s benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index, showed total return of 8.25%.

An unusually low rate environment continued to characterize the 12 months, as the Federal Reserve (the “Fed”) maintained its extraordinarily accommodative monetary policy in the face of generally sluggish economic growth and high unemployment. Overall, yields on U.S. Treasuries plunged, pushing prices higher. In particular, Treasury yields in the two- to five-year maturity range hit all-time lows late in the period. Yields on longer-term securities in this maturity range declined more than shorter-term securities, which caused the yield curve to flatten. Similarly, the yield on the 10-year Treasury note fell to 2.47% on August 31, 2010, its lowest level since January 2009, when it hit a record 2.23%, while the 30-year Treasury bond yield tumbled to 3.52%.

Throughout the first half of the period, select economic data improved, suggesting a recovery, albeit modest, was underway. As fixed-income investors gained confidence in the recovery, they became more comfortable with risk, which led to a sharp rally among non-investment-grade corporate and municipal securities. Investment-grade spread (non-Treasury) sectors, including corporate bonds and mortgage-backed securities (MBS), also benefitted from the improving economic outlook and investor demand for yield.

Renewed concerns about the strength of the economic recovery emerged during the second half of the period. A combination of factors, including sovereign debt crises plaguing Greece, Spain and other European nations, two downward revisions in first-quarter GDP (gross domestic product)1 growth, lethargic second-quarter GDP data, and disappointing housing and employment figures, led to fears of a double-dip recession and deflation. These fears, along with concerns about European debt contagion and the uncertainty surrounding the U.S. government’s financial reform legislation, helped fuel a flight to quality, pushing Treasury yields lower and returns higher. In general, spreads widened and riskier assets underperformed. Nevertheless, the strong performance from high-yield securities earlier in the period offset the impact of the risk aversion, and non-investment-grade sectors were the performance leaders for the entire 12-month period.

Our security selection in the mortgage and corporate sectors accounted for the bulk of the Fund’s outperformance relative to the benchmark. Throughout the period, we continued to focus on high-credit-quality, yield-generating securities, including shorter-term, non-agency MBS. The combination of spread tightening and attractive yield levels led to solid performance for these securities. We also focused on the debt securities of large, systemically important banks. Early in the period, spreads in the financial sector remained wide relative to other corporate bond sectors, and as the period progressed, we were able to capitalize on that value.*

On the other hand, our duration strategy detracted from the Fund’s relative performance. The period began with interest rates at or near record-low levels, which led many market observers to anticipate higher rates in the coming months. Therefore, we attempted to limit interest rate risk by maintaining a shorter-than-benchmark duration. However, as uncertainty returned to the economic outlook, interest rates fell further and rendered our short-duration strategy ineffective.

As of August 31, 2010, 50% of the Fund’s assets were invested in mortgage securities, 31% was in corporate bonds, 7% was in U.S. Treasury securities, 7% was in agency securities, and 3% was in asset-backed securities. As of August 31, 2010 the Fund’s average maturity was 4.75 years.*

Looking ahead, we believe interest rates and inflation are likely to remain low in an environment of lackluster economic growth. Therefore, we expect to maintain our focus on high quality, higher-yielding securities, including non-agency MBS and select financial-sector bonds. We may also purchase agency step-up securities (agencies with a series of increasing coupons paid to investors throughout the life of the bond) to provide a hedge against potential future interest rate increases. Similarly, we plan to maintain our defensive strategy in case rates begin creeping upward.*

*	The composition of the Fund’s portfolio is subject to change.

[1]	The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL INTERMEDIATE BOND FUND

The Intermediate Bond Fund is measured against the Barclays Capital U.S. Intermediate Aggregate Bond Index, an unmanaged index that is representative of investment-grade debt issues with maturities from one year up to (but not including) ten years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN
For the periods ended 8/31/10	1 Year	5 Year	10 Year
Investor Shares[1]	17.45%	3.40%	4.49%
Institutional Shares[2]	17.74%	3.68%	4.63%
Barclays Capital U.S. Intermediate
Aggregate Bond Index	8.25%	5.88%	6.21%
Lipper Short-Intermediate Investment
Grade Debt Funds Average[3]	8.32%	4.80%	5.18%

EXPENSE RATIO
			Gross
Investor Shares			1.58%
Institutional Shares			1.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated December 17, 2009. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2010 can be found in the Financial Highlights.

[1]

The return shown is based on the net asset value calculated for shareholder transactions and differs from the return shown in the financial highlights which reflects a subsequent adjustment made to the net asset value as of August 31, 2010. The one year total return reported in the Financial Highlights is 17.08% and 17.48% for Investor Shares and Institutional Shares, respectively.

[2]

The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a 12b-1 fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

[3]

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

THE CAVANAL HILL BOND FUND

FUND GOAL

We pursue a strategy of broad diversification in order to benefit from investments in corporate and government fixed income securities. We only invest in investment-grade securities within the three highest ratings categories. The Fund maintains a dollar-weighted average maturity between three- and 10-years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and fair value of certain mortgage-related investments.

For the 12-month period ended August 31, 2010, the Bond Fund Institutional Shares posted a total return of 15.85%, while the Investor Shares returned 15.56%. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, showed a total return of 9.18%.

An unusually low rate environment continued to characterize the 12 months, as the Federal Reserve (the “Fed”) maintained its extraordinarily accommodative monetary policy in the face of generally sluggish economic growth and high unemployment. Overall, yields on U.S. Treasuries plunged, pushing prices higher. In particular, Treasury yields in the two- to five-year maturity range hit all-time lows late in the period. Yields on longer-term securities in this maturity range declined more than shorter-term securities, which caused the yield curve to flatten. Similarly, the yield on the 10-year Treasury note fell to 2.47% on August 31, 2010, its lowest level since January 2009, when it hit a record 2.23%, while the 30-year Treasury bond yield tumbled to 3.52%.

Throughout the first half of the period, select economic data improved, suggesting a recovery, albeit modest, was underway. As fixed-income investors gained confidence in the recovery, they became more comfortable with risk, which led to a sharp rally among non-investment-grade corporate and municipal securities. Non-agency MBS security prices rebounded from their severe sell-off during the Fall of 2008 to early 2009 period after the Federal Reserve’s quantitative easing tactics improved liquidity in the credit markets. Investment-grade spread (non-Treasury) sectors, including corporate bonds and mortgage-backed securities (MBS), also benefitted from the improving economic outlook and investor demand for yield.

Renewed concerns about the strength of the economic recovery emerged during the second half of the period. A combination of factors, including sovereign debt crises plaguing Greece, Spain and other European nations, two downward revisions in first-quarter GDP (gross domestic product)1 growth, lethargic second-quarter GDP data, and disappointing housing and employment figures, led to fears of a double-dip recession and deflation. These fears, along with concerns about European debt contagion and the uncertainty surrounding the U.S. government’s financial reform legislation, helped fuel a flight to quality, pushing Treasury yields lower and returns higher. In general, spreads widened and riskier assets underperformed. Nevertheless, the strong performance from high-yield securities earlier in the period offset the impact of the risk aversion, and non-investment-grade sectors were the performance leaders for the entire 12-month period.

Our security selection in the mortgage and corporate sectors accounted for the bulk of the Fund’s outperformance relative to the benchmark. Throughout the period, we continued to focus on high-credit-quality, yield-generating securities, including shorter-term, non-agency MBS. The combination of spread tightening and attractive yield levels led to solid performance for these securities. We also focused on the debt securities of large, systemically important banks. Early in the period, spreads in the financial sector remained wide relative to other corporate bond sectors, and as the period progressed, we were able to capitalize on that value.*

On the other hand, our duration strategy detracted from the Fund’s relative performance. The period began with interest rates at or near record-low levels, which led many market observers to anticipate higher rates in the coming months. Therefore, we attempted to limit interest rate risk by maintaining a shorter-than-benchmark duration. However, as uncertainty returned to the economic outlook, interest rates fell further and rendered our short-duration strategy ineffective.*

As of August 31, 2010, 47% of the Fund’s assets were invested in mortgage securities, 30% was in corporate bonds, 11% was in U.S. Treasury securities, 7% was in agency securities, and 2% was in asset-backed securities. As of August 31, 2010 the Fund’s average maturity was 5.65 years.*

Looking ahead, we believe interest rates and inflation are likely to remain low in an environment of lackluster economic growth. Therefore, we expect to maintain our focus on high quality, higher-yielding securities, including non-agency MBS and select financial-sector bonds. We may also purchase agency step-up securities (agencies with a series of increasing coupons paid to investors throughout the life of the bond) to provide a hedge against potential future interest rate increases. Similarly, we plan to maintain our defensive strategy in case rates begin creeping upward.*

*	The composition of the Fund’s portfolio is subject to change.

[1]	The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL BOND FUND

The Bond Fund is measured against the Barclays Capital U.S. Aggregate Bond Index, an unmanaged index which covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN
For the periods ended 8/31/10	1 Year	5 Year	10 Year
Investor Shares	15.56%	4.15%	5.55%
Institutional Shares[1]	15.85%	4.40%	5.67%
Barclays Capital U.S.
Aggregate Bond Index	9.18%	5.96%	6.47%
Lipper Intermediate Investment
Grade Debt Funds Average[2]	11.26%	5.15%	5.84%

EXPENSE RATIO
			Gross
Investor Shares			1.60%
Institutional Shares			1.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated December 17, 2009. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2010 can be found in the Financial Highlights.

[1]

The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a 12b-1 fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

[2]

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

THE CAVANAL HILL BALANCED FUND

FUND GOAL

We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to control risk. Our diversification strategy is multi-dimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and fair value of certain mortgage-related investments.

For the 12-month period ended August 31, 2010, the Balanced Fund Institutional Shares posted a total return of 9.00%, while the Investor Shares returned 8.70%. The Fund’s benchmarks, the Russell 1000® Index and the Barclays Capital U.S. Aggregate Bond Index, returned 5.55% and 9.18%, respectively.

Stocks generally posted robust performance during the first eight months of the period, as corporate earnings were positive and investors remained upbeat about the potential for a sustainable economic recovery. Nevertheless, beginning in May, that optimism began to fade. On the heels of renewed economic concerns, including slower-than-expected gross domestic product1 growth and a stubbornly high unemployment rate, and the exploding sovereign debt crisis in Europe, risk aversion returned to the U.S. financial markets. Many investors feared a double-dip recession was in the works, and stocks tumbled during the final four months of the period, erasing some of their previous gains.

Bonds, on the other hand, posted strong overall performance for the 12-month period, buoyed primarily by solid results in the corporate and Treasury sectors. Overall sluggish economic growth and muted inflation helped push Treasury yields lower and prices higher. Additionally, concerns about the financial stability of select European sovereign debt led to a flight to quality, which benefitted U.S. Treasury securities. Similar to the results in the stock market, performance among corporate bonds was strongest when economic optimism was prevalent, particularly for lower-credit-quality issues. Investors favored higher-quality corporates when the general market sentiment shifted from optimism to uncertainty. Overall, though, corporate spreads tightened during the period, as investors generally favored the attractive valuations and better relative yields available in the corporate sector.

We continued to emphasize equities, which represented approximately 56% of the Fund’s portfolio at the end of the 12-month period. Fixed-income securities represented approximately 42% of the portfolio, and the remainder was invested in cash. The Fund’s equity weighting declined approximately 5 percentage points during the period, primarily due to profit taking in the wake of the strong equity-market rally. We redeployed the proceeds in the Fund’s fixed-income portfolio, which helped the Fund outperform its equity benchmark for the period.*

Within the equity portfolio, we continued to invest in a variety of styles, including large- and mid-cap domestic stocks and developed and developing international markets. Overall, the mix of domestic and foreign stocks remained relatively constant throughout the period, while exposure to value stocks increased slightly. At the end of August 2010, large-cap core stocks comprised the bulk of the equity portfolio. In addition, the portfolio had modest weightings in large-cap value, mid-cap and international stocks and a smaller weighting in large-cap growth stocks.*

We continued to focus on high-credit-quality, yield-generating securities in the Fund’s fixed-income portfolio. In particular, our security selection in the mortgage and corporate sectors led to outperformance relative to the Fund’s fixed-income benchmark. In the mortgage market, we emphasized shorter-term, non-agency mortgage-backed securities (MBS), which benefited from a combination of spread tightening and attractive yield levels. Non-agency MBS security prices rebounded from their severe sell-off during the Fall of 2008 to early 2009 period after the Federal Reserve’s quantitative easing tactics improved liquidity in the credit markets. We also focused on the debt securities of large, systemically important banks. Early in the period, spreads in the financial sector remained wide relative to other corporate bond sectors, and as the period progressed, we were able to capitalize on that value.*

On the other hand, our duration strategy detracted from relative performance. The period began with interest rates at or near record-low levels, which led many market observers to anticipate higher rates in the coming months. Therefore, we attempted to limit interest rate risk by maintaining a shorter-than-benchmark duration. However, as uncertainty returned to the economic outlook, interest rates fell further and rendered our short-duration strategy ineffective.*

Looking ahead, we believe interest rates and inflation are likely to remain low in an environment of lackluster economic growth. Following the recent stock market setback, valuations in the domestic and international arenas may provide our equity strategies with attractive investment opportunities. In addition we believe the Federal Reserve and other monetary authorities may remain accommodative, which eventually could support increased risk taking and the continuation of the economic recovery. In the fixed-income portfolio, we expect to maintain our focus on high quality, higher-yielding securities, including non-agency MBS and select financial-sector bonds. We also may purchase agency step-up securities (agencies with a series of increasing coupons paid to investors throughout the life of the bond) to provide a hedge against potential future interest rate increases. Similarly, we plan to maintain our defensive strategy in case rates begin creeping upward.*

*	The composition of the Fund’s portfolio is subject to change.

[1]	The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL BALANCED FUND

The Balanced Fund is measured against the Russell 1000® Index and the Barclays Capital U.S. Aggregate Bond Index. The Russell 1000® Index, an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index which covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN
For the periods ended 8/31/10	1 Year	5 Year	10 Year
Investor Shares	8.70%	2.18%	1.93%
Institutional Shares[1]	9.00%	2.49%	2.09%
Russell 1000® Index	5.55%	-0.71%	-1.55%
Barclays Capital U.S.
Aggregate Bond Index	9.18%	5.96%	6.47%
Lipper Mixed-Asset Target
Allocation Moderate Funds Average[2]	7.07%	1.72%	2.14%

EXPENSE RATIO
			Gross
Investor Shares			1.71%
Institutional Shares			1.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated December 17, 2009. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2010 can be found in the Financial Highlights.

[1]

The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a 12b-1 fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

[2]

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

THE CAVANAL HILL U.S. LARGE CAP EQUITY FUND

FUND GOAL

Seeks to provide long-term capital appreciation, net of taxes, by investing in a diversified portfolio of large cap domestic stocks that mirror the capitalization profile of the Russell 1000® Index and exhibit strong, sustainable earnings and revenue growth prospects, an understandable business model and limited exposure to cyclical earnings. In pursuing this objective, the management team employs various investment practices designed to reduce taxable distributions to shareholders.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

For the 12-month period ended August 31, 2010, the U.S. Large Cap Equity Fund Institutional Shares posted a total return of 3.84%, while the Investor Shares returned 3.63%. The Fund’s benchmark, the Russell 1000® Index, posted a total return of 5.55%.

Optimism regarding the economic recovery prevailed during the first half of the period, as fiscal and monetary stimulus programs had positive effects on the economy. For example, auto sales spiked in the summer of 2009, labor markets began to stabilize in late 2009, and third-quarter 2009 gross domestic product1 grew nearly 6% on the back of auto-industry improvements and a rebound in consumer sentiment and spending.

As the fiscal year progressed, the impact of government intervention began to fade. For example, while home prices ended their freefall, the rebound in prices was modest at best. Delinquency rates among homeowners reached near-record highs, and the excess inventory of new homes continued to threaten the still-vulnerable banking system. Additionally, the multi-decade low in new housing starts remained a drag on economic activity. Meanwhile, the rebound in auto sales was short-lived. After the expiration of the government’s “cash for clunkers” program, sales plunged to near-decade lows. Furthermore, increasing government regulation, the impact of the unpopular federal health care reform bill, and looming tax increases left businesses unwilling to hire. The labor markets remained unusually depressed, with unemployment hovering near 10%.

In this environment, stocks performed reasonably well through April 2010. However, in the wake of mounting domestic economic concerns and the sovereign debt crisis plaguing several European nations, fear and uncertainty returned to the financial markets, and stocks sold off in the second half of the period.

We continued to find significant value in companies gaining market share in growing segments of the economy, including the technology sector. With employers reluctant to hire, they have focused on enhancing existing workers’ productivity via technology. We significantly overweighted the technology sector, focusing predominantly on hardware companies. As a whole, technology underperformed the market, but our stock selection within the sector contributed positively to relative performance.*

Overall, the Fund’s underperformance relative to the benchmark was primarily due to our investments in the financial sector. We viewed many of the larger U.S. banks as attractive from a valuation perspective, due to significant disruptions in the competitive landscape throughout the last two years. While these stocks underperformed the market during the 12-month period, we believe the market is underestimating their future earnings power. We believe these banks will likely remain share gainers and should return to normalized earnings well above analyst expectations—a view currently not reflected in their share prices.

Looking ahead, we are optimistic about a recovery in stock prices. We believe the economy will continue to expand, albeit at a slower-than-normal pace, and companies that can gain market share during this slow-growth recovery should benefit. In particular, we remain significantly overweighted in technology, due to employers’ efforts to secure productivity gains without adding to their payrolls. Additionally, we believe the recession artificially delayed a normal replacement cycle, and pent up demand for technology equipment exists.*

We also remain overweighted in the energy sector; due to our belief the demand for energy, driven particularly by emerging market economies, will increase as global economic activity increases. We believe higher prices will encourage further exploration and production activity, and we therefore have significant weightings in exploration and production companies and oil field service companies.*

Furthermore, we continue to invest in companies we believe have the most opportunity to grow their market shares, reinvest in their businesses and benefit from growing demand outside the United States. Examples of such companies include our trade-down retail stocks, where we believe store expansion will likely enhance earnings and returns.*

*	The composition of the Fund’s portfolio is subject to change.

[1]	The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE CAVANAL HILL U.S. LARGE CAP EQUITY FUND

The U.S. Large Cap Equity Fund is measured against the Russell 1000® Index, an unmanaged index that measures the performance of the of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, however they can invest in the i-Shares or index mutual funds.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

AVERAGE ANNUAL TOTAL RETURN
For the periods ended 8/31/10	1 Year	5 Year	10 Year
Investor Shares	3.63%	0.78%	-0.76%
Institutional Shares[1]	3.84%	1.03%	-0.64%
Russell 1000® Index	5.55%	-0.71%	-1.55%
Lipper Large-Cap Core
Funds Average[2]	2.67%	-1.24%	-1.53%

EXPENSE RATIO
			Gross
Investor Shares			1.80%
Institutional Shares			1.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Investor and Institutional Class reflects voluntary fee waivers in effect during the year, which may be discontinued at any time. Without these fee waivers, the performance would have been lower.

The above expense ratios are from the Funds’ prospectus dated December 17, 2009. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2010 can be found in the Financial Highlights.

[1]

The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a 12b-1 fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

[2]

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities
August 31, 2010

		Cash
	U.S. Treasury	Management	Tax-Free Money
	Fund	Fund	Market Fund
Assets:
Investments, at value (Cost $234,867,414, $486,195,564 and $418,916,879)	$234,867,414	$486,195,564	$418,916,879
Repurchase agreements, at value/cost	532,397,068	434,056,218	—
Total Investments	767,264,482	920,251,782	418,916,879
Cash	—	428	—
Interest and dividends receivable	834,613	677,918	271,911
Receivable for fees waived or reimbursed	—	82,318	223,477
Receivable for investments sold	—	—	2,000,000
Prepaid expenses and other assets	15,479	26,034	10,234
Total Assets	768,114,574	921,038,480	421,422,501
Liabilities:
Distributions payable	10,763	35,294	28,423
Deferred credit*	—	—	172,363
Accrued expenses and other payables:
Investment advisory fees	32,529	—	6,040
Administration fees	32,529	38,219	7,306
Distribution fees	48,865	44,317	3,563
Custodian fees	6,506	7,644	3,653
Trustee fees	6,157	8,903	5,270
Fund accounting fees	5,267	6,999	—
Omnibus fee	—	—	43,457
Transfer agent fees	7,155	10,214	—
Shareholder servicing fees	14,680	125,354	6,234
Other accrued liabilities	86,303	129,341	73,407
Total Liabilities	250,754	406,285	349,716
Net Assets	$767,863,820	$920,632,195	$421,072,785
Composition of Net Assets:
Shares of beneficial interest, at par	$7,678	$9,214	$4,212
Paid-in capital	767,830,246	921,406,252	421,224,089
Accumulated net investment income/(distributions in excess of net investment income)	(1)	(459)	(164,359)
Accumulated net realized gain/(loss) from investment transactions	25,897	(782,812)	8,843
Net Assets	$767,863,820	$920,632,195	$421,072,785
Net Assets:
Administrative Shares	$526,943,093	$462,414,116	$17,051,312
Service Shares	40,384,828	11,884,124	1,050
Institutional Shares	200,535,899	446,333,955	39,567,538
Select Shares	—	—	364,452,885
Total	$767,863,820	$920,632,195	$421,072,785
Shares Outstanding:
Administrative Shares	526,830,502	462,780,870	17,065,041
Service Shares	40,404,560	11,884,130	1,055
Institutional Shares	200,601,881	446,743,759	39,583,049
Select Shares	—	—	364,579,656
Total	767,836,943	921,408,759	421,228,801
Net asset value, offering price & redemption price per share: ($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	$1.00	$1.00	$1.00
Service Shares	$1.00	$1.00	$1.00
Institutional Shares	$1.00	$1.00	$1.00
Select Shares	$—	$—	$1.00

* See Note 3 in Notes to Financial Statements.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Continued
August 31, 2010

	Intermediate
	Tax-Free	Short-Term	Intermediate
	Bond Fund	Income Fund	Bond Fund	Bond Fund
Assets:
Investments, at value (Cost $32,370,071, $73,426,632, $28,443,788 and $37,098,729)	$35,256,112	$62,977,252	$20,959,603	$31,974,009
Investments in affiliates, at value/cost	2,338,433	9,156,502	1,296,693	2,067,728
Total Investments	37,594,545	72,133,754	22,256,296	34,041,737
Cash	—	13,125	—	—
Interest and dividends receivable	343,664	382,890	143,570	246,506
Receivable for capital shares issued	20,500	405,701	30,393	5,345
Prepaid expenses and other assets	11,022	20,156	12,763	14,536
Total Assets	37,969,731	72,955,626	22,443,022	34,308,124
Liabilities:
Distributions payable	88,930	129,652	38,305	70,783
Payable for investments purchased	—	812,492	674,563	1,009,350
Payable for capital shares redeemed	135,060	333,242	544	13,148
Accrued expenses and other payables:
Investment advisory fees	6,373	8,637	3,666	5,524
Administration fees	3,186	5,758	1,833	2,762
Distribution fees	658	4,795	2,591	1,673
Custodian fees	319	576	183	276
Trustee fees	33	212	73	108
Fund accounting fees	415	2,997	1,109	1,525
Transfer agent fees	38	245	84	119
Shareholder servicing fees	46	453	101	7
Other accrued liabilities	472	3,181	1,086	1,502
Total Liabilities	235,530	1,302,240	724,138	1,106,777
Net Assets	$37,734,201	$71,653,386	$21,718,884	$33,201,347
Composition of Net Assets:
Shares of beneficial interest, at par	$33	$77	$23	$37
Paid-in capital	34,844,720	100,850,100	34,747,441	38,759,109
Accumulated net investment income/(distributions in excess of net investment income)	(22,278)	71,604	53,561	40,365
Accumulated net realized gain/(loss) from investment transactions	25,685	(18,819,015)	(5,597,956)	(473,444)
Net unrealized appreciation/(depreciation) on investments	2,886,041	(10,449,380)	(7,484,185)	(5,124,720)
Net Assets	$37,734,201	$71,653,386	$21,718,884	$33,201,347
Net Assets:
Investor Shares	$3,250,181	$25,732,788	$12,553,515	$8,316,030
Institutional Shares	34,484,020	45,920,598	9,165,369	24,885,317
Total	$37,734,201	$71,653,386	$21,718,884	$33,201,347
Shares Outstanding:
Investor Shares	283,060	2,776,240	1,341,533	928,825
Institutional Shares	3,000,545	4,955,186	976,979	2,780,363
Total	3,283,605	7,731,426	2,318,512	3,709,188
Net asset value, offering price & redemption price per share: ($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	$11.48	$9.27	$9.36	$8.95
Institutional Shares	$11.49	$9.27	$9.38	$8.95

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Concluded
August 31, 2010

		U.S. Large Cap
	Balanced Fund	Equity Fund
Assets:
Investments, at value (Cost $55,435,496 and $28,803,405)	$57,000,202	$29,299,487
Investments in affiliates, at value/cost	782,517	1,582,533
Total Investments	57,782,719	30,882,020
Cash	1,546	—
Interest and dividends receivable	235,885	46,068
Receivable for capital shares issued	2,494	90,870
Receivable for investments sold	459,195	—
Prepaid expenses and other assets	10,544	13,521
Total Assets	58,492,383	31,032,479
Liabilities:
Payable for investments purchased	445,112	—
Accrued expenses and other payables:
Investment advisory fees	17,569	10,838
Administration fees	5,020	2,710
Distribution fees	3,566	356
Custodian fees	502	271
Trustee fees	94	154
Fund accounting fees	1,128	879
Transfer agent fees	110	176
Shareholder servicing fees	3	23
Other accrued liabilities	1,341	2,134
Total Liabilities	474,445	17,541
Net Assets	$58,017,938	$31,014,938
Composition of Net Assets:
Shares of beneficial interest, at par	$53	$33
Paid-in capital	61,370,784	47,042,452
Accumulated net investment income	330,035	121,570
Accumulated net realized losses from investment transactions	(5,247,640)	(16,645,199)
Net unrealized appreciation on investments	1,564,706	496,082
Net Assets	$58,017,938	$31,014,938
Net Assets:
Investor Shares	$16,472,892	$1,610,423
Institutional Shares	41,545,046	29,404,515
Total	$58,017,938	$31,014,938
Shares Outstanding:
Investor Shares	1,513,991	170,069
Institutional Shares	3,809,157	3,091,956
Total	5,323,148	3,262,025
Net asset value, offering price & redemption price per share: ($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	$10.88	$9.47
Institutional Shares	$10.91	$9.51

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations
Year Ended August 31, 2010

	U.S.	Cash
	Treasury	Management	Tax-Free Money
	Fund	Fund	Market Fund
Investment Income:
Interest income	$1,621,007	$3,900,751	$1,692,450
Dividend income	—	—	16,086
Other income*	626,653	762,125	—
Total Income	2,247,660	4,662,876	1,708,536
Expenses:
Investment advisory fees	1,142,511	1,473,759	767,665
Administration fees	914,014	1,179,015	614,136
Distribution fees—Administrative shares	1,223,154	1,283,840	177,886
Distribution fees—Service shares	125,139	7,598	3
Shareholder servicing fees—Administrative shares	1,223,154	1,283,840	177,886
Shareholder servicing fees—Service shares	125,139	7,598	3
Shareholder servicing fees—Institutional shares	555,883	1,164,816	86,677
Shareholder servicing fees—Select shares	—	—	1,014,870
Fund accounting fees	237,140	309,085	—
Omnibus fees	—	—	540,292
Transfer agent fees	23,240	39,043	—
Custodian fees	76,175	98,260	51,183
Trustee fees	30,774	45,611	31,343
Registration fees	17,956	22,303	7,290
Other expenses	264,549	373,318	231,822
Total expenses before fee and expense reductions	5,958,828	7,288,086	3,701,056
Fees waived/expenses reimbursed by Investment Advisor	(883,473)	(1,842,910)	(996,986)
Fees waived by Administrator	(586,548)	(687,750)	(511,771)
Custodian fees voluntarily waived	(12,418)	—	—
Distribution fees voluntarily waived—Administrative shares	(1,011,512)	(693,274)	—
Distribution fees voluntarily waived—Service shares	(107,025)	(4,559)	(2)
Shareholder servicing fees voluntarily waived—Administrative shares	(1,222,751)	(847)	—
Shareholder servicing fees voluntarily waived—Service shares	(124,714)	(4,559)	(2)
Shareholder servicing fees voluntarily waived—Institutional shares	(474,564)	(792,030)	(58,951)
Shareholder servicing fees voluntarily waived—Select shares	—	—	(1,014,870)
Amortization of deferred credit**	—	—	(223,477)
Net expenses	1,535,823	3,262,157	894,997
Net Investment Income	711,837	1,400,719	813,539
Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investment transactions	26,846	(662,888)	9,543
Change in net assets resulting from operations	$738,683	$737,831	$823,082

*	See Note 7 in Notes to Financial Statements.
**	See Note 3 in Notes to Financial Statements.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Continued
Year Ended August 31, 2010

	Intermediate
	Tax-Free Bond	Short-Term	Intermediate
	Fund	Income Fund	Bond Fund	Bond Fund
Investment Income:
Interest income	$1,305,297	$3,052,776	$1,334,167	$1,716,362
Dividend income from affiliates	3,295	9,568	2,164	2,997
Other income*	30,940	122,194	89,603	58,337
Total Income	1,339,532	3,184,538	1,425,934	1,777,696
Expenses:
Investment advisory fees	196,884	310,336	112,276	147,726
Administration fees	71,595	112,851	40,828	53,719
Distribution fees—Investor shares	7,049	48,204	26,829	19,581
Shareholder servicing fees—Investor shares	7,049	48,204	26,829	19,581
Shareholder servicing fees—Institutional shares	82,443	92,858	24,206	47,567
Fund accounting fees	28,061	64,194	24,947	31,666
Transfer agent fees	1,912	6,840	1,345	3,716
Custodian fees	3,580	5,643	2,042	2,686
Trustee fees	2,405	2,774	1,029	1,313
Registration fees	16,423	16,700	16,812	17,093
Other expenses	23,452	29,299	12,006	13,882
Total expenses before fee and expense reductions	440,853	737,903	289,149	358,530
Fees voluntarily waived/expenses reimbursed by Investment Advisor	(125,289)	(225,699)	(71,448)	(94,007)
Fees voluntarily waived by Administrator	(35,797)	(56,424)	(20,414)	(26,859)
Shareholder servicing fees voluntarily waived—Investor shares	(6,549)	(37,994)	(25,603)	(19,278)
Shareholder servicing fees voluntarily waived—Institutional shares	(82,443)	(92,858)	(24,206)	(47,567)
Net expenses	190,775	324,928	147,478	170,819
Net Investment Income	1,148,757	2,859,610	1,278,456	1,606,877
Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investment transactions	15,454	(365,710)	(32,620)	102,903
Change in unrealized appreciation/depreciation on investments	1,679,986	4,202,775	1,990,407	2,340,306
Net realized/unrealized gains/(losses) on investments	1,695,440	3,837,065	1,957,787	2,443,209
Change in net assets resulting from operations	$2,844,197	$6,696,675	$3,236,243	$4,050,086

* See Note 7 in Notes to Financial Statements.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Concluded
Year Ended August 31, 2010

		U.S. Large Cap
	Balanced Fund	Equity Fund
Investment Income:
Interest income	$1,347,009	$—
Dividend income	675,062	366,923
Dividend income from affiliates	3,220	2,952
Other income*	64,745	92,120
Total Income	2,090,036	461,995
Expenses:
Investment advisory fees	434,711	180,106
Administration fees	117,490	52,205
Distribution fees—Investor shares	41,277	4,216
Shareholder servicing fees—Investor shares	41,277	4,216
Shareholder servicing fees—Institutional shares	105,584	61,040
Fund accounting fees	53,903	17,762
Transfer agent fees	2,589	1,327
Custodian fees	5,875	2,611
Trustee fees	3,232	1,459
Registration fees	18,268	16,527
Other expenses	31,604	15,363
Total expenses before fee and expense reductions	855,810	356,832
Fees voluntarily waived/expenses reimbursed by Investment Advisor	(229,103)	(75,697)
Fees voluntarily waived by Administrator	(58,744)	(26,102)
Shareholder servicing fees voluntarily waived—Investor shares	(41,244)	(3,889)
Shareholder servicing fees voluntarily waived—Institutional shares	(105,584)	(61,040)
Net expenses	421,135	190,104
Net Investment Income	1,668,901	271,891
Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains from investment transactions	3,123,142	451,694
Change in unrealized appreciation/depreciation on investments	145,131	(637,586)
Net realized/unrealized gains/(losses) on investments	3,268,273	(185,892)
Change in net assets resulting from operations	$4,937,174	$85,999

* See Note 7 in Notes to Financial Statements.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets
August 31, 2010

	U.S. Treasury Fund		Cash Management Fund		Tax-Free Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2010	2009	2010	2009	2010	2009
From Investment Activities:
Operations:
Net investment income	$711,837	$1,371,724	$1,400,719	$7,027,604	$813,539	$7,089,283
Net realized gains/(losses) from investment transactions	26,846	24,333	(662,888)	(96,947)	9,543	10,470
Change in net assets resulting from operations	738,683	1,396,057	737,831	6,930,657	823,082	7,099,753
Distributions to Shareholders:
From net investment income:
Administrative Shares	(464,712)	(557,486)	(435,914)	(3,038,427)	(6,992)	(260,868)
Service Shares	(39,491)	(188,297)	(10,922)	(69,752)	—	(9)
Institutional Shares	(207,623)	(625,940)	(953,918)	(3,919,075)	(20,548)	(488,025)
Select Shares	—	—	—	—	(562,524)	(6,911,225)
From net realized gains:
Administrative Shares	(199,032)	—	(59,534)	—	(1,606)	—
Service Shares	(18,344)	—	—	—	—	—
Institutional Shares	(82,563)	—	(47,356)	—	(761)	—
Select Shares	—	—	—	—	(8,803)	—
Change in net assets from shareholder distributions	(1,011,765)	(1,371,723)	(1,507,644)	(7,027,254)	(601,234)	(7,660,127)
Change in net assets from capital transactions	(164,894,917)	(645,296,685)	(148,419,132)	(419,818,293)	(158,692,765)	(3,736,601)
Capital contributions*	—	—	—	—	—	175,000
Change in net assets	(165,167,999)	(645,272,351)	(149,188,945)	(419,914,890)	(158,470,917)	(4,121,975)
Net Assets:
Beginning of period	933,031,819	1,578,304,170	1,069,821,140	1,489,736,030	579,543,702	583,665,677
End of period	$767,863,820	$933,031,819	$920,632,195	$1,069,821,140	$421,072,785	$579,543,702
Accumulated net investment income/
(distributions in excess of net investment income)	$(1)	$274,893	$(459)	$106,467	$(164,359)	$(387,834)

* See Note 3 in Notes to Financial Statements.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued
August 31, 2010

	U.S. Treasury Fund		Cash Management Fund		Tax-Free Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2010	2009	2010	2009	2010	2009
Share Transactions:*
Administrative Shares
Issued	951,636,533	1,522,041,787	739,169,119	1,722,604,071	230,160,504	395,439,148
Reinvested	771	324	10,879	43,622	—	7
Redeemed	(928,930,745)	(1,833,436,525)	(925,959,915)	(1,878,335,968)	(284,339,859)	(330,850,974)
Change in Administrative Shares	22,706,559	(311,394,414)	(186,779,917)	(155,688,275)	(54,179,355)	64,588,181
Service Shares
Issued	372,386,782	2,546,666,881	31,480,571	99,697,277	—	—
Reinvested	1	1	2	6	—	9
Redeemed	(439,684,786)	(2,662,947,786)	(22,872,485)	(105,909,235)	—	—
Change in Service Shares	(67,298,003)	(116,280,904)	8,608,088	(6,211,953)	—	9
Institutional Shares
Issued	267,064,469	977,310,394	973,819,966	710,141,791	237,483,225	157,790,998
Reinvested	97	1,007	102,336	77,065	1	9,155
Redeemed	(387,368,041)	(1,194,932,768)	(944,169,605)	(968,136,911)	(235,192,696)	(157,051,726)
Change in Institutional Shares	(120,303,475)	(217,621,367)	29,752,697	(257,918,054)	2,290,530	748,427
Select Shares
Issued	—	—	—	—	328,416,578	702,387,526
Reinvested	—	—	—	—	39	2,754
Redeemed	—	—	—	—	(435,220,555)	(771,463,498)
Change in Select Shares	—	—	—	—	(106,803,938)	(69,073,218)
Change in shares	(164,894,919)	(645,296,685)	(148,419,132)	(419,818,282)	(158,692,763)	(3,736,601)

* Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued
August 31, 2010

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund		Intermediate Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2010	2009	2010	2009	2010	2009
From Investment Activities:
Operations:
Net investment income	$1,148,757	$866,647	$2,859,610	$3,972,695	$1,278,456	$2,176,280
Net realized gains/(losses) from investment transactions	15,454	19,520	(365,710)	(12,933,823)	(32,620)	(5,932,509)
Change in unrealized appreciation/(depreciation) on investments	1,679,986	786,026	4,202,775	1,292,667	1,990,407	(1,627,056)
Change in net assets resulting from operations	2,844,197	1,672,193	6,696,675	(7,668,461)	3,236,243	(5,383,285)
Distributions to Shareholders:
From net investment income:
Investor Shares	(82,896)	(89,939)	(839,771)	(1,229,798)	(591,393)	(1,032,863)
Institutional Shares	(1,058,862)	(783,707)	(1,732,529)	(2,358,239)	(552,592)	(1,007,057)
From net realized gains:
Investor Shares	(1,581)	(2,261)	—	(52,825)	—	(379,379)
Institutional Shares	(19,205)	(11,759)	—	(83,202)	—	(235,568)
Change in net assets from shareholder distributions	(1,162,544)	(887,666)	(2,572,300)	(3,724,064)	(1,143,985)	(2,654,867)
Change in net assets from capital transactions	3,249,500	15,780,138	21,180,462	(141,495,724)	(1,236,709)	(48,639,249)
Change in net assets	4,931,153	16,564,665	25,304,837	(152,888,249)	927,456	(56,677,401)
Net Assets:
Beginning of period	32,803,048	16,238,383	46,348,549	199,236,798	20,863,335	77,540,736
End of period	$37,734,201	$32,803,048	$71,653,386	$46,348,549	$21,718,884	$20,863,335
Accumulated net investment income/(distributions in excess of
net investment income)	$(22,278)	$(27,776)	$71,604	$56,388	$53,561	$43,115

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued
August 31, 2010

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund		Intermediate Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2010	2009	2010	2009	2010	2009
Capital Transactions:
Investor Shares
Proceeds from shares issued	$630,642	$1,123,998	$14,654,006	$1,530,622	$3,240,904	$2,863,560
Dividends reinvested	57,681	60,194	601,004	885,916	563,498	1,341,768
Cost of shares redeemed	(422,670)	(1,487,129)	(6,805,847)	(36,855,372)	(2,526,257)	(20,746,198)
Change in net assets from Investor Shares	265,653	(302,937)	8,449,163	(34,438,834)	1,278,145	(16,540,870)
Institutional Shares
Proceeds from shares issued	14,163,481	23,078,213	19,809,334	1,073,940	374,217	615,505
Dividends reinvested	36,475	24,941	352,900	440,658	49,557	305,793
Cost of shares redeemed	(11,216,109)	(7,020,079)	(7,430,935)	(108,571,488)	(2,938,628)	(33,019,677)
Change in net assets from Institutional Shares	2,983,847	16,083,075	12,731,299	(107,056,890)	(2,514,854)	(32,098,379)
Change in net assets from capital transactions:	$3,249,500	$15,780,138	$21,180,462	$(141,495,724)	$(1,236,709)	$(48,639,249)
Share Transactions:
Investor Shares
Issued	56,401	105,121	1,623,992	185,046	360,102	335,457
Reinvested	5,192	5,615	66,846	105,775	62,501	162,662
Redeemed	(38,330)	(138,106)	(758,008)	(4,221,224)	(287,095)	(2,524,109)
Change in Investor Shares	23,263	(27,370)	932,830	(3,930,403)	135,508	(2,025,990)
Institutional Shares
Issued	1,278,027	2,142,647	2,221,340	127,301	41,470	72,270
Reinvested	3,282	2,345	39,178	51,438	5,514	37,255
Redeemed	(1,011,645)	(649,326)	(842,401)	(12,152,778)	(332,429)	(3,778,010)
Change in Institutional Shares	269,664	1,495,666	1,418,117	(11,974,039)	(285,445)	(3,668,485)
Change in shares	292,927	1,468,296	2,350,947	(15,904,442)	(149,937)	(5,694,475)

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued
August 31, 2010

	Bond Fund		Balanced Fund		U.S. Large Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2010	2009	2010	2009	2010	2009
From Investment Activities:
Operations:
Net investment income	$1,606,877	$1,955,498	$1,668,901	$1,499,936	$271,891	$124,593
Net realized gains/(losses) from investment transactions	102,903	(647,780)	3,123,142	(7,861,679)	451,694	(1,345,784)
Change in unrealized appreciation/(depreciation) on investments	2,340,306	(2,648,842)	145,131	893,824	(637,586)	(362,519)
Change in net assets resulting from operations	4,050,086	(1,341,124)	4,937,174	(5,467,919)	85,999	(1,583,710)
Distributions to Shareholders:
From net investment income:
Investor Shares	(430,774)	(756,939)	(470,277)	(321,493)	(7,613)	(9,821)
Institutional Shares	(1,093,000)	(1,205,781)	(1,287,117)	(936,108)	(160,351)	(99,908)
From net realized gains:
Investor Shares	—	(87,278)	—	—	—	—
Institutional Shares	—	(120,467)	—	—	—	—
Change in net assets from shareholder distributions	(1,523,774)	(2,170,465)	(1,757,394)	(1,257,601)	(167,964)	(109,729)
Change in net assets from capital transactions	3,676,081	(25,405,506)	(426,234)	(1,293,066)	12,402,999	8,517,976
Change in net assets	6,202,393	(28,917,095)	2,753,546	(8,018,586)	12,321,034	6,824,537
Net Assets:
Beginning of period	26,998,954	55,916,049	55,264,392	63,282,978	18,693,904	11,869,367
End of period	$33,201,347	$26,998,954	$58,017,938	$55,264,392	$31,014,938	$18,693,904
Accumulated net investment income	$40,365	$29,581	$330,035	$558,170	$121,570	$17,643

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Concluded
August 31, 2010

	Bond Fund		Balanced Fund		U.S. Large Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2010	2009	2010	2009	2010	2009
Capital Transactions:
Investor Shares
Proceeds from shares issued	$3,124,492	$2,382,107	$1,759,942	$2,184,483	$257,882	$130,995
Dividends reinvested	417,825	746,493	469,361	321,490	7,613	9,755
Cost of shares redeemed	(6,117,052)	(12,166,691)	(1,821,620)	(2,258,691)	(178,019)	(171,115)
Change in net assets from Investor Shares	(2,574,735)	(9,038,091)	407,683	247,282	87,476	(30,365)
Institutional Shares
Proceeds from shares issued	9,230,233	614,485	131,780	89,974	16,924,256	9,399,265
Dividends reinvested	284,703	392,506	1,285,210	934,770	20,048	11,397
Cost of shares redeemed	(3,264,120)	(17,374,406)	(2,250,907)	(2,565,092)	(4,628,781)	(862,321)
Change in net assets from Institutional Shares	6,250,816	(16,367,415)	(833,917)	(1,540,348)	12,315,523	8,548,341
Change in net assets from capital transactions:	$3,676,081	$(25,405,506)	$(426,234)	$(1,293,066)	$12,402,999	$8,517,976
Share Transactions:
Investor Shares
Issued	363,206	298,836	160,854	237,951	25,811	16,109
Reinvested	49,082	95,681	43,190	35,911	757	1,279
Redeemed	(728,358)	(1,546,136)	(166,348)	(249,046)	(17,686)	(23,035)
Change in Investor Shares	(316,070)	(1,151,619)	37,696	24,816	8,882	(5,647)
Institutional Shares
Issued	1,078,433	76,144	11,986	9,590	1,686,248	1,090,771
Reinvested	33,234	50,496	118,020	104,293	1,991	1,458
Redeemed	(387,965)	(2,153,370)	(203,828)	(280,471)	(463,312)	(108,875)
Change in Institutional Shares	723,702	(2,026,730)	(73,822)	(166,588)	1,224,927	983,354
Change in shares	407,632	(3,178,349)	(36,126)	(141,772)	1,233,809	977,707

See notes to financial statements.

CAVANAL HILL FUNDS
U.S. Treasury Fund

Schedule of Portfolio Investments
August 31, 2010

Principal
Amount	Security Description	Amortized Cost
Corporate Bonds (16.9%)
Banking (11.7%)
$25,000,000	Bank of America North America, 1.70%, 12/23/10, MTN(a)	$25,101,631
19,816,000	Citibank North America, 1.63%, 3/30/11(a)	19,947,193
19,090,000	JPMorgan Chase & Co., 1.65%, 2/23/11(a)	19,203,321
25,000,000	The Goldman Sachs Group, Inc., 1.63%, 7/15/11(a)	25,284,474
		89,536,619
Financial Services (5.2%)
15,000,000	Citigroup Funding, Inc., 1.25%, 6/3/11(a)	15,102,111
25,000,000	General Electric Capital Corp., Series G, 1.80%, 3/11/11, GMTN(a)	25,182,225
		40,284,336
Total Corporate Bonds		129,820,955

U.S. Treasury Obligations (13.7%)
	U.S. Treasury Cash Management Bills
20,000,000	0.21%, 9/2/10(b)	19,999,886
50,000,000	0.22%, 9/9/10(b)	49,997,611
	U.S. Treasury Notes
35,000,000	2.00%, 9/30/10	35,048,962
Total U.S. Treasury Obligations		105,046,459

Repurchase Agreements (69.3%)
140,000,000	Banc of America Securities LLC, 0.24%, 9/1/10, (Purchased on 8/31/10, proceeds at maturity $140,000,933, collateralized by U.S. Government Agency Securities, (5.00% - 5.50%), (8/15/39 - 7/20/40), fair value $142,800,001)	140,000,000

Principal
Amount	Security Description	Amortized Cost
Repurchase Agreements, continued:
$150,000,000	Credit Agricole CIB NY, 0.24%, 9/1/10, (Purchased on 8/31/10, proceeds at maturity $150,001,000, collateralized by U.S. Treasury Obligations, (4.00% - 8.75%), (2/15/15 - 5/15/17), fair value $153,000,130)	$150,000,000
92,397,068	Deutsche Bank Securities, Inc., 0.24%, 9/1/10, (Purchased on 8/31/10, proceeds at maturity $92,397,684, collateralized by U.S. Treasury Notes, (2.38%), (8/31/14), fair value $94,245,052)	92,397,068
150,000,000	Societe Generale, 0.24%, 9/1/10, (Purchased on 8/31/10, proceeds at maturity $150,001,000, collateralized by GNMA, (4.50% - 6.00%), (11/15/34 - 5/15/40), fair value $153,000,000)	150,000,000
Total Repurchase Agreements		532,397,068
Total Investments (Cost $767,264,482)(c)—99.9%		767,264,482
Other assets in excess of liabilities — 0.1%		599,338
Net Assets — 100.0%		$767,863,820

(a)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States Government. The details of the FDIC guarantee are provided in the FDIC’s regulations, 12 CFR Part 370, and at the FDIC’s website, www.fdic.gov/tlgp. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(b)	Rate represents the effective yield at purchase.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.

GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note

See notes to financial statements.

CAVANAL HILL FUNDS
Cash Management Fund

Schedule of Portfolio Investments
August 31, 2010

Principal
Amount	Security Description	Amortized Cost
Certificates of Deposit (9.2%)
Banking & Financial Services (9.2%)
$20,000,000	BNP Paribas NY YCD, 0.50%, 1/7/11	$20,000,000
25,000,000	Deutsche Bank NY YCD, 0.47%, 2/1/11	25,000,000
10,000,000	Rabobank NY YCD, 0.43%, 12/13/10	10,000,000
20,000,000	Rabobank NY YCD, 0.47%, 11/3/10	20,000,000
5,000,000	Royal Bank of Scotland NY YCD, 0.82%, 2/23/11	5,000,000
5,000,000	Royal Bank of Scotland NY YCD, 0.82%, 3/7/11	5,000,258
Total Certificates of Deposit		85,000,258
Commercial Paper (24.9%)
Banking (9.8%)
30,000,000	Commonwealth Bank of Australia, 0.21%, 9/9/10(a)(b)	29,998,600
30,000,000	Scotiabanc, Inc., 0.20%, 9/16/10(a)(b)	29,997,500
20,000,000	Westpac Banking Corp., 0.43%, 11/24/10(a)(b)	19,979,933
10,000,000	Westpac Banking Corp., 0.50%, 12/6/10(a)(b)	9,986,667
		89,962,700
Consumer Products (3.2%)
30,000,000	The Procter & Gamble Co., 0.23%, 11/8/10(a)(b)	29,986,967
Financial Services (8.6%)
30,000,000	Chevron Funding Corp., 0.18%, 9/8/10(a)	29,998,950
19,000,000	General Electric Capital Corp., 0.62%, 3/10/11(a)	18,937,828
30,000,000	National Australia Funding, 0.49%, 12/20/10(a)(b)	29,955,541
		78,892,319
Retail (3.3%)
30,000,000	Wal-Mart Stores, Inc., 0.18%, 9/27/10(a)(b)	29,996,100
Total Commercial Paper		228,838,086

Corporate Bonds (8.4%)
Banking (1.0%)
9,262,000	Morgan Stanley, 5.05%, 1/21/11	9,401,285
Financial Services (7.4%)
10,000,000	Credit Suisse USA, Inc., 0.58%, 8/16/11(c)	10,014,459

Principal
Amount	Security Description	Amortized Cost
Corporate Bonds, continued:
Financial Services, continued:
$12,800,000	Credit Suisse USA, Inc., 0.73%, 3/2/11(c)	$12,810,474
11,000,000	General Electric Capital Corp., 4.25%, 9/13/10	11,012,912
29,000,000	The Goldman Sachs Group, Inc., 0.62%, 3/15/11(c)(d)	29,025,321
5,000,000	The Goldman Sachs Group, Inc., 6.88%, 1/15/11	5,092,769
		67,955,935
Total Corporate Bonds		77,357,220
U.S. Government Agency Securities (10.3%)
20,000,000	Federal Farm Credit Bank, 0.19%, 11/23/10(c)	20,000,000
40,000,000	Federal Home Loan Bank, 0.25%, 11/18/10(c)	40,000,000
35,000,000	Federal Home Loan Bank, Series 4, 0.27%, 5/27/11(c)	35,000,000
Total U.S. Government Agency Securities		95,000,000
Repurchase Agreements (47.2%)
155,000,000	Banc of America Securities LLC, 0.24%, 9/1/10, (Purchased on 8/31/10, proceeds at maturity $155,001,033, collateralized by FNSM, (1.45%), (7/29/13), fair value $158,100,383)	155,000,000
175,000,000	Credit Agricole CIB NY, 0.25%, 9/1/10, (Purchased on 8/31/10, proceeds at maturity $175,001,215, collateralized by U.S. Treasury Notes, (3.38% - 4.00%), (2/15/15 - 11/15/19), fair value $178,500,087)	175,000,000
104,056,218	Deutsche Bank Securities, Inc., 0.24%, 9/1/10, (Purchased on 8/31/10, proceeds at maturity $104,056,912, collateralized by FMDN, (0.00%), (9/8/10 - 3/15/11), fair value $106,137,641)	104,056,218
Total Repurchase Agreements		434,056,218
Total Investments (Cost $920,251,782)(e)—100.0%		920,251,782
Other assets in excess of liabilities — 0.0%		380,413
Net Assets — 100.0%		$920,632,195

(a)	Rate represents the effective yield at purchase.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2010. The date presented reflects the final maturity date.
(d)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States Government. The details of the FDIC guarantee are provided in the FDIC’s regulations, 12 CFR Part 370, and at the FDIC’s website, www.fdic.gov/ tlgp. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(e)	Cost and value for federal income tax and financial reporting purposes are the same.

FMDN	Federal Home Loan Mortgage Corporation Discount Notes
FNSM	Federal National Mortgage Association Debentures
YCD	Yankee Certificate of Deposit

See notes to financial statements.

CAVANAL HILL FUNDS
Tax-Free Money Market Fund

Schedule of Portfolio Investments
August 31, 2010

Principal
Amount	Security Description	Amortized Cost
Municipal Bonds (86.7%)
California (1.5%)
$6,500,000	California State Department Water Resource Power Supply Revenue, Series C, 0.23%, 5/1/22, Enhanced by: LOC(a)	$6,500,000
Colorado (5.1%)
8,500,000	Broomfield Colorado Urban Renewal, 0.30%, 12/1/30, Enhanced by: LOC(a)	8,500,000
6,800,000	Castle Rock Colorado Certificate of Participation, 0.25%, 9/1/37, Enhanced by: LOC(a)	6,800,000
6,225,000	Denver Colorado City & County Airport Revenue, 0.32%, 11/15/25, Enhanced by: LOC, AMT(a)	6,225,000
		21,525,000
Florida (7.4%)
10,000,000	Broward County Florida School Board Certificate Participation, Series B, 0.30%, 7/1/31, Insured by: AGM(a)	10,000,000
4,600,000	Florida State Municipal Power Agency Revenue, 0.26%, 10/1/35, Enhanced by: LOC(a)	4,600,000
4,590,000	Orange County Florida Housing Financial Authority Multifamily Revenue, 0.34%, 8/15/35, Enhanced by: LOC, AMT(a)	4,590,000
12,000,000	Palm Beach County Florida School Board Partnership, 0.30%, 8/1/27, Insured by: AGM(a)	12,000,000
		31,190,000
Georgia (1.9%)
7,910,000	DeKalb County Georgia Development Authority Revenue, 0.29%, 6/1/22, Enhanced by: LOC(a)	7,910,000
Illinois (5.3%)
8,200,000	Cook County Illinois Revenue, 0.33%, 5/1/35, Enhanced by: LOC(a)	8,200,000
7,500,000	Illinois Educational Facilities Authority Revenue, Elmhurst College, 0.30%, 3/1/33, Enhanced by: LOC(a)	7,500,000
6,600,000	Quincy Illinois Revenue, Blessing Hospital Project, 0.30%, 11/15/33, Enhanced by: LOC(a)	6,600,000
		22,300,000
Indiana (1.5%)
6,100,000	Indiana State Development Financial Authority Revenue, 0.35%, 8/1/31, Enhanced by: LOC(a)	6,100,000
Kentucky (1.3%)
5,400,000	Jeffersontown Kentucky Lease Program Revenue, 0.29%, 3/1/30, Enhanced by: LOC(a)	5,400,000
Louisiana (4.6%)
19,400,000	East Baton Rouge Parish Louisiana, Series A, 0.40%, 8/1/30, Enhanced by: LOC(a)	19,400,000

Principal
Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Michigan (0.2%)
$962,000	Michigan State Strategic Fund, Solid Waste Disposal, Grayling Generating Project, 0.31%, 1/1/14, Enhanced by: LOC, AMT(a)	$962,000
Missouri (7.1%)
6,605,000	Jackson County Missouri Industrial Development Authority Recreational Facilities Revenue, 0.36%, 11/1/18, Enhanced by: LOC(a)	6,605,000
4,400,000	Missouri State Health & Educational Facilities Authority, 0.29%, 2/1/31, Enhanced by: LOC(a)	4,400,000
18,675,000	Missouri State Health & Educational Facilities Authority Health Facilities Revenue, Series C, 0.22%, 5/15/38, Enhanced by: LIQ FAC(a)	18,675,000
		29,680,000
Oregon (4.8%)
20,000,000	Oregon State Tax Anticipation Notes, Series A, 2.00%, 6/30/11	20,265,328
Pennsylvania (15.6%)
16,500,000	Berks County Pennsylvania Municipal Authority Revenue, 0.50%, 5/1/32(a)	16,500,000
11,545,000	Delaware River Joint Toll Bridge Community Pennsylvania Bridge Revenue, Series B, 0.30%, 7/1/32, Enhanced by: LOC(a)	11,545,000
10,000,000	Emmaus Pennsylvania General Authority Revenue, 0.28%, 3/1/24, Enhanced by: LOC(a)	10,000,000
9,800,000	Emmaus Pennsylvania General Authority Revenue, 0.28%, 3/1/24, Enhanced by: LOC(a)	9,800,000
17,815,000	Montgomery County Pennsylvania Industrial Development Authority Revenue, 0.85%, 4/1/37, Enhanced by: LOC(a)	17,815,000
		65,660,000
Tennessee (9.9%)
4,500,000	Clarksville Public Building Authority, 0.27%, 11/1/35, Enhanced by: LOC(a)	4,500,000
19,400,000	Clarksville Tennessee Water Sewer & Gas Revenue, 0.38%, 2/1/25, Insured by: AGM(a)	19,400,000
17,625,000	Montgomery County Tennessee Public Building Pooled Authority Revenue, 0.33%, 11/1/27, Enhanced by: LOC(a)	17,625,000
		41,525,000
Texas (4.3%)
10,300,000	Austin Texas Water And Wastewater System Revenue, 0.34%, 5/15/31, Enhanced by: LOC(a)	10,300,000
8,000,000	Calhoun County Texas Industrial Development Authority Port Revenue, 0.32%, 11/1/15, Enhanced by: LOC, AMT(a)	8,000,000
		18,300,000

See notes to financial statements.

CAVANAL HILL FUNDS
Tax-Free Money Market Fund

Schedule of Portfolio Investments, Concluded
August 31, 2010

Principal
Amount	Security Description	Amortized Cost
Municipal Bonds, continued:
Utah (4.5%)
$10,000,000	Emery County Utah Pollution Control Revenue, 0.30%, 7/1/15, Enhanced by: LOC(a)	$10,000,000
9,000,000	Emery County Utah Pollution Control Revenue, 0.29%, 11/1/24, Enhanced by: LOC(a)	9,000,000
		19,000,000
Virginia (2.8%)
11,645,000	Falls Church Virginia Economic Development Authority Revenue, 0.32%, 7/1/31, Enhanced by: LOC(a)	11,645,000
Washington (2.0%)
8,500,000	Washington State Health Care Facilities Authority Lease Revenue, 0.27%, 1/1/32, Enhanced by: LOC(a)	8,500,000
Wisconsin (6.9%)
6,375,000	Milwaukee Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 0.30%, 9/1/40, Enhanced by: LOC(a)	6,375,000
7,500,000	Wisconsin State Health & Educational Facilities Authority Revenue, 0.30%, 3/1/36, Enhanced by: LOC(a)	7,500,000
15,000,000	Wisconsin State Tax Anticipation Notes, 2.00%, 6/15/11	15,177,134
		29,052,134
Total Municipal Bonds		364,914,462

Shares or
Principal		Amortized Cost
Amount	Security Description	or Value
Commercial Paper (10.9%)
Illinois (4.7%)
$5,000,000	Illinois Education, 0.28%, 9/15/10, Enhanced by: LOC	$5,000,000
15,000,000	Illinois Education, 0.30%, 10/7/10, Enhanced by: LOC	15,000,000
		20,000,000
New York (4.8%)
20,000,000	Metro Transit Authority New York, 0.32%, 10/7/10, Enhanced by: LOC	20,000,000
Pennsylvania (1.4%)
5,995,000	Peninsula Ports Authority, 0.28%, 11/12/10, Enhanced by: LOC	5,995,000
Total Commercial Paper		45,995,000
Investment Companies (1.9%)
7,977,568	Goldman Sachs Financial Square Funds-Tax-Free Money Market Fund	7,977,568
29,849	SEI Tax-Exempt Trust Institutional Tax Free, Class A	29,849
Total Investment Companies		8,007,417
Total Investments (Cost $418,916,879)(b)—99.5%		418,916,879
Other assets in excess of liabilities — 0.5%		2,155,906
Net Assets — 100.0%		$421,072,785

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2010. The date presented reflects the final maturity date.
(b)	Cost and value for federal income tax and financial reporting purposes are the same.

AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
LIQ FAC	Liquidity Facility
LOC	Letter of Credit

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments
August 31, 2010

Principal
Amount	Security Description	Value
Municipal Bonds (93.4%)
Arizona (4.1%)
$650,000	Arizona Water Infrastructure Finance Authority Revenue, Series A, 5.00%, 10/1/25, Continuously Callable @ 100	$748,618
750,000	Chandler Arizona, GO, 4.00%, 7/1/24, Callable 7/1/18 @ 100*	805,237
		1,553,855
California (0.3%)
10,000	Forestville California University School District, GO, 5.00%, 8/1/11, Insured by: AGM	10,422
10,000	Morgan Hill California Unified School District, GO, 5.00%, 8/1/12, Prerefunded 8/1/11 @ 101, Insured by: FGIC	10,541
80,000	Pomona California Public Financing Authority Revenue, 5.00%, 2/1/24, Continuously Callable @ 100, Insured by: NATL-RE	80,238
25,000	San Diego California Public Facilities Financing Authority Revenue, Series A, 4.38%, 9/2/12, Callable 9/2/10 @ 101, Insured by: AMBAC*	25,174
		126,375
Colorado (2.6%)
750,000	Douglas County Colorado School District No. RE-1 Douglas & Elbert Counties, GO, 5.25%, 12/15/24, Insured by: State Aid Withholding	963,187
Florida (0.1%)
25,000	Florida Municipal Loan Council Revenue, 4.50%, 4/1/13, Callable 9/20/10 @ 100, Insured by: MBIA*	25,068
20,000	West Palm Beach Florida, Utility System Revenue, 3.50%, 10/1/12, Callable 10/1/10 @ 100, Insured by: AGM*	20,046
		45,114
Georgia (1.1%)
10,000	Dalton-Whitfield County Georgia Hospital Authority Revenue, 5.25%, 7/1/13, Continuously Callable @ 100, Insured by: NATL-RE, ETM	10,587
350,000	Georgia State, GO, Series B, 5.00%, 1/1/24, Callable 1/1/19 @ 100*	411,698
		422,285
Hawaii (2.3%)
750,000	Honolulu Hawaii City & County, GO, Series A, 5.00%, 7/1/23, Callable 7/1/17 @ 100, Insured by: AGM*	858,465
Illinois (8.6%)
285,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, GO, Series A, 5.00%, 10/1/19, Continuously Callable @ 100, Insured by: AGM, ETM	351,112

Principal
Amount	Security Description	Value
Municipal Bonds, continued:
Illinois, continued:
$215,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, Series A, 5.00%, 10/1/19, Continuously Callable @ 100	$251,711
250,000	Illinois Health Facilities Authority Revenue, Series A, 5.50%, 2/15/15, Callable 2/15/11 @ 101, Insured by: AGM*	257,283
285,000	Joliet Illinois Waterworks & Sewage Revenue, Series A, 5.00%, 1/1/14, Callable 1/1/12 @ 100, Insured by: AMBAC*	300,096
750,000	Schaumburg Illinois, GO, Series A, 4.25%, 12/1/22, Callable 12/1/13 @ 100*	787,875
670,000	Will County Illinois Community High School District. No. 210 Lincoln-Way School Building, 5.00%, 1/1/17, Insured by: FGIC	794,687
500,000	Will County School District No. 122, GO, Series B, 5.10%, 11/1/15, Callable 11/1/11 @ 100, Insured by: FGIC*	521,195
		3,263,959
Indiana (4.5%)
390,000	Bartholomew County Indiana Building Corp., 4.25%, 7/15/14	432,120
305,000	Bartholomew County Indiana Building Corp., 4.25%, 7/15/15	339,279
845,000	New Albany Indiana Redevelopment Authority, 4.00%, 2/1/14	917,298
		1,688,697
Iowa (4.4%)
720,000	Bettendorf Iowa, GO, Series A, 4.00%, 6/1/22, Callable 6/1/19 @ 100*	794,967
805,000	Davenport Iowa, GO, Series A, 4.38%, 6/1/20, Callable 6/1/14 @ 100, Insured by: MBIA*	863,008
		1,657,975
Kentucky (0.0%)
5,000	Campbell & Kenton Counties Sanitary District Revenue, Series A, 5.00%, 8/1/17, Callable 8/1/11 @ 101, Insured by: AGM*	5,252
10,000	Kentucky State Turnpike Authority Economic Development Road Revenue, 5.15%, 7/1/19, Callable 7/1/11 @ 100, Insured by: AGM*	10,342
		15,594
Maryland (1.8%)
550,000	Maryland State, GO, 5.00%, 3/15/20, Callable 3/15/17 @ 100*	666,419
Massachusetts (1.9%)
550,000	Massachusetts State, GO, Series D, 5.50%, 10/1/20, Insured by: MBIA	703,302

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2010

Principal
Amount	Security Description	Value
Municipal Bonds, continued:
Michigan (2.7%)
$490,000	Lake Orion Michigan Community School District, GO, 5.00%, 5/1/16, Callable 5/1/12 @ 100, Insured by: Q-SBLF*	$512,456
110,000	Lake Orion Michigan Community School District, GO, 5.00%, 5/1/16, Callable 5/1/12 @ 100, Insured by: Q-SBLF*	118,556
400,000	Novi Michigan Special Assessment, 4.75%, 10/1/14, Callable 10/1/10 @ 100, Insured by: AMBAC*	401,312
		1,032,324
Minnesota (2.2%)
750,000	Minnesota State, GO, Series A, 4.00%, 12/1/24, Callable 12/1/19 @ 100*	824,925
Nebraska (0.0%)
10,000	Lincoln Nebraska, GO, 3.45%, 6/15/15, Callable 6/15/13 @ 100*	10,680
New York (0.1%)
25,000	New York City Transport Authority Revenue, 5.40%, 1/1/18, Insured by: AGM, ETM	29,485
North Carolina (2.2%)
750,000	Guilford County North Carolina, GO, Series A, 4.00%, 2/1/24, Callable 2/1/19 @ 100*	818,115
Oklahoma (1.2%)
285,000	Oklahoma University Board of Regents, Series A, 5.50%, 6/1/16, Callable 6/1/11 @ 100, Insured by: MBIA*	296,069
150,000	University of Oklahoma Revenue, 3.70%, 6/1/13, Insured by: MBIA	161,288
		457,357
Oregon (2.2%)
750,000	Washington County Oregon, GO, 5.00%, 6/1/24, Callable 6/1/16 @ 102*	838,830
Pennsylvania (8.8%)
750,000	Central Bucks Pennsylvania School District, GO, 5.00%, 5/15/24, Callable 5/15/18 @ 100, Insured by: State Aid Withholding*	850,440
10,000	Delaware County Pennsylvania Authority Health Care Revenue, 5.38%, 11/15/23, Continuously Callable @ 100, Insured by: Connie Lee, ETM(a)	10,135
645,000	Mount Lebanon Pennsylvania School District, GO, Series A, 5.00%, 2/15/25, Callable 2/15/19 @ 100, Insured by: State Aid Withholding*	740,705
750,000	Pennsylvania State, GO, Third Series, 5.00%, 9/1/16, Callable 9/1/14 @ 100*	863,835
750,000	Upper Dublin Pennsylvania School District, GO, 4.75%, 11/15/23, Callable 5/15/19 @ 100, Insured by: State Aid Withholding*	850,057
		3,315,172

Principal
Amount	Security Description	Value
Municipal Bonds, continued:
South Carolina (2.2%)
$775,000	South Carolina State, Series A66, 4.00%, 4/1/24, Continuously Callable @ 100	$846,432
Tennessee (2.1%)
750,000	Williamson County Tennessee, GO, Series A, 4.00%, 4/1/25, Callable 4/1/19 @ 100*	802,267
Texas (23.4%)
75,000	Clear Brook City Texas Municipal Utilities District, 5.13%, 2/1/26, Callable 2/1/11 @ 100, Insured by: FGIC*	76,477
165,000	Del Rio Texas, GO, Series B, 4.50%, 7/1/16, Callable 7/1/12 @ 100, Insured by: AMBAC*	172,691
610,000	Frisco Texas Independent School District, GO, Series A, 4.00%, 8/15/24, Continuously Callable @ 100	643,257
750,000	Harris County Texas, GO, Series B, 5.00%, 10/1/24, Callable 10/1/14 @ 100*	813,983
640,000	Kyle Texas, GO, 4.00%, 2/15/22, Continuously Callable @ 100, Insured by: Assured Guaranty	685,824
750,000	Lewisville Texas Independent School District, GO, 5.00%, 8/15/21, Callable 2/15/19 @ 100*	891,532
215,000	Lubbock Texas Independent School District, GO, 4.50%, 2/15/16, Callable 2/15/12 @ 100, Insured by: PSF-GTD*	224,881
5,000	Northside Texas Independent School District, GO, 5.00%, 2/15/23, Callable 2/15/11 @ 100, Insured by: PSF-GTD*	5,109
5,000	Northside Texas Independent School District, GO, 5.00%, 2/15/23, Callable 2/15/11 @ 100, Insured by: PSF-GTD*	5,096
550,000	Pflugerville Texas, 4.75%, 8/1/20, Callable 8/1/13 @ 100, Insured by: FGIC*	584,353
50,000	Red River Authority Texas Pollution Control, 5.20%, 7/1/11, Callable 9/20/10 @ 100, Insured by: AMBAC*	50,129
500,000	San Angelo Texas Independent School District, Series A, 4.00%, 2/15/16, Insured by: Assured Guaranty	565,465
500,000	San Marcos Texas Tax & Toll Revenue, GO, 5.00%, 8/15/26, Callable 8/15/17 @ 100, Insured by: AGM*	550,475
190,000	Texas State University Systems Financing Revenue, 5.00%, 3/15/20, Prerefunded 3/15/12 @ 100, Insured by: AGM	203,560
10,000	Texas State University Systems Financing Revenue, 5.00%, 3/15/20, Continuously Callable @ 100, Insured by: AGM	10,584
450,000	Waller Texas Independent School District, GO, 5.50%, 2/15/28, Callable 2/15/18 @ 100, Insured by: PSF-GTD*	517,194

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2010

Principal
Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$750,000	Williamson County Texas Pass-Through Toll Bond, 5.00%, 2/15/21, Callable 2/15/19 @ 100*	$887,460
640,000	Wylie Texas, GO, 5.00%, 2/15/21, Continuously Callable @ 100	743,296
1,050,000	Ysleta Texas Independent School District, GO, 5.00%, 8/15/23, Callable 8/15/16 @ 100, Insured by: PSF-GTD*	1,196,149
		8,827,515
Virginia (2.2%)
750,000	Fairfax County Virginia, GO, Series A, 4.00%, 4/1/24, Callable 4/1/19 @ 100, Insured by: State Aid Withholding*	822,127
Washington (5.6%)
750,000	Seattle Washington, GO, 5.00%, 5/1/21, Callable 5/1/19 @ 100*	899,145
300,000	Seattle Washington Drain & Wastewater Revenue, 5.00%, 11/1/17, Callable 11/1/11 @ 100, Insured by: FGIC*	313,800
750,000	Washington State, GO, Series C, 5.00%, 1/1/17, Insured by: AMBAC	900,487
		2,113,432
Wisconsin (6.8%)
20,000	Appleton Wisconsin Storm Water System Revenue, 4.00%, 4/1/17, Callable 4/1/13 @ 100, Insured by: MBIA*	20,930

Shares or
Principal
Amount	Security Description	Value
Municipal Bonds, continued:
Wisconsin, continued:
$550,000	Madison Wisconsin, GO, Series A, 4.25%, 10/1/17, Callable 10/1/16 @ 100*	$631,818
250,000	Milwaukee County Wisconsin, GO, Series A, 5.00%, 10/1/14, Callable 10/1/11 @ 100*	261,965
555,000	Racine Wisconsin, GO, 5.00%, 12/1/19, Callable 12/1/18 @ 100*	662,859
850,000	Wisconsin State, GO, Series B, 5.00%, 5/1/17, Callable 5/1/15 @ 100, Insured by: AGM*	974,652
		2,552,224
Total Municipal Bonds		35,256,112
Investments in Affiliates (6.2%)
2,338,433	Cavanal Hill Tax-Free Money Market Fund, Institutional Class	2,338,433
Total Investments in Affiliates		2,338,433
Total Investments (Cost $34,708,504)(b)—99.6%		37,594,545
Other assets in excess of liabilities — 0.4%		139,656
Net Assets — 100.0%		$37,734,201

(a)	Security was fair valued at August 31, 2010, using procedures approved by the Board of Trustees.
(b)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Company
GO	General Obligation
MBIA	Municipal Bond Insurance Association
NATL-RE	National Public Finance Guarantee Corporation
PSF-GTD	Public School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments
August 31, 2010

Principal
Amount	Security Description	Value
Asset Backed Securities (4.2%)
$70,388	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(a)	$69,803
1,058,533	Alesco Preferred Funding Ltd., Series 8A, Class C2, 5.73%, 12/23/35(a)(b)(c)	7,939
97,973	Ameriquest Mortgage Securities, Inc., Series 2003-IA1, Class A4, 4.97%, 11/25/33	97,445
112,768	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(a)	104,489
31,619	Chase Funding Mortgage Loan Asset-Backed, Series 2001-4, Class 1A6, 6.24%, 1/25/13(b)	30,878
26,278	CIT Marine Trust, Series 1999-A, Class A4, 6.25%, 11/15/19	25,215
528,377	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF1, Class A5, 5.01%, 11/25/34(b)	465,832
173,500	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 11/25/16(b)	164,243
81,334	Countrywide Home Equity Loan Trust, Series 2004-C, Class F, 0.50%, 1/15/34(b)	49,380
946,437	Fremont Home Loan Trust, Series 2004-3, Class M5, 2.14%, 11/25/34(b)	343,916
15,200	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(b)	14,954
260,582	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.99%, 9/25/33(b)	99,772
682,761	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32	450,048
107,674	Residential Asset Securitization Trust, Series 2001-KS2, Class AI6, 6.49%, 10/25/30(b)	92,030
223,381	Residential Funding Mortgage Securities, Series 2003-HS2, Class AI4, 3.87%, 7/25/33(b)	208,174
678,083	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34(b)	509,501
545,000	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 6.23%, 5/25/35(b)	289,336
2,628,184	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.88%, 8/5/36(a)(b)(c)	13,141
Total Asset Backed Securities		3,036,096
Mortgage Backed Securities (44.7%)
101,483	ABN AMRO Mortgage Corp., Series 2002-10, Class 1A8, 5.75%, 1/25/33	101,257
179,364	Adjustable Rate Mortgage Trust, Series 2004-4, Class 1A1, 2.70%, 3/25/35(b)	169,176
70,000	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 3.10%, 5/25/35(b)	58,198

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$888,230	American Home Mortgage Investment Trust, Series 2005-2, Class 5A3, 5.08%, 9/25/35(b)	$907,334
540,162	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.20%, 6/25/36(b)	353,011
218,941	Bank of America Alternative Loan Trust, Series 2004-9, Class 2CB2, 5.50%, 10/25/34	210,394
25,070	Bank of America Funding Corp., Series 2003-2, Class 2A1, 6.00%, 6/25/17	25,583
302,005	Bank of America Funding Corp., Series 2005-3, Class 1A17, 7.50%, 6/25/35	297,499
49,348	Bank of America Mortgage Securities, Series 2004-E, Class 1A1, 2.75%, 6/25/34(b)	45,780
98,988	Bank of America Mortgage Securities, Series 2003-F, Class 2A1, 2.92%, 7/25/33(b)	95,265
61,225	Bank of America Mortgage Securities, Series 2003-H, Class 2A3, 3.22%, 9/25/33(b)	59,355
62,100	Bank of America Mortgage Securities, Series 2004-7, Class 5A10, 5.25%, 8/25/34	63,534
77,476	Bank of America Mortgage Securities, Series 2006-A, Class 2A1, 5.40%, 2/25/36(b)	59,721
22,683	Bank of America Mortgage Securities, Series 2003-8, Class 1A9, 5.50%, 11/25/33	22,754
92,666	Bank of America Mortgage Securities, Series 2005-2, Class 1A6, 5.50%, 3/25/35	88,500
50,403	Bank of America Mortgage Securities, Series 2006-B, Class 2A1, 5.98%, 11/20/36(b)	40,190
30,602	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 3.11%, 9/25/34(b)	25,445
204,644	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 3.14%, 10/25/36(b)	122,980
71,836	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 3.18%, 1/25/35(b)	61,549
67,825	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 4.63%, 10/25/35(b)	59,067
28,109	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 5.39%, 7/25/35(b)	19,660
367,882	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 5.41%, 2/25/36(b)	185,427
233,695	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 7.10%, 3/25/31(b)	242,640

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2010

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$357,175	Chase Mortgage Finance Corp., Series 2004-S2, Class 2A9, 5.00%, 2/25/34	$355,622
63,137	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	65,567
14,173	Chase Mortgage Finance Corp., Series 2003-S5, Class A4, 5.50%, 6/25/33	14,187
295,477	Chase Mortgage Finance Corp., Series 2005-S3, Class A4, 5.50%, 11/25/35	294,704
261,577	Chase Mortgage Finance Corp., Series 2007-A2, Class 7A1, 5.86%, 7/25/37(b)	252,697
72,580	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35	64,779
37,530	Citicorp Mortgage Securities, Inc., Series 2003-10, Class A2, 4.50%, 11/25/18	38,237
2,223	Citicorp Mortgage Securities, Inc., Series 2004-1, Class 1A1, 5.25%, 1/25/34	2,213
76,979	Citicorp Mortgage Securities, Inc., Series 1994-3, Class A13, 6.50%, 2/25/24	76,735
117,008	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36	85,756
129,717	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 2.92%, 8/25/35(b)	120,256
1,008,280	Citigroup Mortgage Loan Trust, Inc., Series 2009-5, Class 6A1, 6.00%, 2/25/37(d)	1,009,173
8,533	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA1, 6.50%, 6/25/16	8,703
15,124	Citigroup Mortgage Loan Trust, Inc., Series 2004-2, Class 2A1, 6.50%, 8/25/18	15,632
201,670	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31	209,271
406,665	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2, 6.75%, 8/25/34	419,106
57,062	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB3, 8.00%, 8/25/34	56,475
2,604	Commercial Mortgage Asset Trust, Series 1999-C1, Class A3, 6.64%, 1/17/32	2,606
78,944	Countrywide Alternative Loan Trust, Series 2005-24, Class 1A1, 1.71%, 7/20/35(b)	46,746
233,309	Countrywide Alternative Loan Trust, Series 2004-2CB, Class 1A1, 4.25%, 3/25/34	233,864
42,495	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	42,919
225,550	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A2, 5.50%, 7/25/34	227,716

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$126,757	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A6, 5.50%, 8/25/34	$127,063
176,431	Countrywide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35	145,220
94,570	Countrywide Alternative Loan Trust, Series 2005-70CB, Class A6, 5.50%, 12/25/35	70,529
94,245	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36	60,434
46,692	Countrywide Alternative Loan Trust, Series 2004-35T2, Class A1, 6.00%, 2/25/35	45,558
84,472	Countrywide Alternative Loan Trust, Series 2006-31CB, Class A16, 6.00%, 11/25/36	65,752
483,548	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	353,056
83,514	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A4, 6.00%, 2/25/37	68,981
193,502	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34	165,806
226,917	Countrywide Home Loans, Series 2004-12, Class 12A1, 2.95%, 8/25/34(b)	183,034
71,374	Countrywide Home Loans, Series 2003-58, Class 2A2, 3.41%, 2/19/34(b)	66,987
48,737	Countrywide Home Loans, Series 2003-60, Class 2A1, 3.55%, 2/25/34(b)	45,733
1,876	Countrywide Home Loans, Series 2003-42, Class 1A1, 3.57%, 9/25/33(b)	1,488
49,019	Countrywide Home Loans, Series 2003-J7, Class 3A2, 4.50%, 8/25/18	48,415
714,379	Countrywide Home Loans, Series 2004-13, Class 2A1, 5.00%, 8/25/34	719,590
170,634	Countrywide Home Loans, Series 2005-13, Class A1, 5.50%, 6/25/35	165,693
36,791	Countrywide Home Loans, Series 2004-13, Class 2A17, 5.75%, 8/25/34	36,802
52,398	Countrywide Home Loans, Series 2005-8R, Class A4, 6.00%, 10/25/34	52,568
204,212	Countrywide Home Loans, Series 2006-20, Class 1A6, 6.00%, 2/25/37	126,805
265,938	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 2.73%, 11/25/32(b)	58,807
191,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 2.91%, 11/25/34(b)	184,548
48,268	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR2, Class 2A1, 3.10%, 2/25/33(b)	46,571

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2010

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$42,300	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 7A1, 5.00%, 9/25/15	$42,786
84,248	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 1A9, 5.25%, 8/25/35	79,181
17,084	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 4A1, 5.50%, 11/25/17	17,626
42,464	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 8A2, 5.50%, 12/25/34	42,772
13,412	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 4A4, 5.50%, 12/25/34	12,093
198,317	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 1A1, 5.75%, 2/25/34	198,525
205,024	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	209,587
84,699	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33	88,622
233,301	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32	116,245
130,353	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32	134,317
1,008,875	Credit Suisse Mortgage Capital Certificates, Series 2009-2R, Class 2A5, 5.49%, 6/26/37(b)(d)	1,005,408
8,062	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1B1, 0.36%, 10/25/36(b)	3,256
1,151,038	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 4.82%, 10/25/33(b)	1,081,428
86,231	Deutsche Mortgage Securities, Inc., Series 2004-5, Class A3, 5.59%, 7/25/34(b)	82,020
27,755	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1A, 6.01%, 10/25/36(b)	18,823
21,413	Fannie Mae, 2.48%, 6/1/19, Pool # 91574(b)	22,345
183,168	Fannie Mae, 2.51%, 1/1/35, Pool # 805386(b)	188,921
81,435	Fannie Mae, 2.67%, 2/1/30, Pool # 556998(b)	85,265
48,052	Fannie Mae, 2.70%, 6/1/32, Pool # 725286(b)	50,166
65,694	Fannie Mae, 2.76%, 12/1/22, Pool # 303247(b)	66,037
61,912	Fannie Mae, 3.13%, 7/1/27, Pool # 123496(b)	62,782
37,455	Fannie Mae, Series 2003-24, Class BA, 4.00%, 4/25/17	38,081

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$12,982	Fannie Mae, Series 2004-90, Class XN, 4.35%, 3/25/34	$13,685
34,035	Fannie Mae, Series 2003-81, Class TB, 4.50%, 9/25/18	34,788
3,649	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	3,728
136,805	Fannie Mae, Series 2001-W4, Class AF6, 5.61%, 1/25/32(b)	136,468
144,650	Fannie Mae, 5.73%, 7/1/36, Pool # 805386(b)	154,583
18,024	Fannie Mae, Series 2006-10, Class LC, 5.75%, 9/25/20	18,086
20,778	Fannie Mae, Series 1992-129, Class L, 6.00%, 7/25/22	22,681
186,015	Fannie Mae, Series 2513, Class PD, 6.00%, 2/15/32	190,966
4,041	Fannie Mae, Series G94-2, Class D, 6.45%, 1/25/24	4,117
953	Fannie Mae, Series 1993-183, Class K, 6.50%, 7/25/23	953
42,035	Fannie Mae, Series 2006-63, Class AE, 6.50%, 10/25/33	42,738
53,956	Fannie Mae, Series 2001-W1, Class AF6, 6.90%, 7/25/31(b)	53,897
1,008	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	1,143
10,275	Fannie Mae, Series 1993-250, Class Z, 7.00%, 12/25/23	10,997
10,379	Fannie Mae, Series 1991-165, Class L, 7.50%, 12/25/21	10,417
3,973	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	4,670
18,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	21,161
5,364	Fannie Mae, Series 1992-34, Class G, 8.00%, 3/25/22	5,623
56,766	Fannie Mae Whole Loan, Series 2001-W2, Class AF6, 6.59%, 10/25/31(b)	60,976
66,910	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 2.53%, 9/25/34(b)	58,914
101,053	First Horizon Alternative Mortgage Securities, Series 2005-FA1, Class 1A6, 5.50%, 3/25/35	100,176
260,494	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A6, 6.00%, 7/25/36	226,317
131,117	First Horizon Alternative Mortgage Securities, Series 2006-FA5, Class A3, 6.25%, 8/25/36	107,317
61,531	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 4.13%, 10/25/35(b)	48,721
237,930	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	232,655

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2010

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$60,398	First Horizon Mortgage Pass-Through Trust, Series 2003-1, Class 2A1, 5.00%, 3/25/18	$62,224
156,433	First Horizon Mortgage Pass-Through Trust, Series 2004-2, Class 1A4, 5.00%, 5/25/34	155,719
7,755	Freddie Mac, 1.88%, 3/1/17, Pool # 350044(b)	7,890
18,637	Freddie Mac, Series 1228, Class M, 2.24%, 3/15/22(b)	18,758
36,358	Freddie Mac, Series 2752, Class EJ, 4.00%, 2/15/14	37,018
24,361	Freddie Mac, Series 2672, Class NF, 4.00%, 12/15/16	25,121
32,559	Freddie Mac, 5.78%, 4/1/36, Pool # 1N0148(b)	34,276
14,631	Freddie Mac, Series 1599, Class C, 6.10%, 10/15/23	15,417
44,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	48,363
8,557	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	8,944
26,104	Freddie Mac, Series 180, Class H, 6.50%, 9/15/21	26,139
356	Freddie Mac, Series 1173, Class E, 6.50%, 11/15/21	356
5,000	Freddie Mac, Series 2290, Class LL, 6.50%, 2/15/31	5,203
6,998	Freddie Mac, Series 1568, Class D, 6.75%, 8/15/23	6,995
15,254	Freddie Mac, Series 114, Class H, 6.95%, 1/15/21	17,669
3,433	Freddie Mac, Series 139, Class G, 7.00%, 4/15/21	3,976
10,709	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21	10,705
4,884	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23	5,310
5,000	Freddie Mac, Series 53, Class A, 7.13%, 7/20/26	5,791
14,352	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	17,045
9,483	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22	11,263
477,112	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1, 5.21%, 11/19/35(b)	413,103
26,858	GMAC Mortgage Corp. Loan Trust, Series 2003-J1, Class A3, 5.25%, 3/25/18	26,772
29,151	GMAC Mortgage Corp. Loan Trust, Series 2004-J1, Class A2, 5.25%, 4/25/34	29,382
90,771	GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1, 5.50%, 9/25/34	91,370
54,372	Government National Mortgage Assoc., 1.88%, 5/20/34, Pool # 80916(b)	55,501
22,307	Government National Mortgage Assoc., 3.00%, 11/20/29, Pool # 876947(b)	22,963

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$12,932	Government National Mortgage Assoc., 3.13%, 12/20/18, Pool # 8437(b)	$13,320
9,868	Government National Mortgage Assoc., 3.13%, 12/20/21, Pool # 8889(b)	10,164
10,174	Government National Mortgage Assoc., 3.13%, 12/20/27, Pool # 80141(b)	10,480
9,933	Government National Mortgage Assoc., 3.25%, 3/20/29, Pool # 80263(b)	10,226
18,769	Government National Mortgage Assoc., 3.38%, 1/20/23, Pool # 8123(b)	19,342
16,998	Government National Mortgage Assoc., 3.38%, 1/20/25, Pool # 8580(b)	17,518
21,409	Government National Mortgage Assoc., 3.38%, 1/20/25, Pool # 8585(b)	22,064
9,332	Government National Mortgage Assoc., 3.38%, 3/20/26, Pool # 8832(b)	9,617
7,541	Government National Mortgage Assoc., 4.00%, 2/20/16, Pool # 8103(b)	7,793
10,173	Government National Mortgage Assoc., Series 2002-52, Class CJ, 6.00%, 9/20/31	10,218
331	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool # 414856	367
807	Government National Mortgage Assoc., Series 2002-12, Class MB, 6.50%, 10/20/31	807
406	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool # 1655	458
488	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool # 2320	551
894	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool # 376439	1,023
243,575	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.90%, 11/25/35(b)	209,180
161,449	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 3.55%, 4/25/35(b)	119,566
69,446	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33	72,386
252,729	GSR Mortgage Loan Trust, Series 2005-8F, Class 7A1, 5.50%, 10/25/20	251,663
66,027	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	65,642
162,630	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35	152,082
25,991	GSR Mortgage Loan Trust, Series 2004-2F, Class 11A1, 7.00%, 9/25/19	25,877
290,360	Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1B, 3.34%, 1/19/35(b)	140,200
84,688	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 4.42%, 12/19/35(b)	63,595
220,272	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 2.63%, 8/25/34(b)	184,868
49,106	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 2.97%, 8/25/34(b)	31,405

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2010

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$21,822	Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 3A2, 3.32%, 10/25/34(b)	$19,567
256,451	Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A2, 5.34%, 9/25/36(b)	184,729
141,021	Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2, 5.63%, 8/25/36(b)	69,687
99,342	Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 5.64%, 7/25/36(b)	61,539
60,734	JPMorgan Adjustable Rate Mortgage Trust, Series 2005-A6, Class 3A2, 3.38%, 9/25/35(b)	54,322
50,000	JPMorgan Adjustable Rate Mortgage Trust, Series 2005-A7, Class 1A2, 4.66%, 10/25/35(b)	44,205
29,607	JPMorgan Adjustable Rate Mortgage Trust, Series 2006-A5, Class 3A4, 5.92%, 8/25/36(b)	26,184
349,898	JPMorgan Alternative Loan Trust, Series 2006-A7, Class 2A8, 5.75%, 12/25/36(b)	50,214
54,755	JPMorgan Mortgage Trust, Series 2005-A4, Class 3A1, 5.16%, 7/25/35(b)	51,814
68,245	JPMorgan Mortgage Trust, Series 2006-S1, Class 3A3, 5.50%, 4/25/36	67,772
394,123	JPMorgan ReRemic, Series 2009-5, Class 2A1, 5.19%, 1/26/37(b)(d)	373,700
442,513	JPMorgan ReRemic, Series 2009-7, Class 12A1, 5.68%, 1/27/47(b)(d)	436,038
457,435	JPMorgan ReRemic, Series 2009-7, Class 8A1, 6.25%, 1/27/37(b)(d)	463,839
53,912	Lehman Mortgage Trust, Series 2005-2, Class 2A3, 5.50%, 12/25/35	50,261
87,351	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36	74,414
83,311	Master Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, 2.96%, 4/21/34(b)	82,288
397,874	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	414,399
447,110	Master Alternative Loans Trust, Series 2005-3, Class 4A1, 5.50%, 3/25/20	435,053
17,259	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	17,631
828,884	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	856,693
56,277	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34	57,092
18,510	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34	17,587
302,060	Master Asset Securitization Trust, Series 2003-11, Class 7A6, 5.25%, 2/25/15	306,344
178,523	Master Asset Securitization Trust, Series 2002-8, Class 1A2, 5.25%, 12/25/17	184,974

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$71,292	Master Asset Securitization Trust, Series 2003-8, Class 3A9, 5.25%, 9/25/33	$70,322
75,330	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	77,365
104,347	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	106,823
76,418	Master Seasoned Securities Trust, Series 2005-1, Class 2A1, 6.21%, 9/25/17(b)	78,410
66,550	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 2.91%, 7/25/34(b)	60,600
8,535	Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class 2A2, 2.79%, 2/25/34(b)	8,017
97,350	MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2, 2.23%, 12/25/34(b)	91,836
199,072	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 2.78%, 8/25/34(b)	180,157
115,523	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 2.94%, 8/25/34(b)	102,261
113,206	Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 3.02%, 8/25/35(b)	76,481
625,346	Nomura Asset Acceptance Corp., Series 2006-AF2, Class 1A3, 6.22%, 8/25/36(b)	330,543
271,530	Prime Mortgage Trust, Series 2004-CL1, Class 2A1, 5.00%, 2/25/19	274,115
146,478	Prime Mortgage Trust, Series 2005-2, Class 1A3, 5.25%, 7/25/20	146,997
99,317	RAAC, Series 2005-SP1, Class 2A7, 5.25%, 9/25/34	99,197
118,455	RAAC, Series 2004-SP2, Class A1, 5.95%, 1/25/17(b)	114,109
251,443	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 4.02%, 9/25/34(b)	244,484
136,164	Residential Accredit Loans, Inc., Series 2002-QS19, Class A5, 4.20%, 12/25/32	137,262
51,812	Residential Accredit Loans, Inc., Series 2004-QS8, Class A2, 5.00%, 6/25/34	50,924
104,845	Residential Accredit Loans, Inc., Series 2003-QS17, Class NB1, 5.25%, 9/25/33	102,126
76,740	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21, 5.90%, 1/25/36(b)	42,364
180,433	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 6/25/36	108,130
84,458	Residential Accredit Loans, Inc., Series 2002-QS8, Class A5, 6.25%, 6/25/17	84,404
60,551	Residential Accredit Loans, Inc., Series 2001-QS16, Class A2, 6.25%, 11/25/31	62,911

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2010

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$14,430	Residential Accredit Loans, Inc., Series 2001-QS18, Class A1, 6.50%, 12/25/31	$14,575
33,651	Residential Asset Mortgage Products, Inc., Series 2004-SL2, Class A1, 6.50%, 10/25/16	33,545
70,699	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	70,254
80,241	Residential Asset Securitization Trust, Series 2003-A12, Class A1, 5.00%, 11/25/18	79,265
102,071	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36	57,424
145,023	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37	115,666
52,233	Residential Funding Mortgage Securities I, Series 2002-S17, Class A1, 5.00%, 11/25/17	50,834
23,206	Residential Funding Mortgage Securities I, Series 2003-S6, Class A1, 5.00%, 4/25/18	23,317
105,617	Residential Funding Mortgage Securities I, Series 2004-S4, Class 1A5, 5.25%, 4/25/34	101,861
148,716	Residential Funding Mortgage Securities I, Series 2005-S4, Class A1, 5.50%, 5/25/35	145,406
166,207	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35	162,457
120,869	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32	124,173
181,969	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 2.53%, 6/25/34(b)	168,867
651,703	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 1A1, 2.63%, 4/25/34(b)	549,686
130,479	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 2.64%, 11/25/34(b)	98,259
141,514	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 2.73%, 12/25/34(b)	110,650
10,811	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 3.13%, 2/25/34(b)	10,001
74,878	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 1A2, 5.25%, 12/25/35(b)	54,873
73,327	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 2.76%, 12/27/35(b)	43,933

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$401,898	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	$409,960
99,217	Structured Asset Securities Corp., Series 2003-24A, Class 1A3, 2.55%, 7/25/33(b)	91,262
272,666	Structured Asset Securities Corp., Series 2003-21, Class 1A3, 5.50%, 7/25/33	277,747
1,051,509	Structured Asset Securities Corp., Series 2005-5, Class 2A1, 5.50%, 4/25/35	1,029,575
370,903	Structured Asset Securities Corp., Series 2004-20, Class 4A1, 6.00%, 11/25/34	382,886
78,826	Structured Asset Securities Corp., Series 2002-3, Class 2A2, 6.50%, 3/25/32	77,834
3,000	Structured Mortgage Asset Residential Trust, Series 1992-12B, Class G, 7.60%, 1/25/24	1,855
491,761	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%, 8/20/35(b)	346,612
44,135	WAMU Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B, 0.80%, 7/25/44(b)	35,771
55,200	Washington Mutual, Series 2004-AR3, Class A2, 2.71%, 6/25/34(b)	54,044
161,896	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	159,935
66,125	Washington Mutual, Series 2003-S7, Class A1, 4.50%, 8/25/18	67,507
64,803	Washington Mutual, Series 2003-S13, Class 21A1, 4.50%, 12/25/18	67,245
8,949	Washington Mutual, Series 2002-S8, Class 2A7, 5.25%, 1/25/18	9,176
17,310	Washington Mutual, Series 2006-AR8, Class 1A1, 5.76%, 8/25/46(b)	14,351
631,833	Washington Mutual, Series 2004-S3, Class 3A1, 6.00%, 7/25/34	632,841
192,959	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A1, 4.50%, 10/25/35(b)	180,817
550,430	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1, 5.51%, 11/25/36(b)	487,748
108,479	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A2, 5.86%, 9/25/36(b)	96,729
19,477	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8, Class A2, 5.87%, 10/25/36(b)	18,909
89,365	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS7, Class 2A1, 5.50%, 10/25/17	91,841
59,680	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS2, Class 2A1, 6.00%, 4/25/17	59,323
124,223	Wells Fargo Alternative Loan Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35	107,562

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2010

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$218,472	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR1, Class 1A1, 2.86%, 2/25/35(b)	$196,346
44,240	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR9, Class 3A1, 2.89%, 5/25/35(b)	41,334
132,088	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 1A1, 2.96%, 10/25/35(b)	129,306
37,380	Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 3A1, 3.10%, 12/25/34(b)	36,330
47,772	Wells Fargo Mortgage Backed Securities Trust, Series 2004-I, Class 1A1, 3.21%, 7/25/34(b)	46,861
39,810	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A4, 3.81%, 4/25/36(b)	37,490
87,247	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1, 4.54%, 6/25/34(b)	85,102
72,814	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 3A1, 5.25%, 1/25/20	74,093
Total Mortgage Backed Securities		32,036,093
Corporate Bonds (14.9%)
Diversified Financial Services (3.7%)
485,000	Charles Schwab Corp., 4.95%, 6/1/14	535,508
350,000	General Electric Capital Corp., 4.15%, 5/15/12	360,750
1,600,000	Goldman Sachs Group, Inc., 6.25%, 9/1/17	1,775,368
		2,671,626
Electric Integrated (1.8%)
1,215,000	Old Dominion Electric Cooperative, Series A, 6.25%, 6/1/11	1,261,657
Financial Services (7.5%)
300,000	BP Capital Markets PLC, 3.63%, 5/8/14	297,666
1,000,000	Citigroup, Inc., 5.10%, 9/29/11	1,041,963
750,000	Citigroup, Inc., 5.85%, 7/2/13	803,300
1,500,000	I-Preferred Term Securities IV, 1.05%, 6/24/34, Continuously Callable @ 100(b)(d)	720,000
2,000,000	Lehman Brothers Holdings, 6.00%, 7/19/12(e)	420,000
500,000	Morgan Stanley, Series F, 4.00%, 7/30/20, Callable 7/30/13 @ 100, MTN(f)	498,814
500,000	Morgan Stanley, Series F, 6.00%, 4/28/15, GMTN	545,175
501,733	Preferred Term Securities IX, 2.33%, 4/3/33, Continuously Callable @ 100(a)(b)(c)	79,023

Shares or
Principal
Amount	Security Description	Value
Corporate Bonds, continued:
Financial Services, continued:
$686,787	Preferred Term Securities V, 2.64%, 4/3/32, Continuously Callable @ 100(b)(d)	$336,526
406,542	Preferred Term Securities XXIII, 0.00%, 12/22/36(a)(c)	122
615,600	Trains 10-2002, 6.59%, 1/15/12(b)(d)	637,854
		5,380,443
Insurance (1.4%)
500,000	Jackson National Life Global, 5.38%, 5/8/13(d)	538,562
350,000	MetLife, Inc., 6.75%, 6/1/16	415,538
		954,100
Telecommunications-Services & Equipment (0.5%)
350,000	AT&T Mobility LLC, 6.50%, 12/15/11	374,783
Total Corporate Bonds		10,642,609
U.S. Government Agency Securities (8.3%)
	Fannie Mae
750,000	1.50%, 7/13/15, Callable 1/13/11 @ 100.00(f)*	752,735
2,000,000	2.00%, 5/5/15, Callable 11/5/10 @ 100(b)*	2,005,354
1,000,000	Fannie Mae Strips, 12.14%, 11/15/16(g)	858,645
	Freddie Mac
1,000,000	1.25%, 8/25/15, Callable 2/25/11 @ 100, MTN(f)*	1,000,736
1,300,000	3.00%, 5/18/15, Callable 11/18/10 @ 100*	1,306,899
Total U.S. Government Agency Securities		5,924,369
U.S. Treasury Obligations (15.8%)
	U.S. Treasury Notes
1,250,000	0.63%, 6/30/12	1,253,663
2,000,000	0.88%, 5/31/11	2,009,376
1,000,000	0.88%, 1/31/12	1,006,836
3,000,000	0.88%, 2/29/12	3,021,450
3,000,000	1.00%, 4/30/12	3,027,540
1,000,000	1.38%, 3/15/13	1,019,220
Total U.S. Treasury Obligations		11,338,085
Investments in Affiliates (12.8%)
9,156,502	Cavanal Hill Cash Management Fund, Institutional Class	9,156,502
Total Investments in Affiliates		9,156,502
Total Investments (Cost $82,583,134)(h)—100.7%		72,133,754
Liabilities in excess of other assets — (0.7)%		(480,368)
Net Assets — 100.0%		$71,653,386

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Concluded
August 31, 2010

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2010. The date presented reflects the final maturity date.
(c)	Issuer has deferred on the payment of interest.
(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(e)	Issuer has defaulted on the payment of interest.
(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2010.
(g)	Rate represents the effective yield at purchase.
(h)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

GMTN	Global Medium Term Note
MTN	Medium Term Note

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments
August 31, 2010

Principal
Amount	Security Description	Value
Asset Backed Securities (2.7%)
$39,887	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(a)	$39,555
664,002	Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.69%, 12/23/37(a)(b)(c)	6,640
808,421	Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37(a)(c)	8,084
78,937	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(a)	73,142
82,227	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(b)	79,122
173,722	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.99%, 9/25/33(b)	66,515
406,850	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34(b)	305,700
2,190,154	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.88%, 8/5/36(a)(b)(c)	10,951
Total Asset Backed Securities		589,709

Mortgage Backed Securities (49.5%)
149,484	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.06%, 9/25/35(b)	136,357
95,394	Bank of America Alternative Loan Trust, Series 2005-9, Class 5A1, 5.50%, 10/25/20	97,096
43,884	Bank of America Funding Corp., Series 2004-B, Class 5A1, 3.55%, 11/20/34(b)	36,075
85,615	Bank of America Mortgage Securities, Series 2003-9, Class 3A1, 5.00%, 12/25/18	88,683
106,523	Bank of America Mortgage Securities, Series 2004-8, Class 3A1, 5.25%, 10/25/19	109,774
95,134	Bear Stearns Mortgage Trust, Series 2004-9, Class 12A3, 3.43%, 11/25/34(b)	80,731
88,714	Bear Stearns Mortgage Trust, Series 2003-7, Class 4A, 4.93%, 10/25/33(b)	90,003
21,046	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	21,856
132,448	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37	127,295
194,521	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	175,657
83,893	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	83,784
40,965	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34	36,013
20,714	Countrywide Alternative Loan Trust, Series 2003-12CB, Class 2A1, 5.00%, 7/25/18	21,286

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$103,484	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	$106,624
105,000	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A7, 5.00%, 8/25/33	93,925
108,668	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	105,519
324,251	Countrywide Alternative Loan Trust, Series 2005-9CB, Class 1A6, 5.50%, 5/25/35	197,122
295,322	Countrywide Alternative Loan Trust, Series 2005-57CB, Class 3A4, 5.50%, 12/25/35	83,931
160,333	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1, 6.00%, 2/25/34	166,976
54,536	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34	56,524
254,499	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	185,819
94,918	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	97,855
126,064	Countrywide Home Loans, Series 2004-12, Class 12A1, 2.95%, 8/25/34(b)	101,685
166,557	Countrywide Home Loans, Series 2003-40, Class A5, 4.50%, 10/25/18	168,734
92,464	Countrywide Home Loans, Series 2004-J6, Class 1A2, 5.25%, 8/25/24	90,561
102,779	Countrywide Home Loans, Series 2004-2, Class 2A1, 5.28%, 2/25/34(b)	101,342
70,212	Countrywide Home Loans, Series 2005-29, Class A1, 5.75%, 12/25/35	64,158
70,277	Countrywide Home Loans, Series 2002-22, Class A20, 6.25%, 10/25/32	70,746
63,982	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 2/25/19	65,507
75,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 1A5, 5.75%, 9/25/34	71,354
105,689	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 8A1, 6.00%, 11/25/18	108,732
157,546	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33	165,220
53,742	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	54,938
215,000	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.27%, 6/25/36(b)	139,066

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2010

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$3,702	Fannie Mae, Series 1992-45, Class F, 2.04%, 4/25/22(b)	$3,758
18,438	Fannie Mae, 2.88%, 7/1/23, Pool #224951(b)	19,245
23,631	Fannie Mae, 3.59%, 9/1/33, Pool #739372(b)	24,816
7,253	Fannie Mae, Series 2003-33, Class LD, 4.25%, 9/25/22	7,540
17,243	Fannie Mae, Series 2004-72, Class LA, 4.50%, 4/25/30	17,497
33,000	Fannie Mae, Series 2005-48, Class MD, 5.00%, 4/25/34	35,708
48,174	Fannie Mae, 5.45%, 1/1/37, Pool #906675(b)	50,886
104	Fannie Mae, Series 2002-27, Class GC, 6.00%, 5/25/17	113
1,699	Fannie Mae, 6.00%, 4/1/35, Pool #735503	1,866
25,300	Fannie Mae, Series 1989-52, Class G, 6.08%, 8/25/19	27,926
16,511	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	18,502
11,208	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	12,581
41,385	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42, Callable 7/25/14 @ 100*	47,981
2,939	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31	3,456
15,748	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	18,730
11,780	Fannie Mae, Series D-32, Class L, 8.00%, 10/25/21	14,011
1,853	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	2,116
8,919	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	10,909
3,435	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	4,133
3,032	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	3,498
1,450	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	1,768
63,551	First Horizon Mortgage Pass-Through Trust, Series 2005-8, Class 2A1, 5.25%, 2/25/21	66,196
1,521	Freddie Mac, Series 1227, Class P, 2.54%, 3/15/22(b)	1,533
97,683	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	105,391
4,982	Freddie Mac, Series 2532, Class B, 5.00%, 9/15/16	4,995
24,075	Freddie Mac, Series 2556, Class TJ, 5.00%, 1/15/22	24,761
85,263	Freddie Mac, 5.23%, 8/1/34, Pool #755230(b)	89,877
4,680	Freddie Mac, Series 2419, Class QL, 5.50%, 3/15/17	5,277

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$27,124	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21	$29,204
29,000	Freddie Mac, Series 2470, Class LL, 6.00%, 7/15/32	31,866
44,385	Freddie Mac, Series 3129, Class LM, 6.00%, 9/15/32	45,996
15,000	Freddie Mac, Series 2403, Class LL, 6.25%, 1/15/32	16,520
24,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	26,380
24,447	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	25,555
17,770	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21	20,583
17,418	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22	19,132
13,623	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24	14,563
18,175	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	18,642
6,869	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21	8,048
14,133	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26	14,201
5,770	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21	6,852
22,091	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	26,236
33,972	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	40,347
4,564	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21	4,573
8,108	Freddie Mac, 9.00%, 5/1/16, Pool #170164	8,979
7,560	Freddie Mac, 9.00%, 6/1/16, Pool #170171	8,368
9,402	Freddie Mac, 9.00%, 9/1/16, Pool #170192	10,427
5,943	Freddie Mac, 9.50%, 6/1/16, Pool #274005	6,676
2,442	GMAC Mortgage Corp. Loan Trust, Series 2003-J1, Class A3, 5.25%, 3/25/18	2,434
7,834	Government National Mortgage Assoc., Series 2003-18, Class KB, 6.00%, 7/20/31	8,017
15,048	Government National Mortgage Assoc., Series 2002-57, Class BA, 6.00%, 4/20/32	15,652
10,270	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	11,711
428	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	485
7,086	Government National Mortgage Assoc., Series 1996-20, Class D, 7.50%, 9/16/26	7,670
3,202	Government National Mortgage Assoc., 8.00%, 2/15/22, Pool #319029	3,237

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2010

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$13,434	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	$15,619
2,140	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	2,485
506	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	587
1,290	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	1,495
4,516	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	5,240
21,431	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	24,865
26,748	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	31,143
1,060	Government National Mortgage Assoc., 10.00%, 2/15/19, Pool #269976	1,237
36,196	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 8/25/19	37,067
6,221	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32	6,218
72,708	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 2.64%, 4/25/37(b)	46,606
665,000	JPMorgan Mortgage Trust, Series 2005-A6, Class 3A3, 3.38%, 9/25/35(b)	528,539
355,000	JPMorgan Mortgage Trust, Series 2005-A1, Class 3A4, 5.01%, 2/25/35(b)	354,967
130,000	JPMorgan Mortgage Trust, Series 2006-A6, Class 1A4L, 5.40%, 10/25/36(b)	82,992
49,792	JPMorgan Mortgage Trust, Series 2006-A2, Class 2A1, 5.75%, 4/25/36(b)	46,323
73,302	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19	75,610
83,516	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	86,985
83,606	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34	86,417
134,145	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34	141,884
91,765	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	91,729
210,004	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	204,468
29,379	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33	28,066
77,267	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34	79,704
107,912	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34	111,442
51,117	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	52,498
77,317	Merrill Lynch Mortgage Investors Trust, Series 2005-A8, Class A1C1, 5.25%, 8/25/36(b)	75,255
138,099	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	141,289

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$182,639	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35(b)	$146,341
270,832	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35(b)	178,881
166,371	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, 5.16%, 3/25/35(b)	134,023
145,000	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36(b)	81,003
87,221	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 7.00%, 10/25/40(b)	84,605
20,554	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34	21,323
118,455	RAAC, Series 2004-SP2, Class A1, 5.95%, 1/25/17(b)	114,109
73,599	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18	74,788
99,799	Residential Accredit Loans, Inc., Series 2003-QS1, Class A1, 5.00%, 1/25/33	99,919
32,152	Residential Accredit Loans, Inc., Series 2003-QS17, Class NB1, 5.25%, 9/25/33	31,319
83,345	Residential Accredit Loans, Inc., Series 2005-QS2, Class A1, 5.50%, 2/25/35	73,861
92,330	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.75%, 12/25/21	81,767
220,074	Residential Accredit Loans, Inc., Series 2004-QS2, Class CB, 5.75%, 2/25/34	216,536
62,989	Residential Accredit Loans, Inc., Series 2002-QS19, Class A8, 6.00%, 12/25/32	63,758
65,952	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	37,742
104,129	Residential Asset Loans, Inc., Series 2006-QS12, Class 1A2, 6.50%, 9/25/36	56,989
228,243	Residential Asset Mortgage Products, Inc., Series 2005-SL2, Class A3, 7.00%, 2/25/32	213,842
46,615	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	46,321
162,021	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35	137,330
225,836	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36	156,178
54,028	Residential Funding Mortgage Securities I, Series 2003-S12, Class 2A1, 4.00%, 12/25/32	53,328
54,961	Residential Funding Mortgage Securities I, Series 2004-S5, Class 2A1, 4.50%, 5/25/19	55,470

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2010

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$38,863	Residential Funding Mortgage Securities I, Series 2003-S5, Class 1A1, 5.00%, 11/25/18	$38,273
49,867	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	50,867
110,464	Structured Asset Securities Corp., Series 2003-20, Class 2A4, 4.50%, 7/25/18	107,996
2,000	Structured Asset Securities Corp., Series 2002-15, Class A4, 6.00%, 8/25/32	1,951
20,484	Structured Asset Securities Corp., Series 2002-3, Class A4, 6.40%, 3/25/32	19,526
57,643	Structured Asset Securities Corp., Series 2002-6, Class 1A5, 6.50%, 4/25/32	59,946
875	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30	909
233,754	Structured Mortgage Loan, Series 2004-3AC, Class A1, 2.48%, 3/25/34(b)	226,493
51,741	Union Planters Mortgage Finance Corp., Series 2000-1, Class A1, 7.70%, 12/25/24	56,201
245,880	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%, 8/20/35(b)	173,306
142,052	Washington Mutual, Series 2003-S6, Class 2A3, 4.75%, 7/25/18	146,832
25,530	Washington Mutual, Series 2003-S11, Class 1A, 5.00%, 11/25/33	26,483
100,904	Washington Mutual MSC Mortgage, Series 2002-MS6, Class 3A1, 6.50%, 9/25/32	103,877
6,063	Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	6,118
188,400	Washington Mutual Pass-Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35	137,895
68,848	Wells Fargo Mortgage Backed Securities Trust, Series 2003-14, Class 1A1, 4.75%, 12/25/18	70,694
22,264	Wells Fargo Mortgage Backed Securities Trust, Series 2004-E, Class A1, 4.85%, 5/25/34(b)	22,373
114,631	Wells Fargo Mortgage Backed Securities Trust, Series 2005-13, Class A1, 5.00%, 11/25/20	119,040
290,676	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A9, 5.50%, 3/25/36	282,710
335,000	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7, Class A48, 6.00%, 6/25/37	126,435
Total Mortgage Backed Securities		10,756,460

Principal
Amount	Security Description	Value
Corporate Bonds (25.4%)
Diversified Financial Services (0.5%)
$100,000	Goldman Sachs Group, Inc., 6.25%, 9/1/17	$110,961
Diversified Manufacturing Operations (5.2%)
1,000,000	General Electric Co., 5.25%, 12/6/17	1,121,804
Financial Services (15.0%)
1,000,000	American General Finance, 6.90%, 12/15/17	775,000
100,000	Bank of America Corp., 6.50%, 8/1/16	111,720
225,000	Citigroup, Inc., 5.85%, 7/2/13	240,990
500,000	I-Preferred Term Securities, 2.64%, 12/11/32, Continuously Callable @ 100(a)(b)	170,000
500,000	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23(e)	500,000
225,000	Morgan Stanley, Series F, 4.00%, 7/30/20, Callable 7/30/13 @ 100, MTN(e)*	224,466
225,000	Morgan Stanley, Series F, 6.00%, 4/28/15, GMTN	245,329
501,733	Preferred Term Securities IX, 2.33%, 4/3/33, Continuously Callable @ 100(a)(b)(c)	79,023
500,000	Preferred Term Securities XI, 2.14%, 9/24/33, Continuously Callable @ 100(a)(b)(c)	83,750
973,987	Preferred Term Securities XX, 0.99%, 3/22/38, Callable 12/22/10 @ 100(b)(e)*	370,115
406,542	Preferred Term Securities XXIII, 0.00%, 12/22/36(a)(c)	122
1,060,947	Preferred Term Securities XXVI, 6.19%, 9/22/37, Callable 6/22/12 @ 100(b) (e)*	137,923
324,000	Trains 10-2002, 6.59%, 1/15/12(b)(e)	335,713
		3,274,151
Insurance (1.1%)
200,000	MetLife, Inc., 6.75%, 6/1/16	237,450
Security Brokers & Dealers (3.3%)
300,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	322,565
1,100,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17(f)	341
365,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	402,397
		725,303
Telecommunications (0.2%)
50,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/8/10 @ 101.27*	48,932
Total Corporate Bonds		5,518,601

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2010

Principal
Amount	Security Description	Value
Taxable Municipal Bonds (5.0%)
Georgia (4.6%)
$1,000,000	Atlanta & Fulton County Georgia Recreational Authority Revenue, Downtown Arena Project, 7.00%, 12/1/28, Callable 12/1/10 @ 100, Insured by: AGM*	$1,002,200
Wisconsin (0.4%)
85,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 11/1/10 @ 100, Enhanced by: LOC*	85,303
Total Taxable Municipal Bonds		1,087,503

U.S. Government Agency Securities (7.3%)
1,000,000	Fannie Mae Strips, 12.14%, 11/15/16(g)	858,645
175,000	Federal Home Loan Bank, 1.00%, 9/16/20, Callable 9/16/11 @ 100(e)*	174,650
550,000	Freddie Mac, 1.25%, 8/25/15, Callable 2/25/11 @ 100, MTN(e)*	550,405
Total U.S. Government Agency Securities		1,583,700

Shares or
Principal
Amount	Security Description	Value
U.S. Treasury Obligations (6.6%)
U.S. Treasury Notes
$200,000	1.38%, 3/15/13	$203,844
200,000	2.13%, 5/31/15	207,954
550,000	2.75%, 2/15/19	571,613
400,000	3.63%, 2/15/20	440,219
Total U.S. Treasury Obligations		1,423,630

Investments in Affiliates (6.0%)
1,296,693	Cavanal Hill Cash Management Fund, Institutional Class	1,296,693
Total Investments in Affiliates		1,296,693

Total Investments (Cost $29,740,481)(h)—102.5%		22,256,296
Liabilities in excess of other assets — (2.5)%		(537,412)
Net Assets — 100.0%		$21,718,884

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2010. The date presented reflects the final maturity date.
(c)	Issuer has deferred on the payment of interest.
(d)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2010.
(e)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(f)	Issuer has defaulted on the payment of interest.
(g)	Rate represents the effective yield at purchase.
(h)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGM	Assured Guaranty Municipal Corp.
GMTN	Global Medium Term Note
GO	General Obligation
LOC	Letter of Credit
MTN	Medium Term Note
PO	Principal Only

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Statements of Portfolio Investments
August 31, 2010

Principal
Amount	Security Description	Value
Asset Backed Securities (1.7%)
$37,540	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(a)	$37,228
510,771	Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.69%, 12/23/37(a)(b)(c)	5,108
808,421	Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37(a)(b)	8,084
56,384	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(a)	52,244
156,231	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(c)	150,333
322,008	RAAC, Series 2004-SP1, Class AI4, 5.29%, 8/25/27(c)	308,769
1,095,077	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.88%, 8/5/36(a)(b)(c)	5,475
Total Asset Backed Securities		567,241

Mortgage Backed Securities (47.1%)
74,698	ABN AMRO Mortgage Corp., Series 2003-7, Class A2, 5.00%, 7/25/18	77,403
93,176	Bank of America Alternative Loan Trust, Series 2005-9, Class 1CB3, 5.50%, 10/25/35	87,149
100,452	Bank of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	68,205
95,000	Bank of America Funding Corp., Series 2005-3, Class 1A9, 5.25%, 6/25/35	92,293
115,802	Bank of America Mortgage Securities, Series 2003-6, Class 1A36, 5.25%, 8/25/33	116,588
72,774	Bank of America Mortgage Securities, Series 2004-3, Class 1A3, 5.50%, 4/25/34	72,205
208,063	Bank of America Mortgage Securities, Series 2004-7, Class 2A2, 5.75%, 8/25/34	196,937
162,996	Bear Stearns Alternative-A Trust, Series 2006-6, Class 32A1, 5.44%, 11/25/36(c)	99,843
129,005	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.00%, 1/25/34(c)	129,529
3,573	Chase Mortgage Finance Corp., Series 2005-S1, Class 1A9, 5.50%, 5/25/35	3,501
36,200	Chase Mortgage Finance Corp., Series 2005-S2, Class A25, 5.50%, 10/25/35	32,934
209,647	Chase Mortgage Finance Corp., Series 2003-S15, Class 1A3, 6.00%, 1/25/34	220,221
22,687	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32	21,626
4,926	Chase Mortgage Finance Corp., Series 2002-S8, Class 2A1, 6.50%, 8/25/29	4,920
496,547	Chaseflex Trust, Series 2006-2, Class A5, 5.99%, 9/25/36(c)	383,703
116,712	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	105,394

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$80,478	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37	$57,609
12,000	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A11, 5.50%, 12/25/33	11,690
100,000	Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A2, 6.25%, 6/25/36	84,630
228,147	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	227,852
98,438	Countrywide Alternative Loan Trust, Series 2005-J3, Class 2A12, 5.50%, 5/25/35	35,282
253,000	Countrywide Alternative Loan Trust, Series 2005-46CB, Class A3, 5.50%, 10/25/35	183,250
716,438	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	470,356
53,934	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34	54,990
100,000	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36	53,366
725,504	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37	437,521
560,000	Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A4, 6.25%, 12/25/36	326,904
228,436	Countrywide Home Loans, Series 2003-40, Class AS, 4.50%, 10/25/18	232,536
246,123	Countrywide Home Loans, Series 2003-34, Class A11, 5.25%, 9/25/33	251,695
108,000	Countrywide Home Loans, Series 2003-34, Class A15, 5.25%, 9/25/33	109,562
7,000	Countrywide Home Loans, Series 2003-1, Class 1A2, 5.50%, 3/25/33	6,862
112,000	Countrywide Home Loans, Series 2003-14, Class A4, 5.50%, 6/25/33	110,731
66,637	Countrywide Home Loans, Series 2003-28, Class A8, 5.50%, 8/25/33	67,732
29,645	Countrywide Home Loans, Series 2003-J6, Class 1A1, 5.50%, 8/25/33	30,324
10,000	Countrywide Home Loans, Series 2004-4, Class A24, 5.50%, 5/25/34	10,105
23,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34	21,980
245,544	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35	194,820
103,412	Countrywide Home Loans, Series 2005-12, Class 2A9, 5.50%, 5/25/35	98,708
71,541	Countrywide Home Loans, Series 2004-18, Class A1, 6.00%, 10/25/34	72,870
80,962	Countrywide Home Loans, Series 2004-21, Class A10, 6.00%, 11/25/34	83,433
599,530	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37	492,958

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Statements of Portfolio Investments, Continued
August 31, 2010

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$77,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 1A5, 5.50%, 12/25/34	$67,864
304,245	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35	197,519
98,558	Credit Suisse Mortgage Capital Certificate, Series 2006-8, Class 1A1, 4.50%, 10/25/21	89,986
38,793	Fannie Mae, 2.83%, 12/1/27, Pool #422279(c)	40,868
5,400	Fannie Mae, 4.50%, 5/1/19, Pool #761398	5,794
2,318	Fannie Mae, 5.00%, 3/1/18, Pool #688031	2,481
8,174	Fannie Mae, 5.00%, 8/1/33, Pool #730856	8,763
6,961	Fannie Mae, 5.00%, 7/1/35, Pool #832198	7,432
123,644	Fannie Mae, 5.15%, 2/1/33, Pool #683235(c)	131,258
4,667	Fannie Mae, 5.50%, 2/1/33, Pool #683351	5,045
2,041	Fannie Mae, 5.50%, 9/1/34, Pool #725773	2,201
47,525	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	52,635
34,000	Fannie Mae, Series 2002-21, Class LL, 6.25%, 4/25/32	37,061
57,000	Fannie Mae, Series 1994-51, Class LL, 6.75%, 3/25/24	63,718
66,711	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	77,343
4,592	Fannie Mae, Series 1997-42, Class EN, 7.25%, 7/18/27	4,856
40,052	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	47,637
167,121	Fannie Mae Whole Loan, Series 2003-W6, Class 6A, 4.44%, 8/25/42(c)	175,534
45,704	Fannie Mae Whole Loan, Series 2002- W11, Class AF5, 5.48%, 11/25/32(c)	48,648
298,715	Fannie Mae Whole Loan, Series 2004-W3, Class A8, 5.50%, 5/25/34	322,379
80,000	First Horizon Mortgage Pass-Through Trust, Series 2003-8, Class 1A10, 5.25%, 10/25/33	81,335
1,709	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	1,803
42,579	Freddie Mac, 2.50%, 4/1/24, Pool #409624(c)	44,430
97,683	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	105,391
71,525	Freddie Mac, Series 2728, Class HN, 4.50%, 1/15/19	72,152
16,737	Freddie Mac, Series 2994, Class NC, 5.00%, 10/15/28	16,798
25,721	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	28,569

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$23,400	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	$25,279
65,000	Freddie Mac, Series 3133, Class TD, 6.00%, 9/15/34	70,671
3,127	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	3,384
18,335	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	19,166
99,280	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	104,029
27,398	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	29,082
11,753	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	12,873
8,140	Freddie Mac, Series 194, Class E, 7.00%, 9/15/21	9,428
141,443	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	145,074
23,327	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	27,704
1,139	Freddie Mac, Series 1255, Class H, 8.50%, 4/15/22	1,371
17,514	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.00%, 10/25/33(c)	17,456
155,000	GMAC Mortgage Corp. Loan Trust, Series 2003-J6, Class A3, 5.50%, 10/25/33	156,266
17,077	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	19,391
33,114	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	37,862
22,755	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	25,976
3,388	Government National Mortgage Assoc., Series 1996-15, Class H, 7.50%, 8/16/26	3,386
19,870	Government National Mortgage Assoc., Series 1996-20, Class J, 7.50%, 9/20/26	21,402
540	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	629
8,156	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	9,445
21,126	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	21,002
315,235	JPMorgan Alternative Loan Trust, Series 2006-S4, Class A6, 5.71%, 12/25/36(c)	263,838
880,000	JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4, 3.15%, 8/25/35(c)	732,487
155,277	JPMorgan Mortgage Trust, Series 2006-A2, Class 3A2, 5.69%, 4/25/36(c)	135,674
56,194	JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, 5.94%, 6/25/36(c)	50,354
100,352	JPMorgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34	102,865
189,023	JPMorgan ReRemic, Series 2009-7, Class 12A1, 6.25%, 1/27/37(c)(d)	191,669
71,856	Master Alternative Loans Trust, Series 2004-13, Class 8A1, 5.50%, 1/25/25	72,808

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Statements of Portfolio Investments, Continued
August 31, 2010

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$171,895	Master Alternative Loans Trust, Series 2003-8, Class 3A1, 5.50%, 12/25/33	$172,581
208,942	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35	187,174
414,066	Master Alternative Loans Trust, Series 2004-10, Class 5A6, 5.75%, 9/25/34	401,398
206,744	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	211,207
262,505	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	255,585
91,765	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	91,729
112,516	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35	107,996
23,794	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33	23,885
69,581	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34	71,687
11,498	Master Asset Securitization Trust, Series 2003-8, Class 3A11, 5.25%, 9/25/33	11,365
87,918	Master Asset Securitization Trust, Series 2003-7, Class 1A1, 5.50%, 9/25/33	89,800
29,306	Master Asset Securitization Trust, Series 2003-7, Class 1A2, 5.50%, 9/25/33	30,234
225,000	Master Asset Securitization Trust, Series 2005-1, Class 2A4, 5.50%, 5/25/35	218,207
48,046	Master Asset Securitization Trust, Series 2004-3, Class 5A1, 6.25%, 1/25/32	48,453
123,061	MLCC Mortgage Investors, Inc., Series 2004-HB1, Class A3, 2.05%, 4/25/29(c)	118,753
173,251	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	177,254
37,098	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33	38,714
1,000,000	Prime Mortgage Trust, Series 2005-4, Class 2A3, 5.50%, 10/25/35	465,729
664,480	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32	663,786
94,217	Residential Asset Loans, Inc., Series 2006- QS5, Class A9, 6.00%, 5/25/36	53,917
31,076	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	30,881
748,495	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	592,829
350,600	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	295,212
52,854	Residential Funding Mortgage Securities, Inc., Series 2004-S8, Class A7, 5.50%, 9/25/34	53,164
42,029	Structured Adjustable Rate Mortgage Loan, Series 2006-5, Class 4A1, 5.68%, 6/25/36(c)	34,516

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$267,609	Structured Asset Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31	$240,561
43,688	Structured Asset Securities Corp., Series 2005-6, Class 4A1, 5.00%, 5/25/35	42,980
198,603	Structured Asset Securities Corp., Series 2004-3, Class 3A1, 5.50%, 3/25/19	200,408
7,000	Structured Asset Securities Corp., Series 2002-15, Class A4, 6.00%, 8/25/32	6,828
121,359	Structured Asset Securities Corp., Series 2004-20, Class 5A1, 6.25%, 11/25/34	124,730
73,439	TBW Mortgage Backed Pass-Through Certificates, Series 2006-2, Class 7A1, 7.00%, 7/25/36	19,789
122,940	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%, 8/20/35(c)	86,653
712,000	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-3, Class 1CB5, 5.50%, 5/25/35	585,836
56,532	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A, 6.00%, 6/25/34	58,707
11,907	Washington Mutual MSC Mortgage, Series 2002-MS9, Class 2A2, 5.25%, 12/25/17	11,704
13,059	Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	13,177
100,045	Wells Fargo Mortgage Backed Securities Trust, Series 2004-7, Class 2A2, 5.00%, 7/25/19	104,089
225,000	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7, Class A48, 6.00%, 6/25/37	84,919
119,581	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	121,864
Total Mortgage Backed Securities		15,638,589

Corporate Bonds (24.7%)
Diversified Financial Services (2.5%)
750,000	Goldman Sachs Group, Inc., 6.25%, 9/1/17	832,204
Diversified Manufacturing Operations (2.5%)
750,000	General Electric Co., 5.25%, 12/6/17	841,353
Financial Services (10.6%)
500,000	American General Finance, 6.90%, 12/15/17	387,500
100,000	American International Group, Inc., 4.25%, 5/15/13(d)	100,125
100,000	Bank of America Corp., 6.50%, 8/1/16	111,720
100,000	BP Capital Markets PLC, 3.63%, 5/8/14	99,222
200,000	Citigroup, Inc., 5.13%, 5/5/14	210,747
545,000	General Electric Capital Corp., 5.45%, 1/15/13	591,472
500,000	I-Preferred Term Securities, 2.64%, 12/11/32, Continuously Callable @ 100(a)(c)	170,000

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Statements of Portfolio Investments, Continued
August 31, 2010

Principal
Amount	Security Description	Value
Corporate Bonds, continued:
Financial Services, continued:
$750,000	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23(d)	$750,000
250,000	Morgan Stanley, Series F, 4.00%, 7/30/20, Callable 7/30/13 @ 100, MTN(e)	249,407
250,000	Morgan Stanley, Series F, 6.00%, 4/28/15, GMTN	272,587
1,000,000	Preferred Term Securities IX, 2.33%, 4/3/33, Continuously Callable @ 100(a)(b)(c)	157,500
500,000	Preferred Term Securities XI, 2.14%, 9/24/33, Continuously Callable @ 100(a)(b)(c)	83,750
203,271	Preferred Term Securities XXIII, 0.00%, 12/22/36(a)(b)	61
324,000	Trains 10-2002, 6.59%, 1/15/12(c)(d)	335,713
		3,519,804
Insurance (0.6%)
175,000	MetLife, Inc., 6.75%, 6/1/16	207,769
Oil & Gas Exploration, Production and Services (1.1%)
300,000	Halliburton Co., 6.15%, 9/15/19	355,239
Security Brokers & Dealers (4.0%)
500,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	537,607
700,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17(f)	217
700,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	771,721
		1,309,545
Telecommunications (0.8%)
135,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/8/10 @ 101.27*	132,117
126,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/12/10 @ 101.37*	123,309
		255,426
Telecommunications-Services & Equipment (2.6%)
500,000	AT&T Mobility LLC, 6.50%, 12/15/11	535,404
250,000	Verizon Communications, 8.75%, 11/1/18	336,974
		872,378
Total Corporate Bonds		8,193,718

Taxable Municipal Bonds (5.1%)
Georgia (3.0%)
1,000,000	Atlanta & Fulton County Georgia Recreational Authority Revenue, Downtown Arena Project, 7.00%, 12/1/28, Callable 12/1/10 @ 100, Insured by: AGM*	1,002,200
Missouri (1.8%)
75,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, 7.50%, 10/1/39, Callable 10/1/19 @ 100*	79,055

Shares or
Principal
Amount	Security Description	Value
Taxable Municipal Bonds, continued:
Missouri, continued:
$465,000	Missouri State Housing Development Community Single Family Mortgage Revenue, 5.78%, 3/1/38, Callable 9/1/16 @ 100, Insured by: GNMA/FNMA/FHLMC*	$495,876
		574,931
Wisconsin (0.3%)
105,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 11/1/10 @ 100, Enhanced by: LOC*	105,375
Total Taxable Municipal Bonds		1,682,506

U.S. Government Agency Securities (6.7%)
	Fannie Mae
500,000	1.50%, 7/13/15,Callable 1/13/11 @ 100.00(e)*	501,823
	Fannie Mae Strips
500,000	5.56%, 11/15/16(g)	429,323
	Federal Home Loan Bank
500,000	1.00%, 6/30/15, Callable 6/30/11 @ 100(e)*	500,911
260,000	1.00%, 9/16/20, Callable 9/16/11 @ 100(e)*	259,480
	Freddie Mac
550,000	1.25%, 8/25/15,Callable 2/25/11 @ 100, MTN(e)*	550,405
Total U.S. Government Agency Securities		2,241,942

U.S. Treasury Obligations (11.0%)
	U.S. Treasury Notes
550,000	0.63%, 6/30/12	551,611
1,000,000	1.00%, 4/30/12	1,009,180
1,000,000	1.38%, 5/15/13	1,019,300
500,000	2.75%, 2/15/19	519,649
500,000	3.63%, 2/15/20	550,273
Total U.S. Treasury Obligations		3,650,013

Investments in Affiliates (6.2%)
2,067,728	Cavanal Hill Cash Management Fund, Institutional Class	2,067,728
Total Investments in Affiliates		2,067,728
Total Investments (Cost $39,166,457)(h)—102.5%		34,041,737
Liabilities in excess of other assets — (2.5)%		(840,390)
Net Assets — 100.0%		$33,201,347

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Statements of Portfolio Investments, Continued
August 31, 2010

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Issuer has deferred on the payment of interest.
(c)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2010. The date presented reflects the final maturity date.
(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(e)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2010.
(f)	Issuer has defaulted on the payment of interest.
(g)	Rate represents the effective yield at purchase.
(h) *	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements. Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGM	Assured Guaranty Municipal Corp.
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
GO	General Obligation
LOC	Letter of Credit
MTN	Medium Term Note
PO	Principal Only

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Statements of Portfolio Investments
August 31, 2010

Shares	Security Description	Value
Common Stocks (47.0%)
Aerospace/Defense (0.5%)
1,990	General Dynamics Corp.	$111,181
190	Lockheed Martin Corp.	13,209
4,005	Raytheon Co.	175,900
		300,290
Airlines (0.1%)
665	Alaska Air Group, Inc.(a)	29,413
515	Copa Holdings SA, Class A	25,122
		54,535
Apparel / Footwear (0.2%)
8,070	Foot Locker, Inc.	94,742
Apparel Manufacturers (0.7%)
2,335	Cherokee, Inc.	40,652
855	Coach, Inc.	30,643
880	Columbia Sportswear Co.	41,017
1,435	NIKE, Inc., Class B	100,450
911	The Warnaco Group, Inc.(a)	38,153
1,880	VF Corp.	132,766
		383,681
Auto Parts & Equipment (0.1%)
1,885	Johnson Controls, Inc.	50,009
2,225	The Goodyear Tire & Rubber Co.(a)	20,559
		70,568
Automotive Parts (0.4%)
6,900	Ford Motor Co.(a)	77,901
665	Navistar International Corp.(a)	27,850
3,180	Oshkosh Truck Corp.(a)	79,118
615	Wabco Holdings, Inc.(a)	21,685
		206,554
Banking (2.6%)
23,875	Bank of America Corp.	297,244
335	Bank of Hawaii Corp.	14,961
3,895	First Niagara Financial Group, Inc.	43,975
7,135	Hudson City Bancorp, Inc.	82,231
2,820	J.P. Morgan Chase & Co.	102,535
7,440	Marshall & Ilsley Corp.	48,732
7,678	Peoples United Financial, Inc.	97,664
4,120	PNC Financial Services Group	209,955
3,150	Simmons First National Corp., Class A	79,947
1,200	State Street Corp.	42,096
18,185	TrustCo Bank Corp. NY	96,744
7,075	U.S. Bancorp	147,160
3,050	Washington Federal, Inc.	43,524
5,160	Wells Fargo & Co.	121,518
2,500	Western Alliance Bancorp (a)	15,300
1,070	Wilmington Trust Corp.	9,416
3,850	Zions Bancorp	70,955
		1,523,957
Beverages (0.3%)
1,075	Diageo PLC ADR	70,413
1,895	PepsiCo, Inc.	121,621
		192,034
Biotechnology (0.1%)
1,407	Life Technologies Corp.(a)	60,177
Broadcasting/Cable (0.5%)
5,695	CBS Corp., Class B	78,705
11,280	Comcast Corp., Class A	193,113
		271,818

Shares	Security Description	Value
Common Stocks, continued:
Building Materials (0.3%)
550	Armstrong World Industries, Inc.(a)	$21,615
1,625	Nucor Corp.	59,767
1,245	USG Corp.(a)	15,152
1,385	Vulcan Materials Co.	50,913
		147,447
Business Equipment & Services (0.4%)
2,105	Accenture PLC, Class A	77,043
725	FTI Consulting, Inc.(a)	23,765
6,200	Pitney Bowes, Inc.	119,288
645	WESCO International, Inc.(a)	20,821
		240,917
Chemicals (0.6%)
1,270	Ashland, Inc.	59,004
2,520	E.I. du Pont de Nemours & Co.	102,741
5,960	Huntsman Corp.	54,296
800	Praxair, Inc.	68,824
1,050	RPM International, Inc.	17,745
565	The Lubrizol Corp.	52,720
320	The Mosaic Co.	18,771
		374,101
Commercial Services (0.3%)
1,120	Alliance Data Systems Corp.(a)	62,933
870	CoreLogic, Inc.	15,025
1,275	Jacobs Engineering Group, Inc.(a)	44,217
1,295	Lender Processing Services, Inc.	37,982
		160,157
Computer Software & Services (0.4%)
265	EMC Corp.(a)	4,834
1,375	Liberty Media Corp., Class A (a)	14,506
9,160	Microsoft Corp.	215,077
190	Oracle Corp.	4,157
		238,574
Computers & Peripherals (2.3%)
2,075	Apple Computer, Inc.(a)	504,994
8,640	Cisco Systems, Inc.(a)	173,232
5,145	Hewlett-Packard Co.	197,980
1,400	International Business Machines Corp.	172,522
6,125	NetApp, Inc.(a)	247,695
1,145	Teradata Corp.(a)	37,487
		1,333,910
Construction (0.4%)
3,885	D.R. Horton, Inc.	39,860
1,870	Fluor Corp.	83,514
4,650	Granite Construction, Inc.	102,346
765	URS Corp.(a)	27,288
		253,008
Consumer Products (1.0%)
3,315	Avon Products, Inc.	96,466
2,735	JAKKS Pacific, Inc.(a)	40,751
13,230	Mattel, Inc.	277,698
2,535	Pactiv Corp.(a)	81,323
355	Snap-on, Inc.	14,637
1,340	The Clorox Co.	86,859
		597,734
Diversified Financial Services (1.1%)
410	CME Group, Inc.	101,713
2,230	Jefferies Group, Inc.	50,197
3,400	The Goldman Sachs Group, Inc.	465,596
		617,506

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Statements of Portfolio Investments, Continued
August 31, 2010

Shares	Security Description	Value
Common Stocks, continued:
Diversified Manufacturing Operations (1.1%)
1,810	3M Co.	$142,175
125	Carlisle Cos., Inc.	3,506
610	Corning, Inc.	9,565
580	Crane Co.	19,662
2,260	Danaher Corp.	82,106
1,710	Eaton Corp.	118,811
5,510	General Electric Co.	79,785
1,035	Leggett & Platt, Inc.	19,841
4,260	Packaging Corp. of America	94,955
485	Parker Hannifin Corp.	28,693
1,405	Textron, Inc.	23,983
		623,082
Drugs Wholesale (0.1%)
2,230	AmerisourceBergen Corp.	60,834
Education (0.1%)
580	Apollo Group, Inc., Class A (a)	24,638
1,530	Career Education Corp.(a)	26,821
		51,459
Electric Integrated (1.9%)
2,165	Consolidated Edison, Inc.	102,902
7,840	Duke Energy Corp.	134,770
6,205	FirstEnergy Corp.	226,669
455	Integrys Energy Group, Inc.	22,045
2,605	Northwestern Corp.	73,253
2,610	Pepco Holdings, Inc.	46,849
4,760	Progress Energy, Inc.	204,251
7,325	Southern Co.	268,754
		1,079,493
Electrical Components & Equipment (0.3%)
1,620	GrafTech International Ltd.(a)	22,777
1,105	Illinois Tool Works, Inc.	45,592
4,240	Molex, Inc.	74,836
2,080	SunPower Corp., Class A (a)	22,485
		165,690
Electronic Components/Instruments (0.8%)
1,720	Amphenol Corp., Class A	70,038
3,710	Emerson Electric Co.	173,072
1,315	FLIR Systems, Inc.(a)	33,033
765	L-3 Communications Holdings, Inc.	50,949
1,305	Rambus, Inc.(a)	23,268
2,920	Thermo Fisher Scientific, Inc.(a)	122,990
		473,350
Engineering & Construction (0.1%)
2,370	KBR, Inc.	54,984
1,375	McDermott International, Inc.(a)	17,627
		72,611

Entertainment (0.3%)
2,355	DreamWorks Animation SKG, Inc.(a)	69,779
2,880	International Game Technology	42,048
2,205	Regal Entertainment Group, Class A	27,143
995	The Walt Disney Co.	32,427
		171,397

Finance-Investment Bank/Brokerage (0.1%)
4,035	Invesco Ltd.	73,034
125	TD Ameritrade Holding Corp.(a)	1,826
		74,860

Shares	Security Description	Value
Common Stocks, continued:
Financial Services (1.8%)
3,070	Ameriprise Financial, Inc.	$133,791
2,635	Broadridge Financial Solutions, Inc.	56,257
1,060	Coinstar, Inc.(a)	46,110
8,105	Discover Financial Services	117,604
850	Eaton Vance Corp.	22,091
2,330	Fidelity National Information Services, Inc.	60,207
1,005	First Cash Financial Services, Inc.(a)	23,979
605	IntercontinentalExchange, Inc.(a)	57,814
795	Investment Technology Group, Inc.(a)	10,566
2,200	Janus Capital Group, Inc.	19,976
2,850	Morgan Stanley	70,366
3,720	Ocwen Financial Corp.(a)	33,815
2,470	Raymond James Financial, Inc.	57,008
1,090	Royal Gold, Inc.	53,486
2,880	T. Rowe Price Group, Inc.	126,086
2,110	Visa, Inc.	145,548
		1,034,704
Food Products & Services (0.8%)
4,695	Archer-Daniels-Midland Co.	144,512
1,455	Flowers Foods, Inc.	37,597
582	Ralcorp Holdings, Inc.(a)	34,716
3,622	Safeway, Inc.	68,094
7,440	Sysco Corp.	204,526
		489,445
Food-Miscellaneous/Diversified (0.4%)
4,990	H.J. Heinz Co.	230,738
Forest Products & Paper (0.0%)
700	Plum Creek Timber Co., Inc.	24,129
Health Care (0.7%)
765	Cigna Corp.	24,649
1,360	Community Health Systems, Inc.(a)	35,455
965	Coventry Health Care, Inc.(a)	18,673
6,105	Health Management Associates, Inc.(a)	38,156
4,205	Humana, Inc.(a)	200,957
65	McKesson Corp.	3,773
2,750	UnitedHealth Group, Inc.	87,230
		408,893
Healthcare-Services (0.3%)
1,725	Alere, Inc.(a)	48,248
1,145	Brookdale Senior Living, Inc.(a)	15,343
4,805	NutriSystem, Inc.	84,376
		147,967
Holding Companies (0.1%)
1,780	Impala Platinum Holdings Ltd. ADR	41,652
Hotels (0.1%)
1,020	Boyd Gaming Corp.(a)	7,079
275	MGM Resorts International (a)	2,478
3,941	Orient-Express Hotels Ltd.(a)	34,050
635	Starwood Hotels & Resorts Worldwide, Inc.	29,673
		73,280
Insurance (1.5%)
505	Allied World Assurance Co. Holdings Ltd.	25,437
445	Arch Capital Group, Ltd.(a)	35,511
1,015	Arthur J. Gallagher & Co.	25,223
1,280	Aspen Insurance Holdings Ltd.	36,352
1,400	Assurant, Inc.	51,184

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Statements of Portfolio Investments, Continued
August 31, 2010

Shares	Security Description	Value
Common Stocks, continued:
Insurance, continued:
85	Axis Capital Holdings Ltd.	$2,625
1,860	Cincinnati Financial Corp.	49,625
1,280	Endurance Specialty Holdings Ltd.	47,155
2,300	Lincoln National Corp.	53,728
1,935	Marsh & McLennan Cos., Inc.	45,898
935	PartnerRe Ltd.	69,611
1,025	Protective Life Corp.	19,147
845	Prudential Financial, Inc.	42,731
335	RenaissanceRe Holdings Ltd.	19,025
920	The Chubb Corp.	50,710
2,650	The Travelers Cos., Inc.	129,797
910	Validus Holdings Ltd.	23,178
3,010	Willis Group Holdings PLC	87,531
2,800	XL Group PLC	50,148
		864,616
Internet (0.9%)
6,313	eBay, Inc.(a)	146,714
390	F5 Networks, Inc.(a)	34,098
522	Google, Inc., Class A (a)	234,910
1,670	IAC/InterActiveCorp (a)	41,399
900	Sohu.com, Inc.(a)	43,650
		500,771
Investment Companies (0.3%)
1,100	BlackRock, Inc.	156,145
Machinery & Equipment (0.4%)
687	Babcock & Wilcox Co.(a)	15,389
780	Joy Global, Inc.	44,257
490	Roper Industries, Inc.	28,459
1,485	United Technologies Corp.	96,837
210	W.W. Grainger, Inc.	22,216
		207,158
Machinery-Diversified (0.4%)
2,965	Pall Corp.	101,374
2,370	Teleflex, Inc.	113,902
		215,276
Media (0.1%)
345	Thomson Reuters Corp.	12,006
835	Time Warner, Inc.	25,033
		37,039
Medical Equipment & Supplies (0.8%)
1,250	Becton, Dickinson & Co.	85,238
670	Haemonetics Corp.(a)	34,894
2,405	Hologic, Inc.(a)	34,127
4,125	Johnson & Johnson	235,207
1,435	PerkinElmer, Inc.	30,149
1,580	Stryker Corp.	68,240
		487,855
Medical-Biotechnology (0.0%)
850	Pharmaceutical Product Development, Inc.	19,525
Metals (0.1%)
1,007	Allegheny Technologies, Inc.	41,005
515	Cliffs Natural Resources, Inc.	31,513
		72,518
Metals-Processing & Fabrication (0.8%)
6,955	AK Steel Holding Corp.	88,607
7,386	Alcoa, Inc.	75,411
3,723	Century Aluminum Co.(a)	37,230

Shares	Security Description	Value
Common Stocks, continued:
Metals-Processing & Fabrication, continued:
7,390	Commercial Metals Co.	$96,292
995	Freeport-McMoran Copper & Gold, Inc.	71,620
905	General Cable Corp.(a)	20,136
605	Reliance Steel & Aluminum Co.	22,536
915	Shaw Group, Inc.(a)	29,646
		441,478
Oil & Gas (0.0%)
1,525	Seahawk Drilling, Inc.(a)	10,980
Oil & Gas Exploration, Production and Services (1.7%)
1,150	Apache Corp.	103,327
2,820	Baker Hughes, Inc.	105,976
1,795	Cameron International Corp.(a)	66,020
3,085	Chesapeake Energy Corp.	63,798
1,630	Devon Energy Corp.	98,256
1,280	Forest Oil Corp.(a)	33,434
2,180	Halliburton Co.	61,498
1,250	Helmerich & Payne, Inc.	46,300
1,060	Murphy Oil Corp.	56,774
1,470	Noble Corp.	45,746
4,780	Patterson-UTI Energy, Inc.	70,553
1,695	Sasol ADR	63,901
4,005	Southwestern Energy Co.(a)	131,043
1,090	Ultra Petroleum Corp.(a)	42,521
1,080	Valero Energy Corp.	17,032
		1,006,179
Oil-Integrated Companies (2.5%)
3,220	Chevron Corp.	238,795
5,845	ConocoPhillips	306,453
4,935	Exxon Mobil Corp.	291,954
7,840	Marathon Oil Corp.	239,042
1,645	Occidental Petroleum Corp.	120,217
3,240	Sunoco, Inc.	109,123
3,406	Total SA ADR	158,890
		1,464,474
Paper Products (0.7%)
2,035	International Paper Co.	41,636
5,415	Kimberly-Clark Corp.	348,726
845	Temple-Inland, Inc.	13,461
		403,823
Pharmaceuticals (2.0%)
2,010	Abbott Laboratories	99,173
200	Alcon, Inc.	32,440
215	Amgen, Inc.(a)	10,974
7,682	Bristol-Myers Squibb Co.	200,347
885	Cephalon, Inc.(a)	50,100
1,220	Charles River Laboratories International, Inc.(a)	34,465
2,995	Eli Lilly & Co.	100,512
1,105	Endo Pharmaceuticals Holdings, Inc.(a)	30,023
1,655	Genzyme Corp.(a)	116,032
6,508	Merck & Co., Inc.	228,821
2,720	Mylan, Inc.(a)	46,675
870	Perrigo Co.	49,581
5,408	Pfizer, Inc.	86,149
2,720	Roche Holding AG ADR	92,290
		1,177,582
Pipelines (1.0%)
1,720	Magellan Midstream Partners LP	83,351
1,110	ONEOK Partners LP	76,368

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Statements of Portfolio Investments, Continued
August 31, 2010

Shares	Security Description	Value
Common Stocks, continued:
Pipelines, continued:
690	ONEOK, Inc.	$29,608
12,180	Spectra Energy Corp.	247,741
7,780	The Williams Cos., Inc.	141,052
		578,120
Printing & Publishing (0.2%)
3,310	Gannett Co., Inc.	40,018
75	John Wiley & Sons, Inc., Class A	2,669
2,620	The McGraw-Hill Cos., Inc.	72,443
		115,130
Real Estate Investment Trusts (1.5%)
1,880	American Campus Communities, Inc.	56,005
7,210	Annaly Capital Management, Inc.	125,310
1,410	Camden Property Trust	64,522
1,533	CommonWealth REIT	36,976
2,655	Duke Realty Corp.	29,763
635	HCP, Inc.	22,365
1,160	Health Care REIT, Inc.	53,290
1,850	Hospitality Properties Trust	36,167
595	Liberty Property Trust	18,070
1,210	Mack-Cali Realty Corp.	37,328
7,895	MFA Financial, Inc.	58,186
470	ProLogis	5,100
655	Public Storage	64,203
8,910	Redwood Trust, Inc.	123,047
3,360	Sovran Self Storage, Inc.	126,907
1,325	Weingarten Realty Investors	26,739
		883,978
Rental-Retail (0.0%)
1,732	Aaron’s, Inc.	28,214
Restaurants (0.7%)
3,285	Darden Restaurants, Inc.	135,539
3,320	Domino’s Pizza, Inc.(a)	42,562
1,520	Jack In the Box, Inc.(a)	30,674
1,195	McDonald’s Corp.	87,307
460	Panera Bread Co., Class A (a)	36,772
1,605	Yum! Brands, Inc.	66,929
		399,783
Retail (2.9%)
1,690	Aeropostale, Inc.(a)	35,997
950	America’s Car-Mart, Inc.(a)	23,750
9,235	American Eagle Outfitters, Inc.	116,730
4,885	Barnes & Noble, Inc.	73,959
3,640	Best Buy Co., Inc.	114,260
2,140	Big Lots, Inc.(a)	66,896
1,730	BJ’s Wholesale Club, Inc.(a)	72,591
1,325	Cash America International, Inc.	40,585
5,675	CVS Corp.	153,225
3,819	Dollar Tree, Inc.(a)	173,115
9,770	Fred’s Inc., Class A	107,665
1,655	GameStop Corp., Class A (a)	29,674
2,625	Kohl’s Corp.(a)	123,322
4,475	Lithia Motors, Inc., Class A	34,189
3,590	Nordstrom, Inc.	103,823
3,955	Penske Automotive Group, Inc.(a)	47,500
6,530	SUPERVALU, Inc.	63,472
1,640	Target Corp.	83,902
5,125	The Gap, Inc.	86,561
3,090	Wal-Mart Stores, Inc.	154,933
		1,706,149

Shares	Security Description	Value
Common Stocks, continued:
Savings & Loans (0.4%)
15,175	New York Community Bancorp, Inc.	$241,131
Semiconductors (1.9%)
325	Altera Corp.	8,018
3,680	Applied Materials, Inc.	38,235
17,345	Intel Corp.	307,354
3,415	Intersil Corp.	34,133
1,005	Linear Technology Corp.	28,793
2,115	Marvell Technology Group Ltd.(a)	33,713
5,555	Maxim Integrated Products, Inc.	88,158
4,355	Microchip Technology, Inc.	120,590
2,335	National Semiconductor Corp.	29,444
27,885	ON Semiconductor Corp.(a)	172,329
3,730	SanDisk Corp.(a)	123,985
2,565	Texas Instruments, Inc.	59,072
2,925	Xilinx, Inc.	70,639
		1,114,463
Software (0.1%)
3,410	CA, Inc.	61,414
Technology (0.1%)
604	Waters Corp.(a)	36,554
Telecommunications (1.4%)
1,085	ADTRAN, Inc.	34,102
5,940	AT&T, Inc.	160,558
7,675	CenturyTel, Inc.	277,528
800	DISH Network Corp.	14,360
695	Liberty Global, Inc., Class A (a)	19,126
3,295	Motorola, Inc.(a)	24,811
880	NII Holdings, Inc.(a)	31,900
21,210	Sprint Nextel Corp.(a)	86,537
2,650	Telus Corp.	104,172
5,680	Windstream Corp.	65,519
		818,613
Telecommunications-Services & Equipment (0.5%)
460	Dolby Laboratories, Inc.(a)	25,493
6,640	QUALCOMM, Inc.	254,379
		279,872
Tobacco & Tobacco Products (1.4%)
12,820	Altria Group, Inc.	286,142
2,310	Lorillard, Inc.	175,583
2,270	Philip Morris International, Inc.	116,769
3,750	Reynolds American, Inc.	204,525
		783,019
Transportation (0.2%)
390	Alexander & Baldwin, Inc.	13,198
465	C.H. Robinson Worldwide, Inc.	30,220
605	Ryder System, Inc.	23,214
860	Tidewater, Inc.	34,469
		101,101
Transportation & Shipping (0.8%)
2,395	Arkansas Best Corp.	49,385
1,085	Con-way, Inc.	28,438
1,240	FedEx Corp.	96,782
2,605	Frontline Ltd.	69,032
1,484	GulfMark Offshore, Inc., Class A (a)	40,009
1,095	Kirby Corp.(a)	40,329
975	Norfolk Southern Corp.	52,338
3,225	Southwest Airlines Co.	35,636
645	United Parcel Service, Inc., Class B	41,151
		453,100

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Statements of Portfolio Investments, Continued
August 31, 2010

Shares or
Principal
Amount	Security Description	Value
Common Stocks, continued:
Trucking & Leasing (0.0%)
410	GATX Corp.	$11,193
Utilities-Electric (0.2%)
3,790	Ameren Corp.	106,385
30	ITC Holdings Corp.	1,739
		108,124
Utilities-Natural Gas (0.0%)
500	Southern Union Co.	11,250

Waste Disposal (0.2%)
2,905	Republic Services, Inc.	85,494
930	Waste Management, Inc.	30,774
		116,268
Total Common Stocks		27,258,189

Asset Backed Securities (0.3%)
$ 11,731	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(b)	11,634
14,096	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(b)	13,061
86,861	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.99%, 9/25/33(c)	33,257
119,398	Residential Funding Mortgage Securities, Series 2004-HI1, Class A5, 5.18%, 4/25/29(c)	111,115
273,769	Taberna Preferred Funding Ltd., Series 2006-5A, Class A3, 1.88%, 8/5/36(b)(c)(d)	1,369
Total Asset Backed Securities		170,436

Mortgage Backed Securities (18.1%)
350,000	American Home Mortgage Investment Trust, Series 2005-2, Class 5A4C, 5.41%, 9/25/35(c)	290,279
363,043	Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.50%, 11/25/35	334,628
317,382	Bank of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.00%, 11/25/34	320,837
100,000	Bank of America Funding Corp., Series 2003-3, Class 1A4, 5.50%, 10/25/33	103,724
89,081	Bank of America Funding Corp., Series 2003-3, Class 1A33, 5.50%, 10/25/33	90,853
100,000	Bank of America Funding Corp., Series 2006-4, Class A14, 6.00%, 7/25/36	65,300
172,574	Bank of America Funding Corp., Series 2005-3, Class 1A17, 7.50%, 6/25/35	170,000
150,779	Bank of America Mortgage Securities, Series 2004-4, Class 3A1, 5.00%, 5/25/19	155,211
24,220	Bank of America Mortgage Securities, Series 2003-9, Class 1A7, 5.50%, 12/25/33	23,991
50,000	Bank of America Mortgage Securities, Series 2004-4, Class 2A2, 5.50%, 5/25/34	51,093

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$ 54,460	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A2, 3.10%, 9/25/34(c)	$20,757
564,819	Bear Stearns Alternative-A Trust, Series 2007-2, Class 2A1, 5.08%, 4/25/37 (c)	347,984
236,410	Chase Mortgage Finance Corp., Series 2003-S11, Class 3A1, 5.50%, 10/25/33	245,869
133,458	Chase Mortgage Finance Corp., Series 2007-A2, Class 7A1, 5.86%, 7/25/37(c)	128,927
267,992	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37	174,525
132,443	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 5.11%, 5/25/35(c)	116,845
410,545	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A2, 6.50%, 7/25/34	395,415
10,338	Countrywide Alternative Loan Trust, Series 2004-2CB, Class 1A1, 4.25%, 3/25/34	10,362
44,350	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	45,696
62,000	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A9, 5.00%, 8/25/33	49,023
148,000	Countrywide Alternative Loan Trust, Series 2003-15T2, Class A10, 5.00%, 8/25/33	121,327
121,084	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A4, 5.50%, 8/25/34	118,105
73,838	Countrywide Alternative Loan Trust, Series 2005-J8, Class 1A6, 5.50%, 7/25/35	36,255
67,000	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A4, 5.50%, 11/25/35	37,599
358,219	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	235,178
39,000	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 2A4, 6.00%, 1/25/37	20,278
26,533	Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34	25,535
170,244	Countrywide Home Loans, Series 2005-22, Class 2A1, 5.02%, 11/25/35(c)	126,368
17,410	Countrywide Home Loans, Series 2003-20, Class 1A14, 5.50%, 7/25/33	16,523
110,000	Countrywide Home Loans, Series 2003-44, Class A5, 5.50%, 10/25/33	108,175
147,326	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35	116,892
265,801	Countrywide Home Loans, Series 2005-12, Class 2A9, 5.50%, 5/25/35	253,712
214,118	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37	176,056

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Statements of Portfolio Investments, Continued
August 31, 2010

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$ 11,692	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	$11,681
42,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 2A1, 5.50%, 2/25/35	28,982
494,506	Credit Suisse Mortgage Capital Certificates, Series 2009-8R, Class 5A1, 5.98%, 5/26/37(c)(e)	508,286
78,053	Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 3A1, 6.50%, 3/25/36	55,836
250,000	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.27%, 6/25/36(c)	161,705
233,749	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 4.82%, 10/25/33(c)	219,613
64,505	Fannie Mae, Series 2003-19, Class ME, 4.00%, 1/25/33	67,980
207,222	Fannie Mae, 4.50%, 4/1/35, Pool #814522	219,050
8,104	Fannie Mae, 5.00%, 3/1/18, Pool #681351	8,675
10,947	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	11,183
7,093	Fannie Mae, Series 1999-18, Class A, 5.50%, 10/18/27	7,106
200,042	Fannie Mae, 5.50%, 10/1/35, Pool #838584	215,252
21,799	Fannie Mae, 6.00%, 5/1/35, Pool #357778	23,627
27,000	Fannie Mae, Series 1999-18, Class LL, 6.50%, 4/18/29	30,331
135,191	Fannie Mae Grantor Trust, Series 2002-T6, Class A1, 3.31%, 2/25/32	139,399
118,965	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	116,327
120,489	First Horizon Mortgage Pass-Through Trust, Series 2007-AR2, Class 1A3, 5.79%, 8/25/37(c)	27,198
27,219	Freddie Mac, 2.47%, 6/1/28, Pool #605508(c)	28,316
140,476	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	142,485
18,523	Freddie Mac, Series 2543, Class BC, 4.75%, 11/15/21	18,821
14,141	Freddie Mac, 5.00%, 5/1/18, Pool #E96372	15,137
12,251	Freddie Mac, 5.00%, 9/1/18, Pool #E99582	13,114
38,668	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	40,835
9,845	Freddie Mac, Series 2579, Class KJ, 5.50%, 3/15/33	9,873
15,233	Freddie Mac, 5.50%, 1/1/35, Pool #A30935	16,398
11,740	Freddie Mac, Series 2378, Class CB, 6.00%, 11/15/31	12,867

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$ 1,834	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	$1,917
40,990	Freddie Mac, Series 2302, Class J, 6.50%, 4/15/31	43,346
178,140	Freddie Mac, Series 1443, Class I, 7.50%, 12/15/22	208,730
4,534	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	4,969
52,689	Government National Mortgage Assoc., 6.31%, 3/20/33, Pool #612258	58,240
7,101	Government National Mortgage Assoc., 7.00%, 1/15/26, Pool #421420	8,097
35,165	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	40,208
23,281	GSR Mortgage Loan Trust, Series 2003-3F, Class 1A2, 5.00%, 4/25/33	23,212
168,990	GSR Mortgage Loan Trust, 5.50%, 3/25/35	168,804
24,315	GSR Mortgage Loan Trust, Series 2006-10F, Class 5A1, 6.00%, 1/25/27	23,592
214,870	JPMorgan ReRemic, Series 2009-7, Class 5A1, 6.00%, 2/27/37(c)(e)	215,610
311,813	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 1/25/36	284,243
26,256	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	25,564
216,127	Master Alternative Loans Trust, Series 2004-8, Class 5A1, 6.00%, 9/25/34	219,813
165,051	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	170,588
20,869	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	21,365
80,617	Master Asset Securitization Trust, Series 2003-8, Class 1A1, 5.50%, 9/25/33	81,839
663,733	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35(c)	531,824
156,507	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35(c)	103,370
235,000	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36(c)	131,281
78,870	Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19	74,173
47,109	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	26,959
92,279	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A7, 7.00%, 11/25/31	93,636
29,757	Residential Asset Securitization Trust, Series 2003-A6, Class A1, 4.50%, 7/25/33	29,351
199,599	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	158,088
100,171	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	84,346
294,347	Structured Asset Securities Corp., Series 2005-3, Class 1A8, 5.75%, 3/25/35	245,786

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Statements of Portfolio Investments, Continued
August 31, 2010

Principal
Amount	Security Description	Value
Mortgage Backed Securities, continued:
$13,035	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	$12,877
214,705	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5, Class B14, 5.50%, 7/25/35	195,487
70,941	Wells Fargo Mortgage Backed Securities Trust, Series 2004-7, Class 2A2, 5.00%, 7/25/19	73,809
350,000	Wells Fargo Mortgage Backed Securities Trust, Series 2007-9, Class 1A5, 5.50%, 7/25/37	334,628
128,539	Wells Fargo Mortgage Backed Securities Trust, Series 2006-11, Class A8, 6.00%, 9/25/36	115,346
Total Mortgage Backed Securities		10,494,497

Corporate Bonds (10.4%)
Aerospace/Defense (0.9%)
500,000	Boeing Capital Corp., 6.50%, 2/15/12	541,061
Diversified Financial Services (1.9%)
250,000	Charles Schwab Corp., 4.95%, 6/1/14	276,035
750,000	Goldman Sachs Group, Inc., 6.25%, 9/1/17	832,204
		1,108,239
Diversified Manufacturing Operations (0.7%)
375,000	General Electric Co., 5.25%, 12/6/17	420,676
Financial Services (4.0%)
150,000	American General Finance, 6.90%, 12/15/17	116,250
750,000	Bank of America Corp., 6.50%, 8/1/16	837,900
125,000	BP Capital Markets PLC, 3.63%, 5/8/14	124,028
250,000	Citigroup, Inc., 5.50%, 4/11/13	265,434
375,000	Citigroup, Inc., 5.85%, 7/2/13	401,650
250,000	Morgan Stanley, Series F, 4.00%, 7/30/20, Callable 7/30/13 @ 100, MTN(f)*	249,407
200,000	Morgan Stanley, Series F, 6.00%, 4/28/15, GMTN	218,070
194,797	Preferred Term Securities XX, 0.99%, 3/22/38, Callable 12/22/10 @ 100(c)(e)*	74,023
121,963	Preferred Term Securities XXIII, 0.00%, 12/22/36(b)(d)	37
257,369	Regional Diversified Funding, 1.82%, 1/25/36(b)(c)(d)	1,621
		2,288,420
Insurance (0.5%)
250,000	Jackson National Life Global, 5.38%, 5/8/13(e)	269,281
Oil & Gas Exploration, Production and Services (0.5%)
250,000	Halliburton Co., 6.15%, 9/15/19	296,033
Real Estate Investment Trusts (0.4%)
200,000	Arden Realty LP, 5.25%, 3/1/15	215,821
Retail (0.5%)
250,000	Wal-Mart Stores, Inc., 7.25%, 6/1/13	292,110
Security Brokers & Dealers (0.4%)
200,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	215,043
350,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17(g)	109
		215,152

Shares or
Principal
Amount	Security Description	Value
Corporate Bonds, continued:
Telecommunications (0.6%)
$250,000	AT&T, Inc., 6.25%, 3/15/11	$257,422
100,000	Southwestern Bell Telephone Co., 6.29%, 9/29/10	100,411
		357,833
Total Corporate Bonds		6,004,626

Taxable Municipal Bonds (0.5%)
Illinois (0.3%)
150,000	Northern Illinois Municipal Power Agency Power Project Revenue, 6.29%, 1/1/21, Callable 1/1/19 @ 100*	160,650
Missouri (0.2%)
100,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, 7.50%, 10/1/39, Callable 10/1/19 @ 100*	105,407
Total Taxable Municipal Bonds		266,057

U.S. Government Agency Securities (5.0%)
	Fannie Mae
500,000	1.50%, 7/13/15, Callable 1/13/11 @ 100.00(f)*	501,823
500,000	2.00%, 5/5/15, Callable 11/5/10 @ 100(f)*	501,338
500,000	5.00%, 2/13/17	586,126
300,000	Fannie Mae Strips, 5.56%, 11/15/16(h)	257,594
	Freddie Mac
300,000	1.25%, 8/25/15, Callable 2/25/11 @ 100, MTN(f)*	300,221
600,000	2.50%, 1/7/14	628,554
125,000	5.00%, 6/15/28	130,313
Total U.S. Government Agency Securities		2,905,969

U.S. Treasury Obligations (8.1%)
	U.S. Treasury Notes
1,000,000	1.00%, 4/30/12	1,009,180
400,000	1.38%, 3/15/13	407,688
810,000	2.75%, 2/15/19	841,831
400,000	3.63%, 2/15/20	440,219
1,000,000	4.50%, 11/15/15	1,158,594
750,000	4.50%, 2/15/16	868,652
Total U.S. Treasury Obligations		4,726,164

Investment Companies (8.9%)
9,950	iShares MSCI Australia Index Fund	209,746
51,382	iShares MSCI EAFE Index Fund	2,566,531
36,653	iShares MSCI Emerging Markets Index	1,468,686
5,330	iShares Russell 2000 Index Fund	321,239
5,750	iShares S&P 500 Index Fund	608,062
Total Investment Companies		5,174,264

Investments in Affiliates (1.3%)
782,517	Cavanal Hill Cash Management Fund, Institutional Class	782,517
Total Investments in Affiliates		782,517

Total Investments (Cost $56,218,013)(i)—99.6%		57,782,719
Other assets in excess of liabilities — 0.4%		235,219
Net Assets — 100.0%		$58,017,938

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Statements of Portfolio Investments, Concluded
August 31, 2010

(a)	Non-income producing security.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2010. The date presented reflects the final maturity date.
(d)	Issuer has deferred on the payment of interest.
(e)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2010.
(g)	Issuer has defaulted on the payment of interest.
(h)	Rate represents the effective yield at purchase.
(i)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

ADR	American Depositary Receipt
GMTN	Global Medium Term Note
MTN	Medium Term Note
REIT	Real Estate Investment Trust

See notes to financial statements.

CAVANAL HILL FUNDS
U.S. Large Cap Equity Fund

Statements of Portfolio Investments
August 31, 2010

Shares	Security Description	Value
Common Stocks (92.7%)
Apparel Manufacturers (1.7%)
7,670	NIKE, Inc., Class B	$536,900
Automotive Parts (1.0%)
28,205	Ford Motor Co.(a)	318,434
Banking (5.8%)
76,271	Bank of America Corp.	949,574
7,258	PNC Financial Services Group	369,868
22,317	U.S. Bancorp	464,193
		1,783,635
Beverages (1.9%)
9,044	PepsiCo, Inc.	580,444
Business Equipment & Services (1.2%)
10,408	Accenture PLC, Class A	380,933
Chemicals (1.1%)
3,870	Praxair, Inc.	332,936
Computers & Peripherals (12.2%)
7,107	Apple Computer, Inc.(a)	1,729,631
43,691	Cisco Systems, Inc.(a)	876,005
15,548	Hewlett-Packard Co.	598,287
13,992	NetApp, Inc.(a)	565,836
		3,769,759
Consumer Products (2.1%)
10,524	Avon Products, Inc.	306,249
16,473	Mattel, Inc.	345,768
		652,017
Diversified Financial Services (3.7%)
8,305	The Goldman Sachs Group, Inc.	1,137,287
Diversified Manufacturing Operations (1.3%)
11,163	Danaher Corp.	405,552
Electric Integrated (1.5%)
12,673	FirstEnergy Corp.	462,945
Electronic Components/Instruments (3.9%)
10,514	Emerson Electric Co.	490,478
3,745	L-3 Communications Holdings, Inc.	249,417
11,350	Thermo Fisher Scientific, Inc.(a)	478,062
		1,217,957
Financial Services (3.6%)
17,686	Discover Financial Services	256,624
9,971	T. Rowe Price Group, Inc.	436,530
6,276	Visa, Inc.	432,919
		1,126,073
Food Products & Services (2.9%)
14,631	Archer-Daniels-Midland Co.	450,342
16,700	Sysco Corp.	459,083
		909,425
Food-Miscellaneous/Diversified (1.5%)
9,966	H.J. Heinz Co.	460,828
Insurance (0.8%)
11,194	Lincoln National Corp.	261,492
Internet (4.6%)
22,198	eBay, Inc.(a)	515,881
2,002	Google, Inc., Class A(a)	900,940
		1,416,821
Machinery & Equipment (1.5%)
7,177	United Technologies Corp.	468,012

Shares	Security Description	Value
Common Stocks, continued:
Medical Equipment & Supplies (2.6%)
7,097	Becton, Dickinson & Co.	$483,944
7,806	Stryker Corp.	337,141
		821,085
Metals-Processing & Fabrication (1.2%)
37,227	Alcoa, Inc.	380,088
Oil & Gas Exploration, Production and Services (9.9%)
5,461	Apache Corp.	490,671
14,244	Baker Hughes, Inc.	535,289
8,732	Cameron International Corp.(a)	321,163
14,767	Chesapeake Energy Corp.	305,382
7,942	Devon Energy Corp.	478,744
11,048	Halliburton Co.	311,664
7,016	Noble Corp.	218,338
12,125	Southwestern Energy Co.(a)	396,730
		3,057,981
Oil-Integrated Companies (2.2%)
4,444	Exxon Mobil Corp.	262,907
8,954	Total SA ADR	417,704
		680,611
Paper Products (1.2%)
5,541	Kimberly-Clark Corp.	356,840
Pharmaceuticals (2.6%)
8,949	Bristol-Myers Squibb Co.	233,390
8,110	Genzyme Corp.(a)	568,592
		801,982
Pipelines (1.3%)
22,923	The Williams Cos., Inc.	415,594
Restaurants (1.4%)
5,929	McDonald’s Corp.	433,173
Retail (7.8%)
21,340	Barnes & Noble, Inc.	323,088
18,393	Best Buy Co., Inc.	577,356
23,373	CVS Corp.	631,071
12,970	Kohl’s Corp.(a)	609,330
9,640	Nordstrom, Inc.	278,789
		2,419,634
Semiconductors (2.7%)
30,908	Intel Corp.	547,690
12,588	Texas Instruments, Inc.	289,901
		837,591
Telecommunications (1.4%)
103,370	Sprint Nextel Corp.(a)	421,750
Telecommunications-Services & Equipment (2.4%)
19,518	QUALCOMM, Inc.	747,735
Transportation & Shipping (2.3%)
5,944	FedEx Corp.	463,929
4,671	Norfolk Southern Corp.	250,739
		714,668
Waste Disposal (1.4%)
14,324	Republic Services, Inc.	421,555
Total Common Stocks		28,731,737

See notes to financial statements.

CAVANAL HILL FUNDS
U.S. Large Cap Equity Fund

Statements of Portfolio Investments, Concluded
August 31, 2010

Shares	Security Description	Value
Investment Company (1.8%)
4,769	ProShares UltraPro S&P 500	$567,750
Total Investment Company		567,750

Investments in Affiliates (5.1%)
1,582,533	Cavanal Hill Cash Management Fund, Institutional Class	1,582,533
Total Investments in Affiliates		1,582,533

Total Investments (Cost $30,385,938)(b)—99.6%		30,882,020
Other assets in excess of liabilities — 0.4%		132,918
Net Assets — 100.0%		$31,014,938

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

ADR	American Depositary Receipt

See notes to financial statements.

CAVANAL HILL FUNDS

Notes to Financial Statements
August 31, 2010

1.	Organization:

The Cavanal Hill Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end investment company. As of August 31, 2010, the Trust offered shares of the U.S. Treasury Fund, the Cash Management Fund, the Tax-Free Money Market Fund (each referred to as a “Money Market Fund,” and collectively the “Money Market Funds”), the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, and the U.S. Large Cap Equity Fund, (each referred to as a “Fund” and collectively the “Funds”). The Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund and the U.S. Large Cap Equity Fund are each authorized to issue an unlimited number of shares in two classes of shares: No-Load Investor Shares (the “Investor Shares”) and Institutional Shares. The Money Market Funds are each authorized to issue an unlimited number of shares in five classes of shares: Administrative Shares, Institutional Shares, Select Shares, Service Shares and Premier Shares. As of August 31, 2010, the Select Shares of the U.S. Treasury Fund and the Cash Management Fund, and the Premier Shares of the Money Market Funds were not yet offered for sale. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (12b-1) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fair Value Measurements:

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical assets.

• Level 2 – other observable significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a significant decrease in the volume or level of activity or have identified circumstances that indicate that a transaction is not orderly. In cases where market prices for portfolio securities are not readily available or in cases when prices provided by pricing services are believed not to reflect current value, a Pricing Committee established by the Board of Trustees (the “Board”) determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. Examples of the types of securities that may be fair valued include thinly traded or illiquid securities, high-yield securities, and fixed-income securities held in amounts less than their normal unit of trading.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2010

The following is a summary categorization, as of August 31, 2010, of each Fund’s investments based on the inputs utilized in determining the value of such investment:

			Level 3 –
		Level 2 –	Significant
	Level 1 –	Other Significant	Unobservable
Fund	Quoted Prices	Observable Inputs	Inputs	Total
U.S. Treasury Fund
Corporate Bonds[1]	$—	$129,820,955	$—	$129,820,955
U.S. Treasury Obligations	—	105,046,459	—	105,046,459
Repurchase Agreements	—	532,397,068	—	532,397,068
Total Investments	—	767,264,482	—	767,264,482

Cash Management Fund
Certificates of Deposit[1]	—	85,000,258	—	85,000,258
Commercial Paper[1]	—	228,838,086	—	228,838,086
Corporate Bonds[1]	—	77,357,220	—	77,357,220
U.S. Government Agency Securities	—	95,000,000	—	95,000,000
Repurchase Agreements	—	434,056,218	—	434,056,218
Total Investments	—	920,251,782	—	920,251,782

Tax-Free Money Market Fund
Municipal Bonds[2]	—	364,914,462	—	364,914,462
Commercial Paper[2]	—	45,995,000	—	45,995,000
Investment Companies	8,007,417	—	—	8,007,417
Total Investments	8,007,417	410,909,462	—	418,916,879

Intermediate Tax-Free Bond Fund
Municipal Bonds[2]	—	35,256,112	—	35,256,112
Investments in Affiliates	2,338,433	—	—	2,338,433
Total Investments	2,338,433	35,256,112	—	37,594,545

Short-Term Income Fund
Asset Backed Securities	—	3,036,096	—	3,036,096
Mortgage Backed Securities	—	32,036,093	—	32,036,093
Corporate Bonds[1]	—	10,642,609	—	10,642,609
U.S. Government Agency Securities	—	5,924,369	—	5,924,369
U.S. Treasury Obligations	—	11,338,085	—	11,338,085
Investments in Affiliates	9,156,502	—	—	9,156,502
Total Investments	9,156,502	62,977,252	—	72,133,754

Intermediate Bond Fund
Asset Backed Securities	—	589,709	—	589,709
Mortgage Backed Securities	—	10,756,460	—	10,756,460
Corporate Bonds[1]	—	5,518,601	—	5,518,601
Taxable Municipal Bonds[2]	—	1,087,503	—	1,087,503
U.S. Government Agency Securities	—	1,583,700	—	1,583,700
U.S. Treasury Obligations	—	1,423,630	—	1,423,630
Investments in Affiliates	1,296,693	—	—	1,296,693
Total Investments	1,296,693	20,959,603	—	22,256,296

Bond Fund
Asset Backed Securities	—	567,241	—	567,241
Mortgage Backed Securities	—	15,638,589	—	15,638,589
Corporate Bonds[1]	—	8,193,718	—	8,193,718
Taxable Municipal Bonds[2]	—	1,682,506	—	1,682,506
U.S. Government Agency Securities	—	2,241,942	—	2,241,942
U.S. Treasury Obligation	—	3,650,013	—	3,650,013
Investments in Affiliates	2,067,728	—	—	2,067,728
Total Investments	2,067,728	31,974,009	—	34,041,737

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2010

			Level 3 –
		Level 2 –	Significant
	Level 1 –	Other Significant	Unobservable
Fund	Quoted Prices	Observable Inputs	Inputs	Total
Balanced Fund
Common Stocks[1]	$27,258,189	$—	$—	$27,258,189
Asset Backed Securities	—	170,436	—	170,436
Mortgage Backed Securities	—	10,494,497	—	10,494,497
Corporate Bonds[1]	—	6,004,626	—	6,004,626
Taxable Municipal Bonds[2]	—	266,057	—	266,057
U.S. Government Agency Securities	—	2,905,969	—	2,905,969
U.S. Treasury Obligations	—	4,726,164	—	4,726,164
Investment Companies	5,174,264	—	—	5,174,264
Investments in Affiliates	782,517	—	—	782,517
Total Investments	33,214,970	24,567,749	—	57,782,719

U.S. Large Cap Equity Fund
Common Stocks[1]	28,731,737	—	—	28,731,737
Investment Company	567,750	—	—	567,750
Investments in Affiliates	1,582,533	—	—	1,582,533
Total Investments	30,882,020	—	—	30,882,020

[1]	Please see the Schedule of Portfolio Investments for industry classification.
[2]	Please see the Schedule of Portfolio Investments for State classification.

For the fiscal year ended August 31, 2010, there were no Level 3 securities in the Funds.

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“update”) to ASC 820-10, “Fair Value Measurements and Disclosures.” The update requires the disclosure of valuation techniques and inputs used to measure fair value, on both a recurring and nonrecurring basis, for Level 2 and Level 3 investments. In addition, transfers of securities to and from each level must be disclosed on a gross basis and include the reasons for the transfers. ASC 820 requires the disclosure of a reconciliation of the fair value of Level 3 investments from the prior reporting period to the current reporting period (Level 3 rollforward). The reconciliation includes realized and unrealized gains and losses, transfers to and from Level 3, and purchases and sales. The update also requires disclosure of Level 3 gross purchases and sales. The update is effective for interim and annual reporting periods beginning after December 15, 2009, except that disclosure of gross purchases and sales in the Level 3 rollforward is effective for interim and annual periods beginning after December 15, 2010. The Fund’s policy is to disclose significant transfers between levels based on valuations at the end of the reporting period. There were no significant transfers between Level 1, 2 or 3 as of August 31, 2010, based on levels assigned to securities on August 31, 2009.

Securities Valuation:

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the instrument. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities are valued in the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, and the U.S. Large Cap Equity Fund (the “Variable Net Asset Value Funds”).

Domestic equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on NASDAQ, which are valued at the NASDAQ Official Closing Price). If there have been no sales for that day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded. Domestic equity securities are typically categorized as Level 1 in the fair value hierarchy.

Fixed income securities are valued using matrix pricing as determined by a Board approved independent pricing service. Fixed income securities are valued using various inputs including new issue data, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy. In addition to the inputs noted for fixed income securities, asset backed and mortgage backed securities are valued using principal payment information and collateral performance and are typically categorized as Level 2 in the fair value hierarchy.

Short-term fixed income securities (i.e., securities with 60 days or fewer to maturity) are valued at amortized cost, which approximates current value, and are typically categorized as Level 2 in the fair value hierarchy.

Open-end mutual fund investments are valued at the most recently calculated net asset value. Closed end mutual funds are valued at their market values based upon the latest available sale price. Open-end and closed-end mutual funds are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2010

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund, and no interest accrues to the Fund during the period between purchase and settlement. The Fund designates cash and marketable securities equal in value to commitments for when-issued securities. As of August 31, 2010, the Funds held no when-issued securities.

Restricted and Illiquid Securities:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. At August 31, 2010, the Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, and Balanced Fund held illiquid restricted securities representing 0.38%, 2.16%, 1.56%, and 0.05% of net assets, respectively. The illiquid restricted securities held as of August 31, 2010, are identified below:

	Acquisition	Acquisition	Principal	Fair
Security	Date	Cost	Amount	Value

Short-Term Income Fund:
ACLC Business Loan Receivables, Series 2000-1, Class A3F	7/28/2003	$67,243	$70,388	$69,803
Alesco Preferred Funding Ltd., Series 8A, Class C2	7/24/2007	1,041,333	1,058,533	7,939
Atherton Franchisee Loan Funding, Series 1999-A, Class A2	9/19/2003	104,874	112,768	104,489
Preferred Term Securities IX, 2.33%, 4/3/33	3/17/2003	501,733	501,733	79,023
Preferred Term Securities XXIII, 0.00%, 12/22/36	9/22/2006	398,411	406,542	122
Taberna Preferred Funding Ltd., Series 2006-5A, Class A3	2/16/2007	2,615,784	2,628,184	13,141

Intermediate Bond Fund:
ACLC Business Loan Receivables, Series 2000-1, Class A3F	7/28/2003	37,932	39,887	39,555
Alesco Preferred Funding Ltd., Series 15A, Class C1	11/27/2007	532,073	664,002	6,640
Alesco Preferred Funding Ltd., Series 15A, Class C2	8/4/2008	176,336	808,421	8,084
Atherton Franchisee Loan Funding, Series 1999-A, Class A2	9/19/2003	73,412	78,937	73,142
I-Preferred Term Securities, 2.64%, 12/11/32	4/9/2003	502,835	500,000	170,000
Preferred Term Securities IX, 2.33%, 4/3/33	3/18/2003	501,733	501,733	79,023
Preferred Term Securities XI, 2.14%, 9/24/33	9/12/2003	500,000	500,000	83,750
Preferred Term Securities XXIII, 0.00%, 12/22/36	9/22/2006	398,411	406,542	122
Taberna Preferred Funding Ltd., Series 2006-5A, Class A3	2/16/2007	2,183,254	2,190,154	10,951

Bond Fund:
ACLC Business Loan Receivables, Series 2000-1, Class A3F	7/28/2003	35,863	37,540	37,228
Alesco Preferred Funding Ltd., Series 15A, Class C1	11/27/2007	409,287	510,771	5,108
Alesco Preferred Funding Ltd., Series 15A, Class C2	8/4/2008	176,336	808,421	8,084
Atherton Franchisee Loan Funding, Series 1999-A, Class A2	9/19/2003	52,437	56,384	52,244
I-Preferred Term Securities, 2.64%, 12/11/32	4/9/2003	502,835	500,000	170,000
Preferred Term Securities IX, 2.33%, 4/3/33	3/18/2003	1,000,000	1,000,000	157,500
Preferred Term Securities XI, 2.14%, 9/24/33	9/12/2003	500,000	500,000	83,750
Preferred Term Securities XXIII, 0.00%, 12/22/36	9/22/2006	199,206	203,271	61
Taberna Preferred Funding Ltd., Series 2006-5A, Class A3	2/16/2007	1,091,627	1,095,077	5,475

Balanced Fund:
ACLC Business Loan Receivables, Series 2000-1, Class A3F	12/9/2003	11,585	11,731	11,634
Atherton Franchisee Loan Funding, Series 1999-A, Class A2	9/9/2003	13,109	14,096	13,061
Preferred Term Securities XXIII, 0.00%, 12/22/36	9/22/2006	119,523	121,963	37
Regional Diversified Funding, 1.82%, 1/25/36	1/9/2007	252,188	257,369	1,621
Taberna Preferred Funding Ltd., Series 2006-5A, Class A3	2/21/2007	272,069	273,769	1,369

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2010

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which Cavanal Hill Investment Management, Inc. (the “Adviser”) deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Dividends to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, and the Bond Fund. Distributions from net investment income are declared and paid quarterly for the Balanced Fund and the U.S. Large Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP. These “book/ tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that are directly related to a specific Fund are charged directly to that Fund. Class specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

3.	Related Party Transactions:

Cavanal Hill Investment Management, Inc., a wholly-owned subsidiary of Bank of Oklahoma, NA (“BOK”), serves as the Funds’ investment adviser. Under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average net assets of each of the Funds based upon the following schedule:

Annual Advisory Fee
Fund	(as a percentage of net assets)
U.S. Treasury Fund	0.15%
Cash Management Fund	0.15%
Tax-Free Money Market Fund	0.15%
Intermediate Tax-Free Bond Fund	0.55%
Short-Term Income Fund	0.55%
Intermediate Bond Fund	0.55%
Bond Fund	0.55%
Balanced Fund	0.74%
U.S. Large Cap Equity Fund	0.69%

For the year ended August 31, 2010, the Adviser has contractually agreed to waive 0.10% of its annual advisory fee for the U.S. Treasury Fund, Cash Management Fund and Tax-Free Money Market Fund. These contracts are scheduled to expire on December 31, 2010.

The Adviser serves the Trust as Administrator for which it is entitled to an annual fee of 0.20% of the average daily net assets of each of the Funds (other than Money Market Funds for which the Adviser is entitled to an annual fee of 0.12% of the average daily net assets of each Money Market Fund). For the year ended August 31, 2010, the Adviser has contractually agreed to waive 0.10% of its annual administration fee for the Tax-Free Money Market Fund. This contract is scheduled to expire on December 31, 2010.

Under a Sub-Administration Agreement, the Adviser pays Citi Fund Services Ohio, Inc. (“Citi”) to perform certain administrative duties for the Trust. The tiered fee is based on each Fund’s (except for the Tax-Free Money Market Fund) average daily net assets as follows:

Asset Breakpoints:	Rate
For the first $2 Billion	0.0250%
For the next $2 Billion	0.0125%
Over $4 Billion	0.0100%

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2010

The fees paid to Citi by the Adviser for such services are paid out of the Adviser’s administration fees and are not an additional charge to the Funds.

BOK serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOK is also entitled to any out of pocket expenses incurred.

Citi also serves the Trust as transfer agent and fund accountant and makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). The fees for these services are covered under the Fund Accounting Agreement. For these services, the Funds, except for the Tax-Free Money Market Fund, pay Citi an annual fee, plus certain out-of-pocket fees, based on the average daily net assets of the Trust as follows:

Asset Breakpoints:	Rate
For the first $2 Billion	0.0350%
For the next $2 Billion	0.0275%
Over $4 Billion	0.0200%

Pursuant to the terms of an Omnibus Fee Agreement, the Tax-Free Money Market Fund pays Citi an annual fee of 0.10% of the average daily net assets of that Fund, plus certain out-of-pocket fees, for services rendered under the Transfer Agency, Fund Accounting, Compliance Services and Sub-Administration Agreements, as amended (“Amended Service Agreements”), until the Deferred Credit as discussed below is amortized completely. After such time, fees paid to Citi for services provided to the Tax-Free Money Market Fund pursuant to the Amended Service Agreements will follow the fee schedules set forth above.

On October 9, 2009, Citi made a payment to the Tax-Free Money Market Fund in the amount of $570,844 related to excess distributions of net investment income resulting from an over accrual of investment income by Citi during a portion of the year ended August 31, 2010. The payment consists of a capital contribution of $175,000, as shown on the Statement of Changes in Net Assets, and a deferred credit of $395,844. The deferred credit is being amortized monthly at a rate equal to the difference between the fee paid to Citi (0.10% of average daily net assets) and the fees Citi would have been paid under the Amended Services Agreements if the fee schedules set forth above were implemented for the Tax-Free Money Market Fund on September 1, 2009. For the year ended August 31, 2010, the Fund has amortized $223,477 of deferred credit, which is shown on the Statement of Operations. The remaining amount of $172,363 of the deferred credit is shown as a liability on the Statement of Assets and Liabilities.

Certain officers of the Trust are affiliated with Citi, the Adviser, the Distributor (see below) and/or BOK and are paid no fees directly by the Trust for serving as officers of the Trust.

BOSC, Inc. (“BOSC” or the “Distributor”), an affiliate of the Adviser and BOK, is the Distributor of the Funds pursuant to a Distribution Agreement between the Trust and BOSC. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BOSC, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, and Service Shares, and may be used by BOSC to pay banks, including BOK, broker dealers and other institutions. For the year ended August 31, 2010, BOSC, as Distributor, received $10,006 and BOK received $1,083,732 from the Distributor.

The Funds have entered into shareholder servicing agreements with various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, each service organization receives a fee from the Funds, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ shares held by each service organization’s customers. For the year ended August 31, 2010, BOSC and BOK received a net shareholder servicing fee of $1,380 and $1,936,804, respectively.

From time to time, fees may be reduced or reimbursed in order to assist one or more of the Funds in maintaining more competitive expense ratios. Certain fee reductions by the Funds’ service providers are contractual as disclosed in the Funds’ prospectus. The Funds’ prospectus also discloses certain fee reductions that are voluntary in nature, but that are expected to continue through the end of the year. Other voluntary fee reductions and waivers may occur on an ad hoc basis. All voluntary fee waivers are not subject to recoupment in subsequent fiscal periods and may be stopped at any time.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities and long-term U.S. government securities) for the year ended August 31, 2010, were as follows:

Fund	Purchases	Sales
Intermediate Tax-Free Bond Fund	$6,747,453	$4,072,680
Short-Term Income Fund	40,509,062	23,636,284
Intermediate Bond Fund	4,425,225	6,018,052
Bond Fund	12,481,809	9,113,249
Balanced Fund	45,915,461	46,532,511
U.S. Large Cap Equity Fund	22,916,799	11,087,787

Purchases and sales of long-term U.S. government securities for the year ended August 31, 2010, were as follows:

Fund	Purchases	Sales
Short-Term Income Fund	$16,778,309	$4,990,575
Intermediate Bond Fund	2,068,553	874,470
Bond Fund	6,678,264	2,172,300
Balanced Fund	3,755,598	2,185,253

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2010

5.	Concentration of Credit Risk and Other Risk Considerations:

The Tax-Free Money Market Fund and the Intermediate Tax-Free Bond Fund invest primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry sector.

The Tax-Free Money Market Fund and the Intermediate Tax-Free Bond Fund had the following concentration by industry sector as of August 31, 2010, (as a percentage of value):

	Tax-Free Money	Intermediate
	Market Fund	Tax-Free Bond Fund
Airport	1.5%	—
Education	12.9%	—
Facilities	11.5%	1.7%
General	—	2.7%
General Obligation	33.8%	54.2%
Higher Education	3.3%	1.8%
Medical	12.0%	0.7%
Multifamily Housing	1.1%	—
Nursing Homes	2.8%	—
Pollution	4.8%	0.1%
School District	—	28.8%
Transportation	4.7%	—
Utilities	9.7%	0.1%
Water	—	3.7%
Other Assets	1.9%	6.2%

The Short-Term Income Fund, Intermediate Bond Fund, Bond Fund and Balanced Fund are each invested in mortgage related fixed-income instruments. Mortgage-backed securities are subject to prepayment risk and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed income securities generally declines.

As of August, 31, 2010, the percentage of net assets invested in mortgage-backed securities were as follows:

Fund
Short-Term Income Fund	44.7%
Intermediate Bond Fund	49.5%
Bond Fund	47.1%
Balanced Fund	18.1%

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management has reviewed tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last four tax year ends and any interim tax period since then, as applicable). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and therefore there is no impact to the Funds’ financial statements.

At August 31, 2010, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation was as follows:

				Net Tax Unrealized
	Tax Cost of	Tax Unrealized	Tax Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)
Intermediate Tax-Free Bond	$34,695,894	$2,898,860	$(209)	$2,898,651
Short-Term Income	82,581,006	1,362,724	(11,809,976)	(10,447,252)
Intermediate Bond Fund	29,660,769	980,601	(8,385,074)	(7,404,473)
Bond Fund	39,087,407	1,401,137	(6,446,807)	(5,045,670)
Balanced Fund	56,832,819	4,283,286	(3,333,386)	949,900
U.S. Large Cap Equity	30,690,846	1,848,067	(1,656,893)	191,174

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2010

The tax characteristics of distributions paid to shareholders during the fiscal years ended August 31, 2010 and 2009 were as follows:

	Distributions Paid from:
	Net				Total
	Investment	Net Long	Total Taxable	Tax Exempt	Distributions
2010	Income	Term Gains	Distributions	Distributions	Paid*
U.S. Treasury Fund	$1,010,009	$—	$1,010,009	$—	$1,010,009
Cash Management Fund	1,630,987	—	1,630,987	—	1,630,987
Tax-Free Money Market Fund	9,494	1,676	11,170	667,315	678,485
Intermediate Tax-Free Bond Fund	500	20,632	21,132	1,149,985	1,171,117
Short-Term Income Fund	2,599,407	—	2,599,407	—	2,599,407
Intermediate Bond Fund	1,155,928	—	1,155,928	—	1,155,928
Bond Fund	1,516,736	—	1,516,736	—	1,516,736
Balanced Fund	1,757,394	—	1,757,394	—	1,757,394
U.S. Large Cap Equity Fund	167,964	—	167,964	—	167,964

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

	Distributions Paid from:
	Net				Total
	Investment	Net Long	Total Taxable	Tax Exempt	Distributions
2009	Income	Term Gains	Distributions	Distributions	Paid*
U.S. Treasury Fund	$3,373,485	$—	$3,373,485	$—	$3,373,485
Cash Management Fund	9,209,780	—	9,209,780	—	9,209,780
Tax-Free Money Market Fund	—	—	—	8,316,204	8,316,204
Intermediate Tax-Free Bond Fund	636	13,384	14,020	816,989	831,009
Short-Term Income Fund	3,993,575	—	3,993,575	—	3,993,575
Intermediate Bond Fund	2,347,502	477,598	2,825,100	—	2,825,100
Bond Fund	2,093,634	170,992	2,264,626	—	2,264,626
Balanced Fund	1,257,601	—	1,257,601	—	1,257,601
U.S. Large Cap Equity Fund	109,729	—	109,729	—	109,729

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of August 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed
	Ordinary	Undistributed			Accumulated	Unrealized	Total
	Income/Tax	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Fund	Exempt Income	Capital Gains	Earnings	Payable*	Other Losses**	(Depreciation)***	Earning/(Deficit)
U.S. Treasury Fund	$26,679	$9,980	$36,659	$(10,763)	$—	$—	$25,896
Cash Management Fund	34,835	—	34,835	(35,294)	(782,813)	—	(783,272)
Tax-Free Money Market Fund	45,124	1,078	46,202	(28,423)	(928)	—	16,851
Intermediate Tax-Free Bond Fund	66,890	12,837	79,727	(88,930)	—	2,898,651	2,889,448
Short-Term Income Fund	201,256	—	201,256	(129,652)	(18,821,143)	(10,447,252)	(29,196,791)
Intermediate Bond Fund	91,867	—	91,867	(38,305)	(5,677,669)	(7,404,473)	(13,028,580)
Bond Fund	111,149	—	111,149	(70,783)	(552,495)	(5,045,670)	(5,557,799)
Balanced Fund	330,685	—	330,685	—	(4,633,484)	949,900	(3,352,899)
U.S. Large Cap Equity Fund	121,570	—	121,570	—	(16,340,291)	191,174	(16,027,547)

*	Distributions payable may differ from the Statement of Assets and Liabilities because distributions are recognized when actually paid for tax purposes.
**	See below for post-October losses and capital loss carryforwards.
***
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

CAVANAL HILL FUNDS

Notes to Financial Statements, Concluded
August 31, 2010

Under current tax laws, net capital losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. As of August 31, 2010, the Funds deferred post October capital losses as follows:

Post-October
Fund	Capital Losses
Cash Management Fund	$556,018
Tax-Free Money Market Fund	928
Short-Term Income Fund	191,977
Bond Fund	46,317

At August 31, 2010, the following Funds had net capital loss carryforwards to offset net capital gains, if any, to the extent provided by the Treasury regulations:

Fund	Amount	Expires
Cash Management Fund	$3,863	2013
Cash Management Fund	19,115	2015
Cash Management Fund	96,738	2017
Cash Management Fund	107,078	2018
Short-Term Income Fund	434,657	2012
Short-Term Income Fund	1,765,022	2013
Short-Term Income Fund	1,068,319	2014
Short-Term Income Fund	37,616	2015
Short-Term Income Fund	115,480	2016
Short-Term Income Fund	11,477,199	2017
Short-Term Income Fund	3,730,873	2018
Intermediate Bond Fund	2,433,002	2017
Intermediate Bond Fund	3,244,667	2018
Bond Fund	506,178	2017
Balanced Fund	2,097,864	2017
Balanced Fund	2,535,620	2018
U.S. Large Cap Equity Fund	15,720,075	2011
U.S. Large Cap Equity Fund	281,384	2017
U.S. Large Cap Equity Fund	338,831	2018

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders. During the year ended August 31, 2010, the Bond Fund utilized $222,329 of net capital loss carryforwards.

7.	Legal Matters:

On July 29, 2010, the Trust received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. Additional information regarding the BISYS Fair Fund is available at www.bisysfairfund.com. The effect on the financial performance for each class that was allocated a portion of the distribution is disclosed in this report. Amounts are included as “Other income” in the Statements of Operations.

8.	Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued and there are no subsequent events to report.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:		Less Dividends From:
					Distributions
	Net Asset			Dividends	from Net	Total
	Value,	Net	Total from	from Net	Realized	Dividends
	Beginning	Investment	Investment	Investment	Gains from	and
	of Period	Income	Activities	Income	Investments	Distributions
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2010	$1.000	$0.001	$0.001	$(0.001)	$—	$(0.001)
Year Ended August 31, 2009	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2008	1.000	0.022	0.022	(0.022)	—	(0.022)
Year Ended August 31, 2007	1.000	0.045	0.045	(0.045)	—	(0.045)
Year Ended August 31, 2006	1.000	0.038	0.038	(0.038)	—	(0.038)

Service Shares
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2008	1.000	0.025	0.025	(0.025)	—	(0.025)
Period Ended August 31, 2007(f)	1.000	0.031	0.031	(0.031)	—	(0.031)

Institutional Shares
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2008	1.000	0.027	0.027	(0.027)	—	(0.027)
Period Ended August 31, 2007(f)	1.000	0.033	0.033	(0.033)	—	(0.033)

Cash Management Fund
Administrative Shares
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.004	0.004	(0.004)	—	(0.004)
Year Ended August 31, 2008	1.000	0.030	0.030	(0.030)	—	(0.030)
Year Ended August 31, 2007	1.000	0.047	0.047	(0.047)	—	(0.047)
Year Ended August 31, 2006	1.000	0.040	0.040	(0.040)	—	(0.040)

Service Shares
Year Ended August 31, 2010	1.000	0.002	0.002	(0.002)	—	(0.002)
Year Ended August 31, 2009	1.000	0.006	0.006	(0.006)	—	(0.006)
Year Ended August 31, 2008	1.000	0.032	0.032	(0.032)	—	(0.032)
Period Ended August 31, 2007(f)	1.000	0.033	0.033	(0.033)	—	(0.033)

Institutional Shares
Year Ended August 31, 2010	1.000	0.002	0.002	(0.002)	—	(0.002)
Year Ended August 31, 2009	1.000	0.007	0.007	(0.007)	—	(0.007)
Year Ended August 31, 2008	1.000	0.033	0.033	(0.033)	—	(0.033)
Period Ended August 31, 2007(f)	1.000	0.034	0.034	(0.034)	—	(0.034)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	During the period, the Funds received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statements of operations as other income to the Funds. Had such settlement not occurred the ratios of net investment income to average net assets and total returns for the Administrative, Service and Institutional Shares would have been 0.01%, 0.01%, 0.01% and 0.05%, 0.05%, 0.05% for the U.S. Treasury Fund; and for the Cash Management Fund they would have been 0.01%, 0.02%, 0.12% and 0.02%, 0.09%, 0.13%, respectively.
(e)	During the period, the Board of Trustees and the Adviser agreed to a full settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.75%, 0.51% and 0.37% for Administrative, Service and Institutional Shares of U.S. Treasury Fund; and 0.63%, 0.64% and 0.33% for Administrative, Service and Institutional Shares of Cash Management Fund, respectively.
(f)	For the period January 2, 2007 (commencement of operations) through August 31, 2007.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
						Ratio of Net
				Ratio of		Investment		Ratio of
Net Asset			Net Assets	Expenses to		Income to		Expenses to
Value, End	Total		End of Period	Average Net		Average Net		Average Net
of Period	Return(a)		(000’s)	Assets		Assets		Assets(c)

$1.000	0.13	%(d)	$526,943	0.20%		0.09	%(d)	0.85%
1.000	0.07%		504,418	0.29%		0.08%		0.88%
1.000	2.25%		815,800	0.71%		2.30%		0.88%
1.000	4.58%		1,055,890	0.68	%(e)	4.50%		0.94%
1.000	3.83%		883,502	0.72%		3.77%		0.97%

1.000	0.13	%(d)	40,385	0.20%		0.08	%(d)	0.86%
1.000	0.10%		107,700	0.26%		0.12%		0.89%
1.000	2.55%		223,977	0.41%		2.12%		0.88%
1.000	3.14%		39,064	0.42	%(e)	4.70%		0.98%

1.000	0.14	%(d)	200,536	0.20%		0.09	%(d)	0.61%
1.000	0.12%		320,914	0.24%		0.14%		0.63%
1.000	2.70%		538,527	0.27%		2.62%		0.63%
1.000	3.29%		465,737	0.27	%(e)	4.85%		0.68%

1.000	0.11	%(d)	462,414	0.39%		0.08	%(d)	0.86%
1.000	0.39%		649,605	0.62%		0.38%		0.92%
1.000	3.06%		805,345	0.58%		3.05%		0.89%
1.000	4.84%		756,515	0.57	%(e)	4.74%		0.96%
1.000	4.03%		769,549	0.57%		3.91%		0.97%

1.000	0.17	%(d)	11,884	0.32%		0.36	%(d)	0.84%
1.000	0.56%		3,276	0.46%		0.77%		0.93%
1.000	3.23%		9,486	0.42%		3.03%		0.89%
1.000	3.31%		7,593	0.49	%(e)	4.81%		1.11%

1.000	0.22	%(d)	446,334	0.27%		0.20	%(d)	0.61%
1.000	0.69%		416,940	0.32%		0.74%		0.67%
1.000	3.38%		674,905	0.27%		3.21%		0.64%
1.000	3.40%		458,168	0.27	%(e)	5.02%		0.68%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:		Less Dividends From:
					Distributions
	Net Asset			Dividends	from Net	Total
	Value,	Net	Total from	from Net	Realized	Dividends
	Beginning	Investment	Investment	Investment	Gains from	and
	of Period	Income	Activities	Income	Investments	Distributions
Tax-Free Money Market Fund
Administrative Shares
Year Ended August 31, 2010	$1.000	$—	$—	$—	$—	$—
Year Ended August 31, 2009	1.000	0.007	0.007	(0.007)	—	(0.007)
Year Ended August 31, 2008	1.000	0.020	0.020	(0.020)	—	(0.020)
Period Ended August 31, 2007(d)	1.000	0.019	0.019	(0.019)	—	(0.019)

Service Shares
Year Ended August 31, 2010	1.000	—	—	—	—	—
Year Ended August 31, 2009	1.000	0.009	0.009	(0.009)	—	(0.009)
Year Ended August 31, 2008	1.000	0.024	0.024	(0.024)	—	(0.024)
Period Ended August 31, 2007(d)	1.000	0.022	0.022	(0.022)	—	(0.022)

Institutional Shares
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.010	0.010	(0.010)	—	(0.010)
Year Ended August 31, 2008	1.000	0.024	0.024	(0.024)	—	(0.024)
Period Ended August 31, 2007(d)	1.000	0.022	0.022	(0.022)	—	(0.022)

Select Shares
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.011	0.011	(0.011)	—	(0.011)
Year Ended August 31, 2008	1.000	0.025	0.025	(0.025)	—	(0.025)
Year Ended August 31, 2007	1.000	0.035	0.035	(0.035)	—	(0.035)
Year Ended August 31, 2006	1.000	0.030	0.030	(0.030)	—	(0.030)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	For the period January 2, 2007 (commencement of operations) through August 31, 2007.
(e)	During the period, the Board of Trustees and the Adviser agreed to a settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.72%, 0.39%, 0.27% and 0.26% for Administrative, Service, Institutional and Select Shares of Tax-Free Money Market Fund, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data:(b)
					Ratio of Net
			Ratio of		Investment	Ratio of
Net Asset		Net Assets	Expenses to		Income to	Expenses to
Value, End	Total	End of Period	Average Net		Average Net	Average Net
of Period	Return(a)	(000’s)	Assets		Assets	Assets(c)

$1.000	0.01%	$17,051	0.27%		0.07%	0.89%
1.000	0.67%	71,197	0.64%		0.26%	0.93%
1.000	2.04%	6,659	0.68%		1.99%	0.93%
1.000	1.92%	4,655	0.26	%(e)	3.39%	1.20%

1.000	0.00%	1	0.47%		0.00%	0.64%
1.000	0.91%	1	0.47%		0.80%	0.76%
1.000	2.40%	1	0.18%		2.37%	1.13%
1.000	2.18%	1	0.38	%(e)	3.34%	0.91%

1.000	0.06%	39,568	0.25%		0.09%	0.65%
1.000	1.04%	37,267	0.28%		0.92%	0.70%
1.000	2.47%	36,548	0.26%		2.25%	0.68%
1.000	2.28%	12,423	0.18	%(e)	3.53%	0.72%

1.000	0.14%	364,453	0.15%		0.18%	0.65%
1.000	1.12%	471,079	0.20%		1.08%	0.70%
1.000	2.56%	540,457	0.18%		2.44%	0.68%
1.000	3.52%	333,902	0.18	%(e)	3.46%	0.68%
1.000	3.06%	280,659	0.18%		3.02%	0.53%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:				Less Dividends From:
				Net Realized
				and			Distributions
	Net Asset			Unrealized		Dividends	from Net	Total
	Value,	Net		Gains	Total from	from Net	Realized	Dividends
	Beginning	Investment		(Losses) on	Investment	Investment	Gains from	and
	of Period	Income		Investment	Activities	Income	Investments	Distributions
Intermediate Tax-Free Bond Fund
Investor Shares
Year Ended August 31, 2010	$10.96	$0.32		$0.53	$0.85	$(0.32)	$(0.01)	$(0.33)
Year Ended August 31, 2009	10.66	0.33	(g)	0.31	0.64	(0.33)	(0.01)	(0.34)
Year Ended August 31, 2008	10.48	0.40		0.13	0.53	(0.35)	—	(0.35)
Year Ended August 31, 2007	10.59	0.35		(0.07)	0.28	(0.38)	(0.01)	(0.39)
Year Ended August 31, 2006	10.85	0.34	(g)	(0.15)	0.19	(0.31)	(0.14)	(0.45)

Institutional Shares
Year Ended August 31, 2010	10.97	0.35		0.53	0.88	(0.35)	(0.01)	(0.36)
Year Ended August 31, 2009	10.67	0.36	(g)	0.31	0.67	(0.36)	(0.01)	(0.37)
Year Ended August 31, 2008	10.48	0.42		0.15	0.57	(0.38)	—	(0.38)
Year Ended August 31, 2007	10.59	0.38		(0.07)	0.31	(0.41)	(0.01)	(0.42)
Period Ended August 31, 2006(j)	10.61	0.24		(0.04)	0.20	(0.22)	—	(0.22)

Short-Term Income Fund
Investor Shares
Year Ended August 31, 2010	8.61	0.42		0.63	1.05	(0.39)	—	(0.39)
Year Ended August 31, 2009	9.36	0.50	(g)	(0.78)	(0.28)	(0.45)	(0.02)	(0.47)
Year Ended August 31, 2008	10.15	0.50	(g)	(0.78)	(0.28)	(0.48)	(0.03)	(0.51)
Year Ended August 31, 2007	10.16	0.48		0.02	0.50	(0.45)	(0.06)	(0.51)
Year Ended August 31, 2006	10.17	0.38	(g)	(0.03)	0.35	(0.36)	—	(0.36)

Institutional Shares
Year Ended August 31, 2010	8.61	0.46		0.62	1.08	(0.42)	—	(0.42)
Year Ended August 31, 2009	9.36	0.52	(g)	(0.78)	(0.26)	(0.47)	(0.02)	(0.49)
Year Ended August 31, 2008	10.14	0.52	(g)	(0.77)	(0.25)	(0.50)	(0.03)	(0.53)
Year Ended August 31, 2007	10.15	0.52		0.01	0.53	(0.48)	(0.06)	(0.54)
Period Ended August 31, 2006(j)	10.13	0.27		0.01	0.28	(0.26)	—	(0.26)

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge. Effective January 3, 2006, the Fund is sold with out a sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	During the period, the Funds received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statements of operations as other income to the Funds. Had such settlement not occurred the ratios of net investment income to average net assets and total returns for the Investor and Institutional Shares would have been 2.87%, 3.14% and 7.83%, 8.11% for the Intermediate Tax-Free Bond Fund; and for the Short-Term Income Fund they would have been 4.66%, 4.94% and 12.26%, 12.58%, respectively.
(g)	Calculated using average shares.
(h)	During the period, the Sub-Administrator made a voluntary reimbursement to the Intermediate Tax-Free Bond Fund. Absent this reimbursement, the total return, net expense ratio and net investment income ratio for the year ending August 31, 2008 would have been approximately 4.79%, 0.84% and 3.43% for Investor Shares and 5.15%, 0.59% and 3.54% for Institutional Shares, respectively.
(i)	During the period, the Board of Trustees and the Adviser agreed to a settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.85% and 0.60% for the Investor and Institutional Shares of Intermediate Tax-Free Bond Fund; and 0.75% and 0.49% for Investor and Institutional Shares of Short-Term Income Fund, respectively.
(j)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(c)
						Ratio of Net
				Ratio of		Investment		Ratio of
Net Asset			Net Assets	Expenses to		Income to		Expenses to
Value, End	Total		End of Period	Average Net		Average Net		Average Net	Portfolio
of Period	Return(a)(b)		(000’s)	Assets		Assets		Assets(d)	Turnover(e)

$11.48	7.92	%(f)	$3,250	0.78%		2.96	%(f)	1.46%	12%
10.96	6.16%		2,847	0.83%		3.08%		1.53%	7%
10.66	5.18	%(h)	3,061	0.43	%(h)	3.84	%(h)	1.54%	7%
10.48	2.64%		3,337	0.79	%(i)	3.23%		1.46%	15%
10.59	1.80%		3,793	0.83%		3.19%		1.28%	4%

11.49	8.20	%(f)	34,484	0.51%		3.23	%(f)	1.21%	12%
10.97	6.42%		29,956	0.58%		3.32%		1.28%	7%
10.67	5.54	%(h)	13,178	0.18	%(h)	3.95	%(h)	1.29%	7%
10.48	2.93%		17,078	0.54	%(i)	3.59%		1.22%	15%
10.59	1.93%		16,412	0.57%		3.49%		1.02%	4%

9.27	12.47	%(f)	25,733	0.78%		4.86	%(f)	1.47%	46%
8.61	(2.71)%		15,880	0.86%		5.94%		1.61%	10%
9.36	(2.96)%		54,053	0.73%		4.92%		1.48%	48%
10.15	4.92%		94,561	0.69	%(i)	4.58%		1.41%	51%
10.16	3.55%		108,304	0.62%		3.80%		1.18%	52%

9.27	12.79	%(f)	45,921	0.47%		5.17	%(f)	1.22%	46%
8.61	(2.44)%		30,468	0.60%		6.16%		1.35%	10%
9.36	(2.61)%		145,184	0.48%		5.24%		1.23%	48%
10.14	5.32%		121,232	0.43	%(i)	4.84%		1.16%	51%
10.15	2.83%		155,734	0.44%		4.13%		0.94%	52%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:				Less Dividends From:
				Net Realized
				and			Distributions
	Net Asset			Unrealized		Dividends	from Net	Total
	Value,	Net		Gains	Total from	from Net	Realized	Dividends
	Beginning	Investment		(Losses) on	Investment	Investment	Gains from	and
	of Period	Income		Investment	Activities	Income	Investments	Distributions
Intermediate Bond Fund
Investor Shares
Year Ended August 31, 2010	$8.45	$0.55	(g)	$0.85	$1.40	$(0.49)	$—	$(0.49)
Year Ended August 31, 2009	9.49	0.51	(g)	(0.94)	(0.43)	(0.47)	(0.14)	(0.61)
Year Ended August 31, 2008	10.26	0.50		(0.80)	(0.30)	(0.47)	—	(0.47)
Year Ended August 31, 2007	10.23	0.46		0.05	0.51	(0.45)	(0.03)	(0.48)
Year Ended August 31, 2006	10.32	0.40	(g)	(0.08)	0.32	(0.41)	—	(0.41)

Institutional Shares
Year Ended August 31, 2010	8.46	0.57	(g)	0.86	1.43	(0.51)	—	(0.51)
Year Ended August 31, 2009	9.50	0.54	(g)	(0.94)	(0.40)	(0.50)	(0.14)	(0.64)
Year Ended August 31, 2008	10.26	0.54		(0.80)	(0.26)	(0.50)	—	(0.50)
Year Ended August 31, 2007	10.24	0.49		0.04	0.53	(0.48)	(0.03)	(0.51)
Period Ended August 31, 2006(i)	10.25	0.30		(0.01)	0.29	(0.30)	—	(0.30)

Bond Fund
Investor Shares
Year Ended August 31, 2010	8.18	0.50		0.74	1.24	(0.47)	—	(0.47)
Year Ended August 31, 2009	8.63	0.46	(g)	(0.40)	0.06	(0.46)	(0.05)	(0.51)
Year Ended August 31, 2008	9.29	0.47		(0.68)	(0.21)	(0.45)	—	(0.45)
Year Ended August 31, 2007	9.32	0.45		(0.01)	0.44	(0.44)	(0.03)	(0.47)
Year Ended August 31, 2006	9.52	0.42		(0.19)	0.23	(0.42)	(0.01)	(0.43)

Institutional Shares
Year Ended August 31, 2010	8.18	0.51		0.75	1.26	(0.49)	—	(0.49)
Year Ended August 31, 2009	8.63	0.48	(g)	(0.40)	0.08	(0.48)	(0.05)	(0.53)
Year Ended August 31, 2008	9.28	0.49		(0.67)	(0.18)	(0.47)	—	(0.47)
Year Ended August 31, 2007	9.32	0.46		(0.01)	0.45	(0.46)	(0.03)	(0.49)
Period Ended August 31, 2006(i)	9.39	0.30		(0.07)	0.23	(0.30)	—	(0.30)

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge. Effective January 3, 2006, the Fund is sold with out a sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	During the period, the Funds received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statements of operations as other income to the Funds. Had such settlement not occurred the ratios of net investment income to average net assets and total returns for the Investor and Institutional Shares would have been 5.70%, 5.96% and 16.59%, 17.00% for the Intermediate Bond Fund; and for the Bond Fund they would have been 5.64%, 5.81% and 15.35%, 15.64%, respectively.
(g)	Calculated using average shares.
(h)	During the period, the Board of Trustees and the Adviser agreed to a settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.79% and 0.54% for Investor and Institutional Shares of Intermediate Bond Fund; and 0.83% and 0.59% for Investor and Institutional Shares of Bond Fund, respectively.
(i)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(c)
						Ratio of Net
				Ratio of		Investment		Ratio of
Net Asset			Net Assets	Expenses to		Income to		Expenses to
Value, End	Total		End of Period	Average Net		Average Net		Average Net	Portfolio
of Period	Return(a)(b)		(000’s)	Assets		Assets		Assets(d)	Turnover(e)

$9.36	17.08	%(f)	$12,554	0.85%		6.17	%(f)	1.54%	22%
8.45	(4.15)%		10,188	0.89%		6.14%		1.59%	21%
9.49	(3.05)%		30,688	0.79%		4.91%		1.48%	36%
10.26	5.02%		29,869	0.73	%(h)	4.57%		1.41%	31%
10.23	3.17%		27,590	0.87%		3.87%		1.16%	29%

9.38	17.48	%(f)	9,165	0.58%		6.37	%(f)	1.28%	22%
8.46	(3.89)%		10,675	0.62%		6.36%		1.32%	21%
9.50	(2.70)%		46,853	0.53%		5.17%		1.23%	36%
10.26	5.33%		69,584	0.48	%(h)	4.82%		1.15%	31%
10.24	2.87%		69,711	0.48%		4.37%		0.93%	29%

8.95	15.56	%(f)	8,316	0.83%		5.82	%(f)	1.53%	35%
8.18	1.17%		10,182	0.91%		5.84%		1.61%	24%
8.63	(2.47)%		20,684	0.79%		4.99%		1.48%	26%
9.29	4.84%		23,460	0.77	%(h)	4.80%		1.44%	26%
9.32	2.51%		23,876	0.86%		4.42%		1.18%	30%

8.95	15.85	%(f)	24,885	0.55%		6.04	%(f)	1.25%	35%
8.18	1.44%		16,817	0.65%		6.12%		1.35%	24%
8.63	(2.11)%		35,232	0.53%		5.29%		1.23%	26%
9.28	5.03%		42,574	0.51	%(h)	5.06%		1.21%	26%
9.32	2.51%		30,087	0.49%		4.89%		0.94%	30%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:				Less Dividends From:
				Net Realized
				and			Distributions
	Net Asset			Unrealized		Dividends	from Net	Total
	Value,	Net		Gains	Total from	from Net	Realized	Dividends
	Beginning	Investment		(Losses) on	Investment	Investment	Gains from	and
	of Period	Income		Investment	Activities	Income	Investments	Distributions
Balanced Fund
Investor Shares
Year Ended August 31, 2010	$10.30	$0.29		$0.60	$0.89	$(0.31)	$—	$(0.31)
Year Ended August 31, 2009	11.50	0.26	(g)	(1.24)	(0.98)	(0.22)	—	(0.22)
Year Ended August 31, 2008	13.49	0.35		(1.13)	(0.78)	(0.32)	(0.89)	(1.21)
Year Ended August 31, 2007	13.81	0.29		1.09	1.38	(0.28)	(1.42)	(1.70)
Year Ended August 31, 2006	13.51	0.28	(g)	0.77	1.05	(0.26)	(0.49)	(0.75)

Institutional Shares
Year Ended August 31, 2010	10.32	0.32		0.60	0.92	(0.33)	—	(0.33)
Year Ended August 31, 2009	11.51	0.28	(g)	(1.24)	(0.96)	(0.23)	—	(0.23)
Year Ended August 31, 2008	13.49	0.37		(1.12)	(0.75)	(0.34)	(0.89)	(1.23)
Year Ended August 31, 2007	13.82	0.33		1.08	1.41	(0.32)	(1.42)	(1.74)
Period Ended August 31, 2006(i)	13.30	0.17		0.50	0.67	(0.15)	—	(0.15)

U.S. Large Cap Equity Fund
Investor Shares
Year Ended August 31, 2010	9.18	0.07		0.26	0.33	(0.04)	—	(0.04)
Year Ended August 31, 2009	11.26	0.07	(g)	(2.09)	(2.02)	(0.06)	—	(0.06)
Year Ended August 31, 2008	11.63	0.03		(0.36)	(0.33)	(0.04)	—	(0.04)
Year Ended August 31, 2007	10.13	0.03		1.50	1.53	(0.03)	—	(0.03)
Year Ended August 31, 2006	9.30	0.03		0.83	0.86	(0.03)	—	(0.03)

Institutional Shares
Year Ended August 31, 2010	9.22	0.10		0.26	0.36	(0.07)	—	(0.07)
Year Ended August 31, 2009	11.31	0.09	(g)	(2.10)	(2.01)	(0.08)	—	(0.08)
Year Ended August 31, 2008	11.66	0.04		(0.34)	(0.30)	(0.05)	—	(0.05)
Year Ended August 31, 2007	10.15	0.06		1.49	1.55	(0.04)	—	(0.04)
Period Ended August 31, 2006(i)	9.72	0.02		0.42	0.44	(0.01)	—	(0.01)

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge. Effective January 3, 2006, the Fund is sold with out a sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	During the period, the Funds received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statements of operations as other income to the Funds. Had such settlement not occurred the ratios of net investment income to average net assets and total returns for the Investor and Institutional Shares would have been 2.55%, 2.80% and 8.59%, 8.89% for the of Balanced Fund; and for the U.S. Large Cap Equity Fund they would have been 0.45%, 0.70% and 3.33%, 3.54%, respectively.
(g)	Calculated using average shares.
(h)	During the period, the Board of Trustees and the Adviser agreed to a settlement in regards to the subjects of the SEC/BISYS Order and the BISYS marketing arrangements. This amount was included in the statements of operations as an expense reduction to the Funds. Had such settlement not occurred the ratios of net expenses to average net assets would have been 0.95% and 0.71% for Investor and Institutional Shares of Balanced Fund; and 1.07% and 0.82% for Investor and Institutional Shares of U.S. Large Cap Equity Fund, respectively.
(i)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(c)
						Ratio of Net
				Ratio of		Investment		Ratio of
Net Asset			Net Assets	Expenses to		Income to		Expenses to
Value, End	Total		End of Period	Average Net		Average Net		Average Net	Portfolio
of Period	Return(a)(b)		(000’s)	Assets		Assets		Assets(d)	Turnover(e)

$10.88	8.70	%(f)	$16,473	0.90%		2.66	%(f)	1.64%	81%
10.30	(8.21)%		15,203	0.97%		2.77%		1.71%	88%
11.50	(6.42)%		16,687	0.93%		2.58%		1.66%	102%
13.49	10.40%		23,858	0.90	%(h)	2.14%		1.60%	130%
13.81	7.96%		28,196	0.82%		2.06%		1.35%	105%

10.91	9.00	%(f)	41,545	0.65%		2.91	%(f)	1.39%	81%
10.32	(7.98)%		40,062	0.72%		3.03%		1.46%	88%
11.51	(6.19)%		46,596	0.67%		2.85%		1.41%	102%
13.49	10.71%		60,995	0.65	%(h)	2.38%		1.36%	130%
13.82	5.04%		62,210	0.62%		1.86%		1.11%	105%

9.47	3.63	%(f)	1,610	0.99%		0.74	%(f)	1.61%	45%
9.18	(17.85)%		1,480	1.17%		0.87%		1.80%	47%
11.26	(2.87)%		1,879	1.10%		0.15%		1.73%	40%
11.63	15.08%		2,232	1.01	%(h)	0.21%		1.62%	36%
10.13	9.26%		2,239	1.15%		0.28%		1.39%	91%

9.51	3.84	%(f)	29,405	0.71%		1.06	%(f)	1.35%	45%
9.22	(17.64)%		17,213	0.91%		1.09%		1.55%	47%
11.31	(2.54)%		9,991	0.84%		0.41%		1.48%	40%
11.66	15.30%		10,717	0.76	%(h)	0.46%		1.37%	36%
10.15	4.51%		12,494	0.77%		0.21%		1.16%	91%

See notes to financial statements.

CAVANAL HILL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Cavanal Hill Funds:

We have audited the accompanying statements of assets and liabilities of Cavanal Hill Funds (the Funds) (comprised of the U.S. Treasury Fund, Cash Management Fund, Tax-Free Money Market Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund and U.S. Large Cap Equity Fund), including the schedules of portfolio investments, as of August 31, 2010, and the related statements of operations for the year then ended, changes in net assets for each year in the two year period then ended and the financial highlights for each period in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each year in the two year period then ended, and the financial highlights for each period in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

October 28, 2010

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited)

August 31, 2010

Other Federal Income Tax Information (Unaudited):

For the year ended August 31, 2010, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with the 2010 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2010, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Balanced Fund	38.25%
U.S. Large Cap Equity Fund	100.00%

For the year ended August 31, 2010, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Balanced Fund	32.47%
U.S. Large Cap Equity Fund	100.00%

The Tax-Free Money Market Fund and Intermediate Tax-Free Bond Fund designated $667,315 and $1,149,985, respectively, of its income distributions as tax-exempt distributions for the year ended August 31, 2010.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2010:

Fund	Amount
Tax-Free Money Market Fund	$1,676
Intermediate Tax-Free Bond Fund	20,632

For the year ended August 31, 2010, certain Funds designate the maximum amount allowable but not less than the following amounts as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
Tax-Free Money Market Fund	$9,495
Intermediate Tax-Free Bond Fund	153

For the year ended August 31, 2010, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Money Market Fund	$979,253
Cash Management Fund	1,630,236
Short-Term Income Fund	2,599,407
Intermediate Bond Fund	1,145,490
Bond Fund	1,516,307
Balanced Fund	1,161,235

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2010

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENTS

The Trust’s investment advisory agreement (the “Advisory Agreement”) with Cavanal Hill Investment Management, Inc. (“Cavanal Hill”) was formally considered by the Board of Trustees at meetings held on July 22, 2010 and July 23, 2010. The Trustees reviewed extensive material in connection with their review of the Advisory Agreement, including data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected Cavanal Hill’s fee waivers in place, Cavanal Hill’s contractual investment advisory fee levels, as well as additional voluntary fee waivers. The information provided to the Trustees at the meeting also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by Cavanal Hill, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and Cavanal Hill.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Advisory Agreement should be continued, and no factor alone was considered determinative. The Trustees, including a majority of independent Trustees, determined that the overall arrangement between the Trust and Cavanal Hill, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. Cavanal Hill’s senior management and portfolio managers presented information to the Trustees at Trustee meetings and discussed Fund performance and the Fund’s investment objectives, strategies and outlook. The Trustees considered the background and experience of Cavanal Hill’s senior management and the expertise of investment personnel of Cavanal Hill responsible for the day-to-day management of each Fund. The Trustees also considered Cavanal Hill’s research and portfolio management capabilities, oversight of day-to-day Fund operations, including fund accounting and administration, shareholder communications, regulatory and other reporting, and assistance in meeting legal and regulatory requirements. Materials provided throughout the year covered matters such as compliance of portfolio managers and other management personnel with the code of ethics and the adherence to fair pricing procedures. Particular attention was given to the overall performance of Cavanal Hill following the market turmoil and financial crisis of prior years. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance
Investment performance reports and related financial information for the Fund were discussed throughout the year and were presented in association with the renewal. The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group as reported by Lipper. One-, three-, five- and ten-year performance data was presented. The Trustees discussed with Cavanal Hill the performance goals and the actual results achieved in managing the Fund as well as the effect of market conditions on the Funds. The U.S. Treasury Fund, the Institutional Class of the Cash Management Fund, the Select Class of the Tax-Free Money Market Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund and the Balanced Fund each ranked in the top quartile of its peer group. Barely missing the top quartile, the Administrative Class and Service Class of the Cash Management Fund, the Institutional Class of the Tax-Free Money Market Fund and the U.S. Large Cap Equity Fund had Lipper Peer Group Percentile Rankings between 30 and 39. The other Tax-Free Funds had a more difficult year with the Administrative Class and Service Class of the Tax-Free Money Market Fund ranking in the 3rd quartile and the Intermediate Tax-Free Bond Fund still struggling with difficult conditions in the fixed income sector. Based on their review, and in light of market conditions, the Trustees were satisfied that the performance of each of the Cavanal Hill Funds was within an acceptable range.

Cost of Services and Profits Realized by Cavanal Hill and Its Affiliates
The Trustees considered peer group comparable information with respect to the investment advisory fees charged by Cavanal Hill to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. Information on additional voluntary fee waivers was also presented. The Trustees reviewed administration, custody and distributor fees received, respectively, by Cavanal Hill and its affiliates, Bank of Oklahoma, N.A. and BOSC, Inc. The Trustees also considered the fallout benefits to Cavanal Hill of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by Cavanal Hill with respect to investment advisory, administration, distribution and custody services to each Fund. The Trustees recognized that the data presented was not audited and represents Cavanal Hill’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by Cavanal Hill. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, Cavanal Hill noted that, while consistent with prior years’ presentations, the allocation methodology was continuously being refined. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by Cavanal Hill affect the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Trustees also took into account the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2010

Act and recent SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, in all Fund classes, the Lipper peer group report reflected median investment adviser fees generally in excess of the fees charged by Cavanal Hill. The Trustees analyzed the fees paid to Cavanal Hill in light of performance and the services provided, and in light of profitability to Cavanal Hill. Based on their review, the Trustees concluded that the profitability to Cavanal Hill under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale
The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees noted in this regard fee waivers granted by Cavanal Hill and received Cavanal Hill’s assurance that voluntary waivers disclosed in the Fund’s prospectus would not be decreased in the upcoming year without notice to and approval by the Trustees. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints, and that the voluntary fee waivers granted by Cavanal Hill had produced benefits to shareholders that were at least as favorable as those that would be expected to be produced by contractual fee breakpoints. The Trustees determined that its review of potential economies of scale supports its decision to approve the Advisory Agreement.

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2010

U.S. Treasury Fund:

Security Allocation	Percentage of Net Assets
Corporate Bonds	16.9%
U.S. Treasury Obligations	13.7%
Repurchase Agreements	69.3%
Total	99.9%

Cash Management Fund:

Security Allocation	Percentage of Net Assets
Certificates of Deposit	9.2%
Commercial Paper	24.9%
Corporate Bonds	8.4%
U.S. Government Agency Securities	10.3%
Repurchase Agreements	47.2%
Total	100.0%

Tax-Free Money Market Fund:

Security Allocation	Percentage of Net Assets
Municipal Bonds	86.7%
Commercial Paper	10.9%
Investment Companies	1.9%
Total	99.5%

Intermediate Tax-Free Bond Fund:

Security Allocation	Percentage of Net Assets
Municipal Bonds	93.4%
Investments in Affiliates	6.2%
Total	99.6%

Short-Term Income Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	4.2%
Mortgage Backed Securities	44.7%
Corporate Bonds	14.9%
U.S. Government Agency Securities	8.3%
U.S. Treasury Obligations	15.8%
Investments in Affiliates	12.8%
Total	100.7%

Intermediate Bond Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	2.7%
Mortgage Backed Securities	49.5%
Corporate Bonds	25.4%
Taxable Municipal Bonds	5.0%
U.S. Government Agency Securities	7.3%
U.S. Treasury Obligations	6.6%
Investments in Affiliates	6.0%
Total	102.5%

Bond Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	1.7%
Mortgage Backed Securities	47.1%
Corporate Bonds	24.7%
Taxable Municipal Bonds	5.1%
U.S. Government Agency Securities	6.7%
U.S. Treasury Obligations	11.0%
Investments in Affiliates	6.2%
Total	102.5%

Balanced Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	47.0%
Asset Backed Securities	0.3%
Mortgage Backed Securities	18.1%
Corporate Bonds	10.4%
Taxable Municipal Bonds	0.5%
U.S. Government Agency Securities	5.0%
U.S. Treasury Obligations	8.1%
Investment Companies	8.9%
Investments in Affiliates	1.3%
Total	99.6%

U.S. Large Cap Equity Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	92.7%
Investment Company	1.8%
Investments in Affiliates	5.1%
Total	99.6%

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)

Trustees and Officers of Cavanal Hill Funds

August 31, 2010

The following table sets forth certain information about each of the Trust’s Officers.

				Number of
		Term of Office;		Portfolios in	Other
	Position(s) Held	Term Served in	Principal Occupation(s)	Fund Complex	Directorships*
Name and Age	with the Trust	Office	During Past 5 Years	Overseen	Held
Scott H. Rhodes Age: 51	Treasurer	Indefinite, 9/10—Present	From February 2010 to present, SVP of Citi Fund Services Ohio, Inc. From September 2005 to January 2010, various positions for GE Asset Management Inc., including Manager, Treasurer, and Financial & Operations Principal.	9	None

James L. Huntzinger Age: 60	President, Assistant Secretary	Indefinite, 6/08—Present	From 2002 to present, Chief Investment Officer for BOK Financial Corporation.	9	None

Fred J. Schmidt Age: 51	Chief Compliance Officer, Anti- Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 4/08—Present	From 2004 to present, employee of Citi Fund Services Ohio, Inc., CCO Services. From 2002 to 2004, President FJS Associates.	9	None

Kristin L. Walters Age: 38	Secretary	Indefinite, 4/08—Present	From September 2007 to present, Vice President, Director of Compliance and from November 2006 to September 2007, Assistant Vice President of Cavanal Hill Investment Management, Inc.	9	None

The following table sets forth certain information about each of the Trust’s Trustees.

				Number of
		Term of Office;		Portfolios in	Other
	Position(s) Held	Term Served in	Principal Occupation(s)	Fund Complex	Directorships*
Name and Age	with the Trust	Office	During Past 5 Years	Overseen	Held
Independent Trustees:
William H. Wilson Jr. Age: 51	Trustee, Chairman	Indefinite, 5/08—Present	Partner of Sage Partners, Keystone Exploration, and 3C Farms.	9	None

David L. Foster Age: 62	Trustee	Indefinite, 5/08—Present	Chief Executive Officer of the Williford Companies.	9	None

Interested Trustees:
Scott Grauer** Age: 49	Trustee	Indefinite, 1/10—Present	From July 2008 to present, Executive Vice President, Wealth Management Division, BOK Financial Corporation; from 1991 to present, President and CEO, BOSC, Inc.	9	None

*	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
**	Mr. Grauer is treated by the Funds as an “interested person” (as defined in Section 2(a) (19) of the 1940 Act) of the Funds. Mr. Grauer is an “interested person” because he is an Executive Vice President of BOK Financial Corporation, the parent of Cavanal Hill Investment Management, Inc., and the President and CEO of BOSC, Inc., the distributor of the Trust. Mr. Grauer is also Vice Chairman of the Board of BOSC, Inc., Chairman of the Board of Cavanal Hill Investment Management, Inc. and serves as a member of the board for other BOK Financial Corporation subsidiaries.

CAVANAL HILL FUNDS

Additional Fund Information, Continued (Unaudited)

August 31, 2010

As a shareholder of the Cavanal Hill Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cavanal Hill Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2010 through August 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	3/1/10	8/31/10	3/1/10-8/31/10	3/1/10-8/31/10
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,000.90	$1.16	0.23%
Service Shares	1,000.00	1,000.90	1.16	0.23%
Institutional Shares	1,000.00	1,000.90	1.11	0.22%

Cash Management Fund
Administrative Shares	1,000.00	1,000.90	1.61	0.32%
Service Shares	1,000.00	1,001.10	1.51	0.30%
Institutional Shares	1,000.00	1,001.30	1.26	0.25%

Tax-Free Money Market Fund
Administrative Shares	1,000.00	1,000.00	1.66	0.33%
Service Shares	1,000.00	1,000.00	0.66	0.13%
Institutional Shares	1,000.00	1,000.30	1.46	0.29%
Select Shares	1,000.00	1,000.60	1.06	0.21%

Intermediate Tax-Free Bond Fund
Investor Shares	1,000.00	1,048.80	4.08	0.79%
Institutional Shares	1,000.00	1,050.20	2.74	0.53%

Short-Term Income Fund
Investor Shares	1,000.00	1,056.40	3.37	0.65%
Institutional Shares	1,000.00	1,058.00	1.76	0.34%

Intermediate Bond Fund
Investor Shares	1,000.00	1,090.50	3.00	0.57%
Institutional Shares	1,000.00	1,091.90	1.69	0.32%

Bond Fund
Investor Shares	1,000.00	1,088.20	3.68	0.70%
Institutional Shares	1,000.00	1,089.50	2.37	0.45%

Balanced Fund
Investor Shares	1,000.00	1,011.30	4.46	0.88%
Institutional Shares	1,000.00	1,012.50	3.20	0.63%

U.S. Large Cap Equity Fund
Investor Shares	1,000.00	941.80	4.70	0.96%
Institutional Shares	1,000.00	942.40	3.38	0.69%

CAVANAL HILL FUNDS

Additional Fund Information, Concluded (Unaudited)

August 31, 2010

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Cavanal Hill Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	3/1/10	8/31/10	3/1/10-8/31/10	3/1/10-8/31/10
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,024.05	$1.17	0.23%
Service Shares	1,000.00	1,024.05	1.17	0.23%
Institutional Shares	1,000.00	1,024.10	1.12	0.22%

Cash Management Fund
Administrative Shares	1,000.00	1,023.59	1.63	0.32%
Service Shares	1,000.00	1,023.69	1.53	0.30%
Institutional Shares	1,000.00	1,023.95	1.28	0.25%

Tax-Free Money Market Fund
Administrative Shares	1,000.00	1,023.54	1.68	0.33%
Service Shares	1,000.00	1,024.55	0.66	0.13%
Institutional Shares	1,000.00	1,023.74	1.48	0.29%
Select Shares	1,000.00	1,024.15	1.07	0.21%

Intermediate Tax-Free Bond Fund
Investor Shares	1,000.00	1,021.22	4.02	0.79%
Institutional Shares	1,000.00	1,022.53	2.70	0.53%

Short-Term Income Fund
Investor Shares	1,000.00	1,021.93	3.31	0.65%
Institutional Shares	1,000.00	1,023.49	1.73	0.34%

Intermediate Bond Fund
Investor Shares	1,000.00	1,022.33	2.91	0.57%
Institutional Shares	1,000.00	1,023.59	1.63	0.32%

Bond Fund
Investor Shares	1,000.00	1,021.68	3.57	0.70%
Institutional Shares	1,000.00	1,022.94	2.29	0.45%

Balanced Fund
Investor Shares	1,000.00	1,020.77	4.48	0.88%
Institutional Shares	1,000.00	1,022.03	3.21	0.63%

U.S. Large Cap Equity Fund
Investor Shares	1,000.00	1,020.37	4.89	0.96%
Institutional Shares	1,000.00	1,021.73	3.52	0.69%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

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CAVANAL HILL FUNDS

Ann-08/10

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.  Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is David L. Foster who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees
2009 – $88,000
2010 – $88,000

(b) Audit Related Fees
2009 – $28,000
2010 – $28,000

(c) Tax Fees
2009 – $27,300 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.
2010 – $27,300 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

(d) All Other Fees
2009 – $0
2010 – $0

(e)(1)

CAVANAL HILL FUNDS

Audit and Non-Audit Services Pre-Approval
Policies and Procedures

1.  Purpose

Under Section 10A of the Securities Exchange Act of 1934, as amended (the “Act”), codifying applicable portions of the Sarbanes-Oxley Act of 2002, the Audit Committee (the “Committee”) of the Board of Trustees of Cavanal Hill Funds (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, audit and non-audit services performed by the independent auditor for the Trust are required to be approved by the Committee in order to assure that they do not impair the auditor’s independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.  General Pre-Approval Policies

It is the policy of the Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, in any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendation. No pre-approval shall be made in a manner that would constitute a delegation to the Trust’s management.

III.  Procedures for Pre-Approval by the Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Committee’s Chairman. The Committee’s Chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statement of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8.	The Committee’s action on a request for pre-approval shall be recorded in the Committee’s minutes.

9.	The Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

10.	The Committee’s action on a request for pre-approval shall be reported to the full Board of Trustee’s.

11.	Pre-approvals will be granted for a period of no more than one year.

IV.   Procedures for Pre-Approval by a Delegate of the Committee

1.	Where it has been determined by the Committee’s Chairman that consideration of a request for pre-approval by the full Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, William H. Wilson Jr and David L. Foster have each been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Chairman of the Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V. Procedures for Monitoring Engagements
Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Committee’s Chairman in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI.  Amendment

These Policies and Procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

As adopted: October 17, 2003

As amended: July 23, 2008

(e)(2)
2009 – 0%
2010 – 0%

(f) Not Applicable

(g) 2009 – $0
2010 – $0

(h) The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.
(b) Not applicable.
(b) (1) Not applicable.
(b) (2) Not applicable.
(b) (3) Not applicable.
(b) (4) Not applicable.
(b) (5) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

 Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

          The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

 (b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cavanal Hill Funds

By (Signature and Title)*	/s/ Scott Rhodes, Treasurer
Scott Rhodes, Treasurer

Date	October 19, 2010

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Scott Rhodes, Treasurer
Scott Rhodes, Treasurer

Date	October 19, 2010

By (Signature and Title)*	/s/ James L. Huntzinger, President
James L. Huntzinger, President

Date	October 18, 2010